As filed with the Securities and Exchange Commission on June 3, 2008
                                             Securities Act File No. 333-_______
                                       Investment Company Act File No. 811-21906


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       [ ] Pre-Effective Amendment No. ___
                      [ ] Post-Effective Amendment No. ___
                        (Check appropriate box or boxes)

                       CLAYMORE EXCHANGE-TRADED FUND TRUST
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532
             -------------------------------------------------------
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                                 (630) 505-3700
                                 --------------
                        (Area Code and Telephone Number)

                             Kevin M. Robinson, Esq.
                             Claymore Advisors, LLC
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

                     (Name and Address of Agent for Service)
--------------------------------------------------------------------------------
                                 With copies to:

     Stuart M. Strauss, Esq.                      Thomas A. Hale, Esq.
     Clifford Chance US LLP             Skadden, Arps, Slate, Meagher & Flom LLP
       31 West 52nd Street                       333 West Wacker Drive
    New York, New York 10019                    Chicago, Illinois 60606

--------------------------------------------------------------------------------
Approximate date of proposed public offering: As soon as practicable after this registration statement becomes effective.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Title of securities being registered: shares of beneficial interest. The registrant has registered an indefinite number of its shares based on Section 24(f) of the Investment Company Act of 1940, as amended, and is in a continuous offering of such shares under an effective registration statement (File Nos. 333-134551 and 811-21906). No filing fee is due herewith because of reliance on
Section 24(f) of the Investment Company Act of 1940, as amended.

                                EXPLANATORY NOTE

This Registration Statement is organized as follows:

-    Questions and Answers to Shareholders of Claymore/Raymond James SB-1 Equity
     Fund

-    Notice of Meeting of Shareholders of Claymore/Raymond James SB-1 Equity
     Fund

- Proxy Statement/Prospectus regarding the proposed Reorganization of Claymore/Raymond James SB-1 Equity Fund into Claymore/Raymond James SB-1 Equity ETF, a series of the registrant

- Statement of Additional Information regarding the proposed Reorganization of Claymore/Raymond James SB-1 Equity Fund into Claymore/Raymond James SB-1 Equity ETF, a series of the registrant

-    Part C Information

-    Exhibits

                               QUESTIONS & ANSWERS

                                  REGARDING THE
                                REORGANIZATION OF
                     CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND
                                      INTO
                     CLAYMORE/RAYMOND JAMES SB-1 EQUITY ETF

Q.   WHY IS A SHAREHOLDER MEETING BEING HELD?

A. Shareholders of Claymore/Raymond James SB-1 Equity Fund ("RYJ"), a closed-end management investment company, the common shares (the "Common Shares") of which are traded on the New York Stock Exchange (the "NYSE"), are being asked to approve a reorganization of RYJ into Claymore/Raymond James SB-1 Equity ETF ("RYJ ETF"), an exchange-traded fund ("ETF") that is a newly created series of Claymore Exchange-Traded Fund Trust (the "Trust"), pursuant to which shareholders of RYJ would become shareholders of RYJ ETF (the "Reorganization"). Approval of the Reorganization requires the affirmative vote a majority of the outstanding voting securities of RYJ in order to become effective. The "vote of a majority of the outstanding voting securities" is defined in the Investment Company Act of 1940, as amended, as the lesser of the vote of (i) 67% or more of the voting securities of RYJ entitled to vote thereon present at the shareholder meeting or represented by proxy, provided that the holders of more than 50% of the outstanding voting securities of RYJ are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of RYJ entitled to vote thereon.

     RYJ ETF is managed by Claymore Advisors, LLC (the "Adviser"), the same investment adviser that manages RYJ, and seeks investment results that correspond generally to the performance, before RYJ ETF's fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the "Index"). The Index is sponsored by Raymond James Research Services, LLC, an affiliate of Raymond James & Associates, Inc. ("Raymond James"), which currently serves as investment sub-adviser to RYJ. The Index's stock selection methodology is similar to RYJ's objective, rules-based investment process.

     Shareholders of RYJ are also being asked to vote for nominees to the Board of Trustees of RYJ.

Q.   WHY IS THE REORGANIZATION BEING PROPOSED?

A. RYJ commenced operations as a closed-end fund on May 19, 2006, and its investment objective is to provide capital appreciation. Under normal market conditions, RYJ invests substantially all of its net assets in the equity securities that are rated, at the time of purchase, Strong Buy 1 ("SB-1") by Raymond James analysts. RYJ's governing documents provide that beginning 18 months after RYJ's initial public offering (which would be November 2007), if its Common Shares close on the NYSE for 75 consecutive trading days at a price that is a 10% or greater discount from RYJ's net asset value per Common Share, RYJ will commence promptly the process necessary to convert RYJ into an open-end investment company. Since that time, RYJ's Common Shares have traded at discounts less than and slightly greater than 10% from net asset value, and the automatic conversion provision has not been triggered. While the Board of Trustees of RYJ (the "RYJ Board") and fund management believe that this automatic conversion feature has been successful to a certain extent in limiting the discount at which Common Shares of RYJ have traded, the RYJ Board and fund management believe that the Reorganization has the potential to reduce significantly or to eliminate the discount, while maintaining RYJ's disciplined investment strategy and continuing to provide shareholders with exchange-traded liquidity.

     As set forth in the Agreement and Plan of Reorganization (the "Reorganization Agreement"), shareholders of RYJ will receive shares of RYJ ETF (the "Shares") with an aggregate net asset value equal to the aggregate net asset value of their RYJ Common Shares (other than fractional Common Shares) held immediately prior to the Reorganization, less the costs of the Reorganization. RYJ shareholders who hold fractional Common Shares of RYJ will receive cash payments in lieu of fractional Shares of RYJ ETF. RYJ ETF will have no operations prior to the Reorganization and expects its Shares to be listed on the NYSE Arca, Inc. (the "NYSE Arca"). Although trading prices of Shares of RYJ ETF may differ from their daily net asset value, shares of ETFs typically trade very close to their net asset value, in part due to the creation and redemption features of ETFs (as described in more detail in the Proxy Statement/Prospectus). As a result, immediately after the Reorganization, Shares of RYJ ETF are expected to trade at or close to the net asset value per share of RYJ Common Shares immediately prior to the Reorganization. Therefore, the Reorganization and subsequent operation of RYJ ETF as an ETF should effectively eliminate the discount at which Common Shares of RYJ have historically traded.

     In addition, RYJ ETF will pay a unitary management fee, which will be lower than the management fee paid by RYJ. Out of the unitary management fee, the Adviser will pay substantially all expenses of RYJ ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the investment advisory agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. As a result, it is anticipated that that shareholders of RYJ will experience a reduced annual operating expense ratio as a result of the Reorganization.

Q.   WHAT ARE THE DIFFERENCES BETWEEN A CLOSED-END FUND AND AN ETF?

A. Closed-end investment companies generally do not redeem their outstanding shares or engage in the continuous sale of new shares. Shares of closed-end funds typically are traded on a securities exchange. Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions). The market price may be more (a premium) or less (a discount) than the net asset value per share of the closed-end fund. Closed-end funds have greater flexibility than open-end investment companies, including ETFs, to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     ETFs are a form of open-end investment company. Unlike interests in conventional mutual funds, which are typically only bought and sold at closing net asset values, shares of ETFs are listed and traded throughout the day on a securities exchange. Shares of ETFs may be bought directly from the ETF or redeemed by the ETF at net asset value, only in large blocks consisting of a specified number of shares, each referred to as a "Creation Unit." Except when aggregated in Creation Units, ETF shares are not redeemable securities of the ETF. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas an ETF's in-kind redemption mechanism generally will not lead to a tax event for the ETF or its ongoing shareholders. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements, called "Authorized Participants," can purchase or redeem these Creation Units. Shares of an ETF are listed and traded on an exchange to provide liquidity for purchasers and sellers of shares in amounts less than the size of a Creation Unit. Thus, a person wishing to buy or sell shares generally must do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable brokerage commissions). The market price of shares of an ETF may be equal to, more or less than the net asset value, but, because shares of an ETF can be purchased and redeemed in Creation Units, shares of ETFs typically trade in a range closer to net asset value per share than do shares of closed-end funds.

Q. ARE THE INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF RYJ AND RYJ ETF SIMILAR?

A. Yes. The investment objective and principal investment strategies of RYJ and RYJ ETF are similar, but have some important distinctions. RYJ's investment objective is to provide capital appreciation. In comparison, RYJ ETF seeks investment results that correspond generally to the performance, before the RYJ ETF's fees and expenses, of an equity index called the Raymond James SB-1 Equity Index. RYJ utilizes an investment strategy that is similar to the methodology of the Index to invest its portfolio but is not required to replicate an index, as is the case with RYJ ETF. Under normal market conditions, each of RYJ and RYJ ETF will invest substantially all of its net assets in equity securities that are rated, at the time of purchase, SB-1 by Raymond James analysts. RYJ's rules-based investment process is substantially similar to the Index's stock selection methodology.

Q.   HOW DO OPERATING EXPENSES OF RYJ ETF COMPARE TO THOSE OF RYJ?

A. It is anticipated that after the Reorganization, RYJ ETF will have a lower annual operating expense ratio. RYJ pays to the Adviser a fee, payable monthly, in an annual amount equal to 0.85% of RYJ's average daily Managed Assets (as defined herein), from which the Adviser pays the investment sub-adviser a fee, payable monthly, in an annual amount equal to 0.35% of RYJ's average daily Managed Assets. In addition to the fees of the Adviser, RYJ pays all other costs and expenses of its operations. For the six-month period ended February 29, 2008, RYJ had an annualized unaudited ratio of net expenses to average net assets equal to 1.08% and, for the fiscal year ended August 31, 2007, RYJ had a ratio of net expenses to average net assets equal to 1.09%. RYJ ETF will pay to the Adviser a single, unitary management fee, payable monthly, in an annual amount equal to 0.75% of RYJ ETF's average daily net assets. Out of the unitary management fee, the Adviser will pay substantially all expenses of RYJ ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the investment advisory agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Q.   WILL MY SHARES CONTINUE TO BE LISTED ON AN EXCHANGE?

A. Yes. Shareholders of RYJ will continue to experience exchange-traded liquidity as shareholders of RYJ ETF following the Reorganization. Common Shares of RYJ are currently listed on the NYSE. RYJ ETF expects its Shares to be listed on the NYSE Arca.

Q.   HOW WILL THE REORGANIZATION AFFECT ME?

A. Assuming shareholders of RYJ approve the Reorganization, RYJ ETF will acquire substantially all of the assets and will assume substantially all of the liabilities of RYJ, in exchange for Shares of RYJ ETF to be issued to RYJ. The Shares of RYJ ETF issued to RYJ will be distributed pro rata to the shareholders of RYJ. Thus, you will become a shareholder of RYJ ETF. You will receive newly-issued Shares of RYJ ETF, the aggregate net asset value of which will equal the aggregate net asset value of the Common Shares of RYJ you held immediately prior to the

     Reorganization (though you may receive cash for fractional Common Shares), less the costs of the Reorganization. Following the Reorganization, RYJ will dissolve.

Q. WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A. No. You will pay no sales loads or commissions in connection with the Reorganization. However, the costs associated with the Reorganization, including the costs associated with the shareholder meeting, will be borne by shareholders of RYJ, provided such costs do not exceed the amount approved by the RYJ Board. The costs associated with the Reorganization are currently estimated to be approximately $350,000. In approving the terms of the Reorganization, the RYJ Board and the Adviser agreed that the expenses borne by RYJ would not exceed $400,000 absent specific approval by the RYJ Board.

Q.   WILL I HAVE TO PAY ANY FEDERAL INCOME TAXES AS A RESULT OF THE
     REORGANIZATION?

A. The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a shareholder of RYJ will recognize no gain or loss for federal income tax purposes upon the receipt solely of the Shares of RYJ ETF in connection with the Reorganization. Additionally, RYJ would not recognize any gain or loss for federal income tax purposes as a result of the transfer of substantially all of its assets and liabilities solely in exchange for the Shares of RYJ ETF or as a result of its liquidation.

     If you choose to sell your Common Shares of RYJ before the Reorganization, the sale will generate taxable gain or loss for federal income tax purposes; therefore, you may wish to consult a tax advisor before doing so.

     RYJ intends to pay a dividend of any realized undistributed net investment income and capital gains, which may be substantial, immediately prior to the closing of the Reorganization. The amount of any dividend actually paid, if any, will depend on a number of factors, such as changes in the value of RYJ's holdings and the extent of liquidation of securities between the date of the Meeting and the closing of the Reorganization.

     If you are a record holder, which includes registered holders and brokers that hold Common Shares of RYJ on behalf of their customers, and you own a fractional Common Share of RYJ, in lieu of receiving a fractional Share of RYJ ETF, you will receive an amount in cash equal to the net asset value of such fractional Common Share. Please note that you may incur certain tax liability for federal income tax purposes if you receive cash in lieu of a fractional Common Share.

Q.   WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE REORGANIZATION?

     A. In the event that the Reorganization is not approved by shareholders of RYJ, RYJ will continue to operate as a closed-end fund and the RYJ Board will determine what further action, if any, is appropriate.

Q.   WHY AM I BEING ASKED TO ELECT TRUSTEES?

A. Common Shares of RYJ are listed on the NYSE, which requires RYJ to hold a meeting of shareholders to elect trustees each fiscal year. Since RYJ's fiscal year ends on August 31, 2008, the Board of Trustees of RYJ is asking shareholders to elect trustees at this time. This meeting will serve as the annual meeting of shareholders of RYJ.

Q.   HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees recommends that you vote "FOR" the proposal to approve the Reorganization and "FOR ALL" of the trustee nominees.

Q.   HOW DO I VOTE MY PROXY?

A.   You can vote in any one of four ways:

     o By touch-tone telephone, with a toll-free call to the number listed on your proxy card;

     o By mail, by returning the enclosed proxy card, signed and dated, in the enclosed envelope;

     o Via the Internet by following the instructions set forth on your proxy card; or

     o    In person, by attending and casting a vote at the Meeting.

     We encourage you to vote by touch-tone telephone or via the Internet by following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the enclosed Proxy Statement/Prospectus before you vote.

     Each shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised by filing a written notice of revocation (as more fully described in the Proxy Statement/Prospectus), by returning a duly executed proxy with a later date before the time of the Meeting, or by notifying the secretary of RYJ at any time before your proxy is voted that you will be present at the Meeting and wish to vote in person. Please note that being present at the Meeting alone does not revoke a previously executed and returned proxy.

Q.   WHOM DO I CONTACT FOR FURTHER INFORMATION?

A.   Please call       , RYJ's proxy solicitor at .

                     CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532

                        NOTICE OF MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 28, 2008

     Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share (the "Common Shares"), of Claymore/Raymond James SB-1 Equity Fund ("RYJ") that a meeting of shareholders of RYJ (the "Meeting") will be held at the offices of RYJ, 2455 Corporate West Drive, Lisle, Illinois 60532, on Thursday, August 28, 2008, at 11:30 a.m. Central time. The Meeting is being held for the following purposes:

     1. To approve an Agreement and Plan of Reorganization between RYJ and Claymore/Raymond James SB-1 Equity ETF ("RYJ ETF"), pursuant to which RYJ would (i) transfer substantially all of its assets and liabilities to RYJ ETF in exchange solely for shares of RYJ ETF, (ii) distribute such shares to its shareholders and (iii) dissolve; and

     2. To elect two trustees as Class II Trustees to serve until RYJ's 2010 annual meeting or until their successors shall have been elected and qualified; and

     3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     THE BOARD OF TRUSTEES OF RYJ (THE "RYJ BOARD"), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

     The RYJ Board has fixed the close of business on July 11, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Meeting.

                                               By order of the Board of Trustees

                                               /s/ Mark E. Mathiasen

                                               Mark E. Mathiasen
                                               Secretary

Lisle, Illinois
July    , 2008

     IT IS IMPORTANT THAT YOUR COMMON SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW COMMON SHARES YOU OWN,

PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR VIA THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

                              ABOUT THE PROXY CARD

Please vote on the proposals using blue or black ink to mark an X in one of the boxes provided on the proxy card.

PROPOSAL 1: APPROVAL OF THE REORGANIZATION -- mark "For," "Against" or
"Abstain."

PROPOSAL 2: ELECTION OF TRUSTEES - mark "For" or "Withhold." To withhold authority to vote for an individual nominee, mark "Withhold" and write the nominee's name for which the vote is to be withheld on the line provided.

Sign, date and return the proxy card in the enclosed post-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                    SUBJECT TO COMPLETION, DATED JUNE 3, 2008


                           PROXY STATEMENT/PROSPECTUS

             RELATING TO THE ACQUISITION OF SUBSTANTIALLY ALL OF THE
                           ASSETS AND LIABILITIES OF

                     CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND

                        BY AND IN EXCHANGE FOR SHARES OF

                     CLAYMORE/RAYMOND JAMES SB-1 EQUITY ETF

                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532

         This document will give you information you need to vote on the matters listed on the accompanying Notice of Meeting of Shareholders ("Notice of Meeting"). Much of the information in this Proxy Statement/Prospectus is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, (866) 889-3830.

         This Proxy Statement/Prospectus is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (the "Common Shares"), of Claymore/Raymond James SB-1 Equity Fund ("RYJ") in connection with the solicitation by the Board of Trustees of RYJ (the "RYJ Board") of proxies to be voted at a meeting of shareholders of RYJ to be held on Thursday, August 28, 2008, and any adjournments or postponements thereof (the "Meeting"). The Meeting is being held to consider the proposals that are listed on the Notice of Meeting and are discussed elsewhere in greater detail in this Proxy Statement/Prospectus. The Meeting will be held at the offices of RYJ, 2455 Corporate West Drive, Lisle, Illinois 60532, on Thursday, August 28, 2008, at 11:30 a.m. Central time. This Proxy Statement/Prospectus and the enclosed proxy card are first being sent to shareholders of RYJ on or about July , 2008.

         If shareholders are unable to attend the Meeting or any adjournments thereof, the RYJ Board requests that they vote their Common Shares by completing and returning the enclosed proxy card or by recording their voting instructions by telephone or via the Internet.

         The purposes of the Meeting are:

         1. To approve an Agreement and Plan of Reorganization between RYJ and Claymore/Raymond James SB-1 Equity ETF ("RYJ ETF"), pursuant to which RYJ would (i) transfer substantially all of its assets and liabilities to RYJ ETF in exchange solely for shares of RYJ ETF (the "Shares"), (ii) distribute such Shares to its shareholders and (iii) dissolve; and

         2. To elect two trustees as Class II Trustees to serve until RYJ's 2010 annual meeting or until their successors shall have been elected and qualified; and

         3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         The RYJ Board has approved a reorganization (the "Reorganization") by which RYJ, a diversified closed-end investment company, would be reorganized into RYJ ETF, an exchange-traded fund ("ETF") that is a newly created series of Claymore Exchange-Traded Fund Trust, an open-end investment company (the "Trust"), pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement") between RYJ and the Trust on behalf of RYJ ETF. RYJ and RYJ ETF are sometimes referred to herein each as a "Fund" and collectively as the "Funds."

         The following documents have been filed with the SEC and incorporated by reference into this Proxy Statement/Prospectus: (i) the Annual Report to shareholders of RYJ, which includes information relating to RYJ for the fiscal year ended August 31, 2007; (ii) the Semi-Annual Report to shareholders of RYJ, which includes information relating to RYJ for the semi-annual fiscal period ended February 29, 2008; and (iii) a Statement of Additional Information dated July , 2008, relating to this Proxy Statement/Prospectus (the "Reorganization SAI"), which contains additional information about the Reorganization and RYJ ETF. Free copies of any of the above documents can be obtained by writing to or calling:

Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532
(866) 889-3830

         If you wish to request the Reorganization SAI, please ask for the "RYJ ETF Reorganization SAI." Copies of RYJ's most recent annual report and semi-annual report can also be obtained through RYJ's website www.claymore.com/ryj.

         The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith are required to file reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC's public reference room at 100 F Street, NE, Washington, DC 20549. You may call the SEC at (202) 942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC's Internet website at www.sec.gov.

         Common Shares of RYJ are listed on the New York Stock Exchange (the "NYSE") under the ticker symbol "RYJ." Reports, proxy statements and other information concerning RYJ may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005. RYJ ETF expects its Shares to be listed on the NYSE Arca, Inc. (the "NYSE Arca"). Reports, proxy statements and other information concerning RYJ ETF may be inspected at the offices of the NYSE Arca, 11 Wall Street, New York, New York 10005. Shares of RYJ ETF will trade at market prices that may differ to some degree from the net asset value of the Shares. Unlike conventional mutual funds, RYJ ETF will issue and redeem Shares on a continuous basis, at net asset value, only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. Creation Units are issued and redeemed principally in-kind for securities included in a specified index. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF RYJ ETF ARE NOT REDEEMABLE SECURITIES OF RYJ ETF. Therefore, liquidity for individual shareholders of RYJ ETF will be realized only through a sale on the NYSE Arca at market prices that may differ to some degree from the net asset value of the RYJ ETF Shares.

         This Proxy Statement/Prospectus sets forth concisely the information shareholders of RYJ should know before voting on the Reorganization and constitutes an offering of Shares of RYJ ETF only. This Proxy Statement/Prospectus serves as a prospectus of RYJ ETF in connection with the issuance of Shares in the Reorganization. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

         The RYJ Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                              ---------------------

         THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


           The date of this Proxy Statement/Prospectus is July , 2008.

                                TABLE OF CONTENTS

SUMMARY
PROPOSAL 1: APPROVAL OF THE REORGANIZATION .......................................................
      Comparison of RYJ and RYJ ETF ..............................................................
             Expenses ............................................................................
             Investment Objective and Principal Investment Strategies ............................
             Principal Investment Risks ..........................................................
             Investment Restrictions .............................................................
             Secondary Investment Strategies .....................................................
             Additional Risk Considerations ......................................................
             Management of the Funds .............................................................
             Service Providers ...................................................................
             Purchase and Redemption of Shares ...................................................
             Capitalization ......................................................................
             Shareholder Servicing ...............................................................
             Governing Law and Charter Documents..................................................
      Additional Information About the Reorganization ............................................
             General .............................................................................
             Terms of the Reorganization Agreement ...............................................
             Background and RYJ Board Considerations Relating to the Reorganization ..............
             Material U.S. Federal Income Tax Consequences of the Reorganization .................
             Expenses of the Reorganization ......................................................
             Shareholder Accounts and Share Certificates..........................................
             Shareholder Approval ................................................................
      Additional Information About RYJ ETF .......................................................
             Tax-Advantaged Product Structure ....................................................
             Purchase and Redemption of Shares ...................................................
             How to Buy and Sell Shares ..........................................................
             Distributions  ......................................................................
             Distribution Plan and Service Plan ..................................................
             Frequent Purchases and Redemptions ..................................................
             Disclaimers .........................................................................
             Federal Income Taxation .............................................................
             Other Information....................................................................
             Disclosure of Portfolio Holdings ....................................................
             Financial Highlights ................................................................
             Fund Performance ....................................................................
      Additional Information About RYJ ...........................................................
             Per Share Price Data ................................................................
PROPOSAL 2: ELECTION OF TRUSTEES  OF RYJ..........................................................
             Composition of the Board of Trustees ................................................
             Trustees ............................................................................
             Executive Officers ..................................................................
             Board Committees ....................................................................
             Shareholder Communications ..........................................................
             Trustee Beneficial Ownership of Securities ..........................................

                                       4

             Board Meetings ......................................................................
             Trustee Compensation.................................................................
             Shareholder Approval ................................................................
OTHER INFORMATION ................................................................................
             Further Information About Voting and the Meeting ....................................
             Independent Registered Public Accounting Firm........................................
             Audit and Other Fees.................................................................
             Shareholder Information .............................................................
             Section 16(a) Beneficial Ownership Reporting Compliance .............................
             Privacy Principles ..................................................................
             Deadline for Shareholder Proposals ..................................................
             Solicitation of Proxies .............................................................
             Legal Matters .......................................................................
             Other Matters to Come Before the Meeting.............................................


--------------------------------------------------------------------------------
                                     SUMMARY
--------------------------------------------------------------------------------

PROPOSAL 1: APPROVAL OF THE REORGANIZATION

         The Proposed Reorganization. The RYJ Board, including the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of RYJ Fund ("Independent Trustees"), has unanimously approved the Reorganization Agreement and the transactions contemplated thereby. Subject to shareholder approval, the Reorganization Agreement provides for:

          o the transfer of substantially all the assets and liabilities of RYJ to RYJ ETF in exchange for Shares of RYJ ETF;

          o    the distribution of such Shares to RYJ shareholders; and

          o    the dissolution of RYJ.

         If the Reorganization is completed, RYJ shareholders would hold Shares of RYJ ETF with an aggregate net asset value equal to the aggregate net asset value of RYJ Common Shares (other than fractional Common Shares) held immediately prior to the Reorganization, less the costs of the Reorganization. RYJ shareholders who hold fractional Common Shares of RYJ will receive cash payments in lieu of fractional Shares of RYJ ETF.

         Comparison of the Funds. RYJ ETF is managed by Claymore Advisors, LLC (the "Adviser"), the same investment adviser that manages RYJ. The investment objective and principal investment strategies of RYJ and RYJ ETF are similar, but have some important distinctions. RYJ's investment objective is to provide capital appreciation. RYJ ETF seeks investment results that correspond generally to the performance, before RYJ ETF's fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the "Index"). The Index is sponsored by Raymond James Research Services, LLC ("Raymond James Research Services"), an affiliate of Raymond James & Associates, Inc. ("Raymond James"), which currently serves as investment sub-adviser to RYJ.

         RYJ utilizes an investment strategy that is similar to the methodology of the Index to invest its portfolio but is not required to replicate an index, as is the case with RYJ ETF. Under normal market conditions, each of RYJ and RYJ ETF will invest substantially all of its net assets in equity securities that are rated, at the time of purchase, Strong Buy 1 ("SB-1") by Raymond James analysts. RYJ's rules-based investment process is substantially similar to the Index's stock selection methodology.

         RYJ is a closed-end investment company. Closed-end investment companies generally do not redeem their outstanding shares or engage in the continuous sale of new shares. Shares of closed-end funds typically are traded on a securities exchange. Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions). The market price may be more (a premium) or less (a discount) than the net asset value per share of the closed-end fund. Closed-end funds have greater flexibility than open-end investment companies, including ETFs, to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

         RYJ ETF is an ETF. ETFs are a form of open-end investment company. Open-end investment companies issue shares that can be redeemed or sold back to the investment company at the net asset value per share. However, unlike interests in conventional mutual funds, shares of ETFs are listed and traded throughout the day on a securities exchange. Shares of ETFs may be bought directly from the ETF or redeemed by the ETF at net asset value, only in large blocks consisting of a specified number of shares, each referred to as a "Creation Unit." Except when aggregated in Creation Units, ETF shares are not redeemable securities of the ETF. As a practical matter, only broker-dealers, or large institutional investors with creation and redemption agreements called "Authorized Participants," can purchase or redeem these Creation Units. Shares of an ETF are listed and traded on an exchange to provide liquidity for purchasers of shares in amounts less than the size of a Creation Unit. Thus, a person wishing to buy or sell shares generally must do so through a broker-dealer and pay and receive the market price per share (plus or minus any applicable brokerage commissions). The market price of shares of an ETF may be equal to, more than or less than the net asset value, but shares of ETFs typically trade in a range closer to net asset value per share than do shares of closed-end funds.

         Background and Reasons for the Proposed Reorganization. RYJ commenced operations as a closed-end fund on May 19, 2006, and its investment objective is to provide capital appreciation. Under normal market conditions, RYJ invests substantially all of its net assets in the equity securities that are rated, at the time of purchase, SB-1 by Raymond James analysts. RYJ's governing documents provide that beginning 18 months after RYJ's initial public offering (which would be November 2007), if its Common Shares close on the NYSE for 75 consecutive trading days at a price that is a 10% or greater discount from RYJ's net asset value per Common Share, RYJ will commence promptly the process necessary to convert RYJ into an open-end investment company. Since that time, RYJ's Common Shares generally have traded at discounts less than and slightly greater than 10% from net asset value. While the Board of Trustees of RYJ (the "RYJ Board") and fund management believe that this automatic conversion feature has been successful to an extent in limiting the discount at which Common Shares of RYJ have traded, the RYJ Board and fund management believe that the Reorganization has the potential to reduce significantly or to eliminate the discount, while maintaining RYJ's disciplined investment strategy and continuing to provide shareholders with exchange-traded liquidity.

         As set forth in the Reorganization Agreement, shareholders of RYJ will receive Shares of RYJ ETF with an aggregate net asset value equal to the aggregate net asset value of their RYJ Common Shares (other than fractional Common Shares) held immediately prior to the Reorganization, less the costs of the Reorganization. RYJ shareholders who hold fractional Common Shares of RYJ will receive cash payments in lieu of fractional Shares of RYJ ETF. RYJ ETF will have no operations prior to the Reorganization and expects its Shares to be listed on the NYSE Arca. Although trading prices of Shares of RYJ ETF may differ from their daily net asset value, shares of ETFs typically trade very close to their net asset values, in part due to the creation and redemption features of ETFs (as described in more detail in the Proxy Statement/Prospectus). As a result, immediately after the Reorganization, Shares of RYJ ETF are expected to trade at or close to the net asset value per share of RYJ Common Shares immediately prior to the Reorganization.

         In addition, RYJ ETF will pay a unitary management fee, which will be lower than the management fee paid by RYJ. Out of the unitary management fee, the Adviser will pay substantially all expenses of RYJ ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the investment advisory agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

         The trustees considered the following factors, among others, in determining to recommend that shareholders of RYJ approve the Reorganization:

         o RYJ's Common Shares have historically traded at a discount from net asset value. In the Reorganization, RYJ shareholders would receive RYJ ETF Shares with an aggregate net asset value equal to the aggregate net asset value of their RYJ Common Shares held immediately prior to the Reorganization less the costs of the Reorganization. Shares of ETFs typically trade at or very close to their net asset value.

         o RYJ ETF will pay a unitary management fee, which will be lower than the management fee currently paid by RYJ, and will pay substantially all expenses of RYJ ETF out of the unitary management fee and, as a result, it is anticipated that that shareholders of RYJ will experience a reduced annual operating expense ratio as a result of the Reorganization.

         o RYJ's rules-based investment process is substantially similar to the Index's stock selection methodology.

         o ETFs have favorable tax attributes and provide the intra-day liquidity to investors also provided by closed-end funds.

         o The operational efficiencies and distribution capabilities associated with the Adviser's ETF fund complex.

         Further Information Regarding the Reorganization. The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization so qualifies, in general, shareholders of RYJ will recognize no gain or loss for federal income tax purposes upon the receipt of Shares of RYJ ETF in connection with the Reorganization. Additionally, RYJ will recognize no gain or loss for federal income tax purposes as a result of the transfer of substantially all of its assets and liabilities in exchange for Shares of RYJ ETF or as a result of their dissolution. Neither RYJ ETF nor its shareholders will recognize any gain or loss for federal income tax purposes in connection with the Reorganization.

         Shareholders who own a fractional Common Share of RYJ, in lieu of receiving a fractional Share of RYJ ETF, will receive an amount in cash equal to the net asset value of such fractional Common Share. Such shareholders may incur certain tax liability for federal income tax purposes if they receive cash in lieu of a fractional Common Share.

         Subject to the requisite approval of shareholders of RYJ, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about , 2008, but it may be at a different time as described herein.

         Board and Shareholder Approval. The RYJ Board has approved unanimously the Reorganization Agreement and has concluded that: (1) the Reorganization is in the best interests of RYJ and (2) the interests of the existing shareholders of RYJ will not be diluted as a result of the Reorganization.

         Approval of the Reorganization requires the affirmative vote a majority of the outstanding voting securities of RYJ in order to become effective. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of RYJ entitled to vote thereon present at the Meeting or represented by proxy, provided that the holders of more than 50% of the outstanding voting securities of RYJ are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of RYJ entitled to vote thereon.

         The Board of RYJ, including the Independent Trustees, unanimously recommends that you vote "FOR" the proposal to approve the Reorganization.

PROPOSAL 2: ELECTION OF TRUSTEES

         The Meeting will serve as the annual meeting of shareholders of RYJ for the current fiscal year at which trustees of RYJ will be elected. Shareholders of RYJ are being asked to elect two Class II Trustees (Ronald A. Nyberg and Ronald E. Toupin, Jr.) at the Meeting to serve until RYJ's annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified.

         The affirmative vote of a majority of the Common Shares present in person or represented by proxy and entitled to vote on Proposal 2 at the Meeting at which a quorum (i.e., a majority of the Common Shares entitled to vote on Proposal 2) is present in person or by proxy is necessary to approve Proposal 2. It is the intention of the persons named in the enclosed proxy to vote the Common Shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

         The Board of RYJ, including the Independent Trustees, unanimously recommends that you vote "FOR" the trustee nominees listed in the Proxy Statement/Prospectus.

--------------------------------------------------------------------------------
                         PROPOSAL 1: THE REORGANIZATION
--------------------------------------------------------------------------------

         The RYJ Board, including the Independent Trustees, has unanimously approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement (a form of which is attached as Appendix A to the Reorganization SAI) provides that RYJ ETF will acquire substantially all of the assets and will assume substantially all of the liabilities of RYJ, in exchange for Shares of RYJ ETF to be issued to RYJ. The Shares of RYJ ETF issued to RYJ will have an aggregate net asset value equal to the aggregate net asset value of the Common Shares of RYJ (though cash may be paid in lieu of any fractional Common Shares), less the costs of the Reorganization. Upon receipt by RYJ of such Shares, RYJ will distribute pro rata the RYJ ETF Shares to the shareholders of RYJ. As soon as practicable after the Closing Date, RYJ will deregister as an investment company under the 1940 Act and dissolve under applicable state law.


                          COMPARISON OF RYJ AND RYJ ETF

EXPENSES

         It is anticipated that shareholders of RYJ will experience a reduced annual operating expense ratio as a result of the Reorganization. RYJ ETF will pay to the Adviser a unitary management fee, which will be lower than the management fee paid by RYJ. Out of the unitary management fee, the Adviser will pay substantially all expenses of RYJ ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the investment advisory agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

         The table below sets forth the fees and expenses that investors may pay to buy and hold shares of RYJ and RYJ ETF pro forma after the Reorganization, including (i) the unaudited annualized fees and expenses paid by RYJ for the six-month period ended February 29, 2008 and (ii) pro forma annualized fees and expenses for RYJ ETF for the six-month period ended February 29, 2008 assuming the Reorganization had been completed as the beginning of such period. RYJ ETF is newly organized and has not had any operations of its own as of the date of this Proxy Statement/Prospectus. As shown below, the Reorganization is expected to result in decreased total annual expenses for shareholders of RYJ.

                                                                                         PRO FORMA RYJ ETF
                                                                             RYJ
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases(1)                        None(2)            None(3)
Standard Creation/Redemption Transaction Fee per Order(3)                    N/A                 $
Maximum Additional Creation/Redemption Transaction Fee per Order(3)          N/A                 $
Dividend Reinvestment Plan Fees                                              None              None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)(4)
Management Fees                                                             0.85%            0.75%(5)
Distribution/Service (12b-1) Fees                                            N/A             0.00%(6)
Other Expenses                                                              0.23%            0.00%(5)


                                       10

Total Annual Fund Operating Expenses                                        1.08%              0.75%


(1) In connection with the Reorganization, there are certain other transaction expenses which include, but are not limited to, all costs related to the preparation, printing and distributing of this Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and registration statement on Form N-14; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any other expenses incurred in connection with the Reorganization. All such transaction expenses will be borne by RYJ, provided that they do not exceed the amount approved by RYJ's Board, and result in a reduction in net asset value per Common Share. In accordance with applicable SEC rules, the RYJ Board reviewed the fees and expenses that will be borne directly or indirectly by RYJ in connection with the Reorganization.

(2) As a closed-end fund, RYJ is listed and traded on the NYSE and does not charge a sales load or a redemption fee. When buying or selling Common Shares of RYJ, investors will incur customary brokerage commissions and charges.

(3) As an ETF, RYJ ETF expects its Shares to be listed on the NYSE Arca and does not charge a sales load or a redemption fee on individual fund Shares. When buying or selling Shares of RYJ ETF on the NYSE Arca, investors will incur customary brokerage commissions and charges. Purchasers of Creation Units of RYJ ETF and parties redeeming Creation Units of RYJ ETF (Authorized Participants) must pay a standard creation or redemption transaction fee of $ . If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee may be charged.

(4)      Expressed as a percentage of average daily net assets.

(5) RYJ ETF pays the Adviser a unitary management fee. Out of the unitary management fee, the Adviser will pay substantially all expenses of RYJ ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the investment advisory agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

(6) RYJ ETF has adopted a Distribution and Service (12b-1) Plan pursuant to which RYJ ETF may bear a 12b-1 fee not to exceed 0.25% per annum of RYJ ETF's average daily net assets. However, no such fee is currently paid by RYJ ETF.

Example

         The following examples are intended to help you compare the cost of investing in RYJ ETF, pro forma after the Reorganization, with the costs of investing in RYJ. This example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Funds.

         The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 YEAR        3 YEARS         5 YEARS          10 YEARS
                         ------        -------         -------          --------
RYJ                       $110           $343           $595             $1,317
PRO FORMA RYJ ETF         $77            $240           $417              $930

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

         The investment objective and principal investment strategies of RYJ and RYJ ETF are similar, but have some important distinctions. RYJ's investment objective is to provide capital appreciation. RYJ ETF seeks investment results that correspond generally to the performance, before RYJ ETF's fees and expenses, of the Index. RYJ utilizes an investment strategy that is similar to the methodology of the Index to invest its portfolio but is not required to replicate an index, as is the case with RYJ ETF. Under normal market conditions, each of RYJ and RYJ ETF invests or will invest substantially all of its net assets in equity securities that are rated, at the time of purchase, SB-1 by Raymond James analysts. RYJ's rules-based investment process is substantially similar to the Index's stock selection methodology.

RYJ                                                          RYJ ETF
RYJ's investment objective is to provide capital             RYJ ETF seeks investment results that correspond
appreciation.                                                generally to the performance, before RYJ ETF's fees and
                                                             expenses, of the Raymond James SB-1 Equity Index.
RYJ's investment objective is considered fundamental and
may not be changed without the approval of shareholders.     RYJ ETF's investment objective is non-fundamental and
                                                             may be changed by the Board of Trustees of RYJ ETF
Under normal market conditions, RYJ invests substantially    without shareholder approval.
all of its net assets in the equity securities that are
rated, at the time of purchase, SB-1 by Raymond James        The Index is composed of all equity securities rated
analysts.                                                    SB-1 by Raymond James as of each rebalance and
                                                             reconstitution date. Index constituents include equity
RYJ aims to reduce turnover and limit the potential price    securities of all market capitalizations, as defined by
impact of purchasing or selling certain securities.          Raymond James, that trade on a U.S. securities
Although the number of securities rated SB-1 may be          exchange, including common stocks, American depositary
modified on any day as a result of upgrades and/or           receipts ("ADRs"), real-estate investment trusts
downgrades of securities' ratings by Raymond James           ("REITs") and master limited partnerships ("MLPs"). The
analysts, in order to seek to minimize the costs             Index will typically consist of between 100 and 200
associated with high portfolio turnover, RYJ's portfolio     securities and, as of April 30, 2008, the market
is reconstituted and rebalanced on a semi-monthly basis.     capitalization range of Index constituents was $40
                                                             million to $187 billion.
RYJ invests in SB-1 rated securities according to a
modified equal-weighting methodology. Generally, RYJ seeks   Under normal conditions, RYJ ETF will invest at least
to hold each SB-1 rated security in equal dollar-weighted    80% of its assets in equity securities. RYJ ETF will
percentages relative to the total value of RYJ's portfolio   also normally invest at least 80% of its total assets
of SB-1 rated securities. However, in instances in which     in securities that comprise the Index. RYJ ETF has
there is comparatively little trading volume in a SB-1       adopted a policy that requires it to provide
rated security (and in which a comparatively large           shareholders with at least 60 days notice prior to any
purchase order may increase the purchase price for the       material change in this policy or the Index. The Board
shares) it may be necessary to limit RYJ's investment in     of Trustees of the Trust may change RYJ ETF's
certain securities to an amount less than the equal          investment strategy and other policies without
portfolio weight.                                            shareholder approval, except as otherwise indicated.

The Adviser initiates most trades on the rebalancing day;    The Adviser seeks a correlation over time of 0.95 or
however, the Adviser may in some instances execute trades    better between RYJ ETF's performance and the
in connection with the rebalancing and reconstitution of     performance of the total return of the Index less any
RYJ's portfolio during a period commencing five business     expenses or distributions. A figure of 1.00 would
days prior to a rebalancing day and concluding five          represent perfect correlation.
business days following a rebalancing day in order to seek
to minimize the potential price impact of purchasing or      RYJ ETF generally will invest in all of the securities
selling certain securities.                                  comprising the Index in proportion to their weightings
                                                             in the Index. However, under various circumstances, it
                                                             may not be possible or practicable to purchase all of
                                                             the securities in the Index in those weightings. In those

                                       12

RYJ's investment policies, including its investment          circumstances, RYJ ETF may purchase a sample of
strategy, are generally considered non-fundamental and may   the securities in the Index in proportions expected by
be changed by RYJ without shareholder approval. RYJ will     the Adviser to replicate generally the performance of the
provide investors with at least 60 days prior                Index as a whole. There may also be instances in which the
notice of any change in RYJ's investment strategy.           Adviser may choose to overweight another security in the Index, purchase (or sell) securities not in the Index which the Adviser believes are appropriate to substitute for one or more Index components, or utilize various combinations of
                                                             other available investment techniques, in seeking to
                                                             accurately track the Index. In addition, from time
                                                             to time securities are added to or removed from the
                                                             Index. RYJ ETF may sell securities that are represented
                                                             in the Index or purchase securities that are not yet
                                                             represented in the Index in anticipation of their
                                                             removal from or addition to the Index.


         Index Methodology. The Index is sponsored and maintained by Raymond James Research Services. The stock selection methodology utilized by RYJ ETF is substantially similar to the rules-based investment process of RYJ. The Index is composed of all equity securities rated SB-1 by Raymond James, based on the factors described below, as of each rebalance and reconstitution date, with the relative weighting of each constituent determined according to a modified equal-weighting methodology, as described below. The number of securities rated SB-1 may be modified on any day as a result of upgrades and/or downgrades of securities' ratings by Raymond James analysts; however, the Index will be reconstituted and rebalanced twice per calendar month.

         Raymond James SB-1 Rating. There are currently four rating categories used by Raymond James analysts, with SB-1 being the highest rating. A rating of SB-1 indicates generally that the Raymond James analyst assigning the rating expects the stock to achieve total return targets over the next six months and to outperform the S&P 500 over that period. In the case of certain higher-yielding or more conservative equities, a rating of SB-1 indicates that the Raymond James analyst assigning the rating expects such equities to achieve total return targets over the next 12 months. The ratings assigned by Raymond James analysts represent such analysts' judgments given available public facts and information and are not intended as guarantees of investment performance of rated securities or of the Index.

         Raymond James' Equity Research Department currently includes more than 45 equity analysts and publishes research on approximately 700 companies. Securities rated by Raymond James analysts include equity securities of U.S. issuers and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges. As of April 30, 2008, 138 securities received a rating of SB-1 from Raymond James analysts. The number of securities rated SB-1 may be modified on any day as a result of upgrades and/or downgrades of securities' ratings by Raymond James analysts.

         Index Construction.

         1. Index constituents will include all securities rated SB-1 by a Raymond James analyst as defined above.

         2. The Index will seek to hold each SB-1 rated security in equal dollar-weighted percentages relative to the total value of the entire Index of SB-1 rated securities ("Equal Portfolio Weight"). Using the following method, in instances in which there is comparatively little trading volume in a SB-1 rated security, the Index will limit its weighting in that constituent. Upon initial selection and on each rebalancing and reconstitution day, the Index will calculate for each SB-1 rated security the average product of the closing price multiplied by the trading volume for such stock for the 60 trading days prior to the rebalancing and reconstitution day to provide the "Average Price-Volume Amount." For any Index constituent that the Average Price-Volume Amount is less than $1,000,000 per day, that security's weight will be reduced to a proportion of the Equal Portfolio Weight equal to the ratio of its Average Price-Volume Amount over $1,000,000 (the "Liquidity Cap"). To the extent that the Index's weighting in a security is limited as a result of the Liquidity Cap, the difference between the equal weight position and the capped position will be reallocated equally among all other Index constituents.

         3. At each Index rebalancing and reconstitution, all Index constituents that are no longer rated SB-1 on the date of the rebalancing and reconstitution will be removed from the Index and all securities rated SB-1 on the date of the rebalancing and reconstitution that are not currently part of the Index will be added.

         4. In the event a constituent is downgraded by Raymond James and is no longer rated SB-1 subsequent to adding the security as an Index constituent, such constituent will remain a part of the Index until the next rebalancing and reconstitution date following such downgrade. In the event a security is upgraded by Raymond James to a rating of SB-1 between rebalancing and reconstitution dates, the constituent will be added to the Index at the next rebalancing and reconstitution date.

         5. The Index will be rebalanced and reconstituted twice per calendar month.

PRINCIPAL INVESTMENT RISKS

         Risk is inherent in all investing. As investment companies following similar trading strategies, many of the risks applicable to an investment in RYJ are also applicable to an investment in RYJ ETF. Shares of each Fund will change in value, and you could lose money by investing in a Fund. The Funds may not achieve their investment objectives. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. The following specific factors have been identified as the principal risks of investing in RYJ ETF, all of which are similar to principal risks of investing in RYJ, except non-diversified fund risk.

         Investment Risk. An investment in RYJ ETF is subject to investment risk, including the possible loss of the entire principal amount that you invest.

         Equity Risk. A principal risk of investing in RYJ ETF is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

         Foreign Investment Risk. RYJ ETF's investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

         Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

         Small and Medium-Sized Company Risk. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

         Micro-cap Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

         Sector Concentration Risk. At any given time, RYJ ETF may invest a substantial portion of its assets in the securities of issuers in any single sector of the economy. RYJ ETF may invest up to 25% of its total assets in securities of issuers in one particular industry, and may invest more than 25% of its total assets in securities of issuers in one particular industry in the event that the composition of the issuers of securities rated SB-1 on a rebalancing day results in such an industry concentration in the Index. If the Fund's investments are focused in a specific industry or sector, the Fund will be subject to more risks, including those risks associated with investment in such industry or sector, than if it were broadly diversified over numerous industries and sectors of the economy.

         REIT Risk. Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

         Master Limited Partnership Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

         Risks Relating To Raymond James Equity Securities Ratings. RYJ ETF will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James may have an adverse effect on the ability of the Fund to pursue its investment strategy.



          o There are currently four rating categories used by Raymond James analysts, with SB-1 being the highest rating. There is no assurance that Raymond James will continue to use a rating system substantially similar to that currently used by it, or that its highest rating of equity securities will continue to be referenced as "Strong Buy 1."

          o There are no assurances that Raymond James will continue to provide equity research to the degree currently provided by it, or that it will continue to provide research services at all. Raymond James may decrease (i) the number of equity analysts that it employs; (ii) the number of covered industries, or (iii) the number of covered issuers within an industry.

          o In the event that an analyst leaves Raymond James, all securities covered by that analyst are placed "under review." Any such securities included in the Index would be removed from the Index during the next rebalancing period, despite the fact that expectations regarding such security's performance are unchanged. Following such review, another Raymond James analyst could subsequently rate such security SB-1; in which event such security would be included in the Index during the next rebalancing period, which would increase portfolio turnover. See "--Portfolio Turnover Risk" below.

          o Raymond James may have published, and in the future may publish, research reports on one or more of the issuers of equity securities rated SB-1. This research is modified from time to time without notice and may express opinions or provide recommendations that are inconsistent with purchasing or holding such equity securities, notwithstanding the maintenance by Raymond James of an SB-1 rating on such securities.

          o Activities by Raymond James in other areas of its business, such as underwriting and advisory engagements, may prevent the equity analysts from publishing or updating research on the companies that are the subject of such engagements. Management, legal or compliance personnel of Raymond James may determine to suspend or restrict research coverage on certain companies from time to time or at any time. The Fund would continue to hold securities that are and continue to be rated SB-l during the period of such research restrictions, notwithstanding that such securities could be downgraded upon the termination of such restrictions and the publication of current research reports.

          o Federal and state securities laws and rules and regulations of the SEC and of other regulatory agencies may prevent an analyst from timely communicating to investors a change in sentiment pertaining to a covered security.


         Portfolio Turnover Risk. RYJ ETF may engage in active and frequent trading of its portfolio securities in connection with the rebalancing of the Index and therefore the Fund's investments, every two weeks. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the creation and redemption in-kind mechanism to minimize capital gains to the extent possible.

         Non-Correlation Risk. RYJ ETF's return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. Since the Index constituents may vary twice per calendar month, the Fund's costs associated with rebalancing may be greater than those incurred by other ETFs that track indices whose composition changes less frequently.

         The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.

         Similarly, while RYJ does not track an index, its performance may differ from the performance of a hypothetical portfolio of all SB-1 rated securities for various reasons, including: (i) the fact that RYJ rebalances and reconstitutes its portfolio on a semi-monthly basis, as compared to the ratings of SB-1 securities, which are continuously reconstituted as a result of upgrades and/or downgrades of securities' ratings by Raymond James analysts; (ii) the fact that RYJ may execute trades to effect the rebalancing and reconstitution of RYJ's portfolio over the course of the rebalancing period; (iii) the fact that RYJ employs a modified equal weighting methodology, which could limit its exposure to certain small capitalization issuers relative to the securities rated SB-1; (iv) the fact that RYJ may not invest 25% or more of its total assets in securities of issuers in any particular industry; (v) the fact that RYJ may invest up to 10% of its net assets in other investment companies that are not included on the SB-1 list; and (vi) the fact that RYJ has ongoing operating expenses and transaction costs.

         Replication Management Risk. Unlike many investment companies, RYJ ETF is not "actively" managed. Therefore, it would not necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Index.

         Similarly, as RYJ rebalances and reconstitutes its portfolio on a semi-monthly basis, a stock that lost its SB-1 rating because the stock's issuer was in financial trouble would not be sold by RYJ until its next rebalancing day.

         Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

         Non-Diversified Fund Risk. RYJ ETF is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

INVESTMENT RESTRICTIONS

         Each of the Funds have adopted certain fundamental investment restrictions consistent with their operations, which may be changed only with shareholder approval. The fundamental investment restrictions of RYJ ETF are set forth in the Reorganization SAI under the heading "Investment Restrictions."

SECONDARY INVESTMENT STRATEGIES

         RYJ. RYJ may, but is not required to, use various strategic transactions in futures, options and other derivatives contracts for purposes such as seeking to earn income, facilitating portfolio management and mitigating risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many investment companies and other institutional investors.

         When a temporary defensive posture is believed by the Adviser to be warranted, RYJ may, without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. During temporary defensive periods, RYJ may also invest, to the extent permitted by applicable law, in shares of money market mutual funds. RYJ may not achieve its investment objective during temporary defensive periods.

         RYJ ETF. RYJ ETF will normally invest at least 80% of its total assets in component securities that comprise the Index. RYJ ETF may invest its remaining assets in securities not included in the Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by RYJ ETF in seeking performance that corresponds to the Index, and in managing cash flows. RYJ ETF will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE Arca is open) for additions and deletions to the Index to be reflected in the portfolio composition of RYJ ETF.

         RYJ ETF may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

         RYJ ETF may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, RYJ ETF receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

ADDITIONAL RISK CONSIDERATIONS

         In addition to the risks described previously, there are certain other risks related to investing in RYJ ETF.

          Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of RYJ ETF will continue to be met or will remain unchanged.

         Fluctuation of Net Asset Value. The net asset value of Shares of RYJ ETF will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Index trading individually or in the aggregate at any point in time.

         However, given that the Shares can be purchased and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the net asset value of the Shares should not be sustained (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their net asset value).

         Securities Lending. Although RYJ ETF will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

         Leverage. To the extent that RYJ ETF borrows money, it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio securities.

         These risks are described further in the Reorganization SAI.

MANAGEMENT OF THE FUNDS

         The Boards. The Board of Trustees of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on trustees of investment companies by the 1940 Act and under applicable state law. The same trustees serve on each Fund's Board of Trustees.

         The Adviser. The Adviser for each Fund is Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group Inc. The Adviser is a Delaware limited liability company with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. As of April 30, 2008, Claymore entities have provided supervisory, management, servicing or distribution services on approximately $18.2 billion in assets. Claymore currently provides services to closed-end funds, unit investment trusts and ETFs. The Adviser manages the investment and reinvestment of the Funds' assets and administers the affairs of the Funds to the extent requested by such Fund's Board of Trustees. The Adviser also acts as investment adviser to closed-end and open-end management investment companies.

         Pursuant to an investment advisory agreement, RYJ pays the Adviser a fee, payable monthly, in an annual amount equal to 0.85% of RYJ's average daily Managed Assets (from which the Adviser pays the investment sub-adviser a fee, payable monthly, in an annual amount equal to 0.35% of RYJ's average daily Managed Assets). "Managed Assets" of RYJ means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage. RYJ's investment advisory agreement was initially approved at RYJ's organizational meeting on April 11, 2006, and a discussion regarding the basis for the re-approval of RYJ's investment advisory agreement by the RYJ Board will be available in RYJ's annual report to shareholders for the fiscal year ended August 31, 2008.

         Pursuant to an investment advisory agreement, RYJ ETF pays the Adviser an advisory fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.75% of the Fund's average daily net assets. RYJ ETF pays the Adviser a single, unitary management fee. Out of the unitary management fee, the Adviser will pay substantially all expenses of RYJ ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the investment advisory agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Adviser's unitary management fee is designed to pay RYJ ETF's expenses and to compensate the Adviser for providing services for RYJ ETF. A discussion regarding the basis for the approval of RYJ ETF's investment advisory agreement by the Board of Trustees of RYJ ETF will be available in RYJ ETF's initial semi-annual report to shareholders.

         Raymond James. Raymond James & Associates, Inc. (in such role, the "Sub-Adviser") acts as investment sub-adviser to RYJ pursuant to a sub-advisory agreement among RYJ, the Adviser and the Sub-Adviser. The Sub-Adviser is a member of the NYSE and most regional exchanges in the United States, and is an associate member of the American Stock Exchange. It is also a member of the Financial Industry Regulatory Authority ("FINRA") and Securities Investors Protection Corporation. The firm is a wholly-owned subsidiary of Raymond James Financial, Inc., a Florida-based holding company whose subsidiaries are engaged in various financial services businesses including brokerage, trading, investment banking, asset management and financial planning services. Raymond James and its affiliates currently manage approximately $35.5 billion for individuals, pension plans and municipalities. The Sub-Adviser, under the supervision of the Adviser and the RYJ Board, provides investment research, including the determination and dissemination of the securities rated SB-1 by Raymond James). As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.35% of RYJ's average daily Managed Assets. RYJ's investment sub-advisory agreement was initially approved at RYJ's organizational meeting on April 11, 2006, and a discussion regarding the basis for the re-approval of RYJ's investment sub-advisory agreement by the RYJ Board will be available in the Fund's annual report to shareholders, for the fiscal year ended August 31, 2008.

         Raymond James Research Services is the index provider for RYJ ETF. Raymond James has given notice of its intention to resign as investment sub-adviser to RYJ concurrently with the completion of the Reorganization. Following the Reorganization and its resignation as investment sub-adviser to RYJ, Raymond James and Raymond James Research Services will not be affiliated with the Trust, the Adviser or the Distributor (as defined below). The Adviser has entered into a license agreement with Raymond James Research Services to use the Index. RYJ ETF is entitled to use the Index pursuant to a sub-licensing arrangement with the Adviser.

         Portfolio Management. The portfolio manager who is currently responsible for the day-to-day management of each Fund's portfolio, and is expected to continue to be responsible for the day-to-day management of RYJ ETF's portfolio following the Reorganization, is Chuck Craig, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May 2003. Before joining Claymore Securities, Inc., Mr. Craig spent four years with First Trust Portfolios L.P. (formerly Nike Securities) as an equity-research analyst and portfolio manager within the Equity Strategy Research group. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

         The Reorganization SAI provides additional information about Mr. Craig's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of RYJ ETF.

SERVICE PROVIDERS

         Administrator. Claymore Advisors, LLC serves as the administrator to each Fund.

         Custodian, Transfer Agent and Fund Accounting Agent. The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, is the custodian, fund accounting agent and transfer agent for each Fund.

         Independent Registered Public Accounting Firm. Ernst & Young LLP ("E&Y"), 233 S. Wacker Drive, Chicago, IL 60606, serves as each Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

         Legal Counsel. Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), 333 W. Wacker Drive, Chicago, Illinois 60606, serves as legal counsel to RYJ. Clifford Chance US LLP ("Clifford Chance"), 31 West 52nd Street, New York, New York 10019, serves as legal counsel to RYJ ETF.

PURCHASE AND REDEMPTION OF SHARES

         Common Shares of RYJ are listed and traded on the NYSE and investors may purchase or sell RYJ Common Shares on the NYSE.

         RYJ ETF expects its Shares to be listed on the NYSE Arca. RYJ shareholders who become shareholders of RYJ ETF as a result of the Reorganization may trade their RYJ ETF Shares on the NYSE Arca.

         Unlike conventional mutual funds, ETFs, like RYJ ETF, will issue and redeem shares on a continuous basis, at net asset value, only in Creation Units. Creation Units of RYJ ETF will be issued and redeemed principally in-kind for securities included in the Index. A "Creation Unit Aggregation" of RYJ ETF will consist of 50,000 Shares. Except in Creation Units, RYJ ETF Shares are not individually redeemable securities of RYJ ETF and shareholders of RYJ ETF owning fewer Shares than a Creation Unit will be unable to redeem their Shares. Liquidity for such individual shareholders of RYJ ETF will be realized only through a sale of RYJ ETF Shares on the NYSE Arca.

         Claymore Securities, Inc. (in such capacity, the "Distributor") is the distributor of RYJ ETF's Shares. Its principal address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Shares of RYJ ETF. After the Reorganization, Shares of RYJ ETF will be continuously offered for sale by RYJ ETF through the Distributor only in Creation Units pursuant to a separate prospectus. As a closed-end fund, RYJ does not have a distributor.

         For more information regarding the procedures for purchasing and redeeming a Creation Unit Aggregation of RYJ ETF, see "--Additional Information About RYJ ETF--Purchase and Redemption of Shares" and "--Additional Information About RYJ ETF--How To Buy and Sell Shares" in this Proxy Statement/Prospectus and "Creation and Redemption of Creation Unit Aggregations" in the Reorganization SAI.

CAPITALIZATION

         The following table sets forth the capitalization of RYJ and the pro forma capitalization of RYJ ETF as if the Reorganization had occurred on that date. RYJ ETF is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy
Statement/Prospectus.

                     CAPITALIZATION AS OF FEBRUARY 29, 2008

                                                                   RYJ ETF
                                               RYJ                 PRO FORMA
                                               ---                 ---------
Total Net Assets                           $194,969,298         $194,619,298(1)
Shares Outstanding                          11,122,822           11,122,822(1)
Shares Authorized                           Unlimited              Unlimited
Net Asset Value Per Share                     $17.53               $17.50(1)

(1) Reflects a non-recurring cost associated with the Reorganization of approximately $350,000 to be borne by shareholders of RYJ. The pro forma Shares outstanding reflect the issuance by RYJ ETF of 11,122,822 Shares reflecting the exchange of substantially all of the assets and liabilities of RYJ for newly issued Shares of RYJ ETF at the pro forma net asset value per share. The aggregate net asset value of the Shares of RYJ ETF that an RYJ shareholder receives in the Reorganization will equal the aggregate net asset value of the RYJ Common Shares owned immediately prior to the Reorganization, after giving effect to the costs of the Reorganization to be borne by shareholders of RYJ. It is not anticipated that RYJ ETF will sell assets of RYJ acquired in the Reorganization other than in the ordinary course of business.

SHAREHOLDER SERVICING

         Dividend Reinvestment Plan. RYJ offers its shareholders a dividend reinvestment plan, pursuant to which shareholders of RYJ may elect to have all dividends and distributions that are declared by RYJ automatically reinvested in additional Common Shares of RYJ. RYJ ETF does not offer dividend reinvestment services. Broker-dealers may make available the Depository Trust Company ("DTC") book-entry dividend reinvestment service for use by beneficial owners of Shares of RYJ ETF for reinvestment of their dividend distributions. RYJ shareholders should contact their brokers to determine the availability and costs of the service and the details of participation therein following the Reorganization. Brokers may require beneficial owners to adhere to specific procedures and timetables.

         12b-1 Plan. RYJ Common Shares are not subject to any 12b-1 distribution and service fees, nor are any 12b-1 fees currently being paid by RYJ ETF.

         The Board of Trustees of the Trust has adopted a distribution and services plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, RYJ ETF is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

         No 12b-1 fees are currently paid by RYJ ETF, and there are no current plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of RYJ ETF's assets on an ongoing basis, these fees will increase the cost of your investment in RYJ ETF. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of

FINRA. The net income attributable to the Shares will be reduced by the amount of distribution fees and service fees and other expenses of RYJ ETF.

GOVERNING LAW AND CHARTER DOCUMENTS

         Each of RYJ and the Trust is an unincorporated statutory trust organized under the laws of Delaware. RYJ ETF is a series of the Trust. RYJ is governed by an Amended and Restated Agreement and Declaration of Trust, dated as of May 15, 2006. The Trust is governed by an Amended and Restated Agreement and Declaration of Trust, dated as of August 15, 2006. The rights and preferences of shares of each Fund are generally similar.

         RYJ is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share. RYJ's governing documents provide that the RYJ Board may authorize and issue preferred shares with rights as determined by the RYJ Board, by action of the RYJ Board without prior approval of the holders of Common Shares. RYJ has not issued and has no present intention to issue preferred shares. The Trust is authorized to issue and unlimited number of shares of beneficial interest, without par value. The trustees of the Trust may time to time to divide the class of shares into two or more separate and distinct series of or classes of shares.

         Shares of beneficial interest of each Fund entitle their holders to one vote per share and fractional shares entitle their holders to a proportional fractional vote. Unlike RYJ, the Trust is permitted to have more than one series, and currently there are 20 series existing including RYJ ETF. Additional series of the Trust may be established by the trustees from time to time. In some circumstances all of the series vote together, but a separate vote will be taken by the shareholders of RYJ ETF on matters affecting RYJ ETF as a series when so required under the 1940 Act. If a matter affects only a particular series of the Trust and does not affect RYJ ETF, only the required vote by that applicable series shall be required. For example, a change in a fundamental investment policy for RYJ ETF would be voted upon only by shareholders of RYJ ETF.

         RYJ has provisions in its governing documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of RYJ, (ii) RYJ's freedom to engage in certain transactions or (iii) the ability of the RYJ Board or shareholders to amend the governing documents or effectuate changes in RYJ's management. These provisions of the governing documents of RYJ may be regarded as "anti-takeover" provisions.

         RYJ holds annual meetings of shareholders. The RYJ Board is divided into two classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a two-year term. A trustee of RYJ may be removed from office only for cause by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the Common Shares then entitled to vote for the election of the respective trustee.

         The Trust is not required and does not intend to hold annual meetings of shareholders. A special meeting of shareholders of the Trust may be called at any time by a majority of the trustees or the President of the Trust and shall be called by any trustee for any proper purpose upon written request of shareholders of the Trust holding in the aggregate not less than 51% of the outstanding shares of the Trust or class or series of shares having voting rights on the matter, such request specifying the purpose or purposes for which such meeting is to be called. Any trustee of the Trust may be removed for cause only, and not without cause, and only by action taken by a majority of the remaining trustees followed by the holders of at least seventy-five percent (75%) of the Shares then entitled to vote in an election of such trustee.

         RYJ's Amended and Restated Agreement and Declaration of Trust provides that (beginning after 18 months from the date of RYJ's initial public offering) if its Common Shares close on the NYSE for 75 consecutive trading days at a price that is a 10% or greater discount from RYJ's net asset value per Common Share, RYJ will commence promptly the process necessary to convert RYJ into an open-end investment company. RYJ's Amended and Restated Agreement and Declaration of Trust provides that in such event a special meeting of shareholders of RYJ would be convened and that RYJ would automatically be converted to an open-end fund unless a majority of the outstanding voting securities of RYJ affirmatively vote to maintain RYJ's status as a closed-end fund.

         RYJ's governing documents provide generally that a merger, reorganization, liquidation or the conversion of RYJ to an open-end fund (except as provided by the automatic conversion mechanism) requires the favorable vote of a majority of the RYJ Board followed by the favorable vote of the holders of at least 75% of the outstanding Common Shares of the Fund unless approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of RYJ shall be required.

         The Trust's governing documents provide that the Trust or any series or class thereof may be terminated either by a majority vote of the trustees then in office or by the affirmative vote of a majority of the holders of the Trust or the series entitled to vote. The trustees of the Trust may approve a merger or reorganization of the Trust or a series thereof without the vote of the shareholders affected thereby.

         The foregoing is a very general summary of certain provisions of the governing documents of RYJ and RYJ ETF. It is qualified in its entirety by reference to the charter documents themselves.

                 ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

GENERAL

         Pursuant to the Reorganization Agreement, RYJ ETF will acquire substantially all of the assets and will assume substantially all of the liabilities of RYJ, in exchange for Shares of RYJ ETF to be issued by RYJ ETF in Creation Units to RYJ. The Shares of RYJ ETF issued to RYJ will have an aggregate net asset value equal to the aggregate net asset value of the Common Shares of RYJ (though cash may be paid in lieu of any fractional Common Shares), less the costs of the Reorganization. Upon receipt by RYJ of such Shares of RYJ ETF, RYJ will distribute such Shares pro rata to the shareholders of RYJ. As soon as practicable after the Closing Date, RYJ will deregister as an investment company under the 1940 Act and dissolve under applicable state law.

         No fractional Shares of RYJ ETF will be issued. In the event of fractional Shares in an account other than a Dividend Reinvestment Plan account, RYJ ETF's transfer agent will aggregate all such fractional RYJ ETF Shares and sell the resulting whole Shares on the NYSE Arca for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale.

         As a result of the Reorganization, each shareholder of RYJ will own Shares of RYJ ETF that (except for cash payments received in lieu of fractional Common Shares) will have an aggregate net asset value immediately after the Reorganization equal to the aggregate net asset value of that shareholder's RYJ Common Shares immediately prior to the Reorganization, after giving effect to the costs of the Reorganization. The Reorganization will not result in a dilution of net asset value of either Fund's shares, other than to reflect the costs of the Reorganization. No sales charge or fee of any kind will be charged to shareholders of RYJ in connection with their receipt of Shares of RYJ ETF in the Reorganization.

TERMS OF THE REORGANIZATION AGREEMENT

         Pursuant to the Agreement, RYJ ETF will acquire substantially all of the assets and the liabilities of RYJ on the Closing Date in consideration for Shares of RYJ ETF.

         Subject to shareholders of RYJ approving the Reorganization, the Closing Date will be the later of , 2008 or a date within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Meeting or such later date as soon as practicable thereafter as RYJ and RYJ ETF may mutually agree.

         On the Closing Date, RYJ will transfer to RYJ ETF substantially all of its assets and liabilities. RYJ ETF will in turn transfer to RYJ a number of its Shares equal in value to the value of the net assets of RYJ transferred to RYJ ETF, as determined in accordance with the valuation method described in RYJ ETF's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, RYJ will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

         RYJ expects to distribute the Shares of RYJ ETF to its shareholders promptly after the closing date and then terminate its registration under the 1940 Act and dissolve.

         RYJ and RYJ ETF have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business.

         Unless waived in accordance with the Reorganization Agreement, the obligations of the parties set forth in the Reorganization Agreement are conditioned upon, among other things:

          o    the approval of the Reorganization by shareholders of RYJ;

          o the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

          o the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

          o the accuracy in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Reorganization Agreement;

          o the effectiveness under applicable law of the registration statement of RYJ ETF of which this Proxy Statement/Prospectus forms a part and the absence of any stop orders under the Securities Act of 1933, as amended (the "1933 Act"), pertaining thereto;

          o the effectiveness under applicable law of a registration statement relating to the public offering of Shares of RYJ ETF and the absence of any stop orders under the 1933 Act pertaining thereto;

          o    the listing of the Shares of RYJ ETF on the NYSE Arca; and

          o the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

         The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of RYJ, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of shareholders of RYJ. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

BACKGROUND AND RYJ BOARD CONSIDERATIONS RELATING TO THE REORGANIZATION

         RYJ commenced operations as a closed-end fund on May 19, 2006, and its investment objective is to provide capital appreciation. Under normal market conditions, RYJ invests substantially all of its net assets in the equity securities that are rated, at the time of purchase, SB-1 by Raymond James analysts. RYJ's governing documents provide that, beginning 18 months after RYJ's initial public offering (which would be November 2007), if RYJ's Common Shares close on the NYSE for 75 consecutive trading days at a price that is a 10% or greater discount from RYJ's net asset value per Common Share, RYJ will commence promptly the process necessary to convert RYJ into an open-end investment company (the "Automatic Conversion Process"). Since November 2007, RYJ's Common Shares generally have traded at discounts less than and slightly greater than 10% from net asset value. While the RYJ Board and fund management believe that this automatic conversion feature has been successful to an extent in limiting the discount at which Common Shares of RYJ have traded, the RYJ Board has regularly discussed the discount to net asset value at which RYJ Common Shares, and shares of closed-end funds in general, have traded. As a part of such discussions, the RYJ Board reviewed the investment performance of RYJ, shareholder activity in RYJ Common Shares and possible methods to reduce or eliminate the discount at which RYJ Common Shares have traded.

         As part of the 2008 investment advisory agreement review process, beginning earlier in 2008 the RYJ Board asked the Adviser and Sub-Adviser to explore the feasibility of converting RYJ into an open-end exchange traded fund. At meetings held on April 21, 2008 and May 8, 2008, the RYJ Board further discussed and considered the potential conversion of RYJ into an ETF. At the May 8, 2008 meeting, the RYJ Board approved in principle the conversion of RYJ into an ETF. At the May 27, 2008 RYJ Board meeting, the RYJ Board formally considered the proposed Reorganization. At that meeting, representatives of the Adviser and the Sub-Adviser informed the RYJ Board that they recommended the conversion of RYJ into an ETF structure prior to the Automatic Conversion Process being triggered as a means of seeking to reduce the discount to net asset value, while maintaining RYJ's disciplined investment strategy and continuing to provide shareholders with exchange traded liquidity. Representatives of the Adviser and the Sub-Adviser discussed the terms and conditions of the proposed Reorganization with the RYJ Board.

         In preparation for the meeting, the RYJ Board requested and received substantial information, including materials with respect to RYJ's trading history, investment objective and policies, investment performance, expense levels, portfolio composition and size. The Independent Trustees of RYJ also met independently of management and the interested trustee to consider the Reorganization, including a review of the effect of the Reorganization on RYJ shareholders. They were assisted in this review by their independent legal counsel.

         In considering the Reorganization, the RYJ Board also considered that, since the launch of RYJ, the mutual funds advised by the Adviser were liquidated, whereas the Adviser has successfully launched a number of ETFs. The RYJ Board also considered the share accumulation of a significant investor in RYJ and the SEC filings by such investor disclosing an intent to propose converting RYJ to an open-end fund and to elect trustees that will support such a proposal.

         In addition to the proposed Reorganization, the RYJ Board considered alternatives to the Reorganization designed to address the discount, including open market repurchases, tender offers and conversion to an open-end fund (not an ETF) prior to the Automatic Conversion Process being triggered. The RYJ Board also considered the option of taking no action prior to the Automatic Conversion Process being triggered.

         Based upon the considerations discussed below, among others, on May 27, 2008, the RYJ Board, including all of the Independent Trustees, unanimously approved the proposed Reorganization.

         In determining to recommend that the shareholders of RYJ vote to approve the Reorganization, the RYJ Board considered, among others, the factors described below:

          o Reduction of Discount. The proposed Reorganization may have the effect of reducing the discount to net asset value of Common Shares held by shareholders of RYJ who become shareholders of RYJ ETF Shares as a result of the Reorganization. The RYJ Board noted that RYJ's Common Shares have often traded at a discount from their net asset value and, since November 2007, such discount has remained at or near 10%, with the exception of the period following the announcement by RYJ of the possible Reorganization. The RYJ Board considered that if the Reorganization were approved, RYJ shareholders would receive RYJ ETF Shares with an aggregate net asset value equal to the net asset value of their RYJ Common Shares (other than fractional Common Shares) held immediately prior to the Reorganization, less the costs of the Reorganization. The RYJ Board considered that ETFs historically trade at or very close to their asset value, and noted that after the proposed Reorganization, current shareholders of RYJ who become shareholders of RYJ ETF as part of the Reorganization should be able to sell their Shares of RYJ ETF at or close to the net asset value of their previously held RYJ Common Shares, thus effectively reducing or eliminating RYJ's discount.

          o Comparison of Fees and Expense Ratios. The RYJ Board considered comparative expense information of RYJ and RYJ ETF, including comparisons between the current expense ratio for RYJ and the estimated pro forma operating expense ratio of RYJ ETF, and between the estimated operating expense ratio of RYJ ETF and the current expense ratios of other ETFs comparable to RYJ ETF. The RYJ Board in particular noted that the management fee of RYJ ETF would be lower than RYJ's management fee and that the management fee of RYJ ETF would be a unitary management fee. Out of the unitary management fee, the Adviser will pay substantially all expenses of RYJ ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the investment advisory agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The RYJ Board noted that, as a result, the estimated operating expense ratio of RYJ ETF is expected to be lower than the current operating expense ratio of RYJ.

          o Similarity of Investment Process. The RYJ Board considered that RYJ's rules-based investment process of investing substantially all of its net assets in equity securities that are rated, at the time of purchase, SB-1 by Raymond James analysts, is substantially similar to the Index's stock selection methodology, since the Index is composed of all equity securities rated SB-1 by Raymond James analysts.

          o Benefits of the ETF structure. The RYJ Board considered the favorable tax attributes of ETFs, that shareholders of RYJ who become shareholders of RYJ ETF as a result of the Reorganization will continue to receive the benefit of intra-day liquidity and that ETFs can generally remain fully invested because they do not redeem individual shares and typically redeem Creation Units on an in-kind basis.

          o Expenses of the Reorganization. The RYJ Board considered the estimated costs of the Reorganization and that shareholders of RYJ would bear such costs of the Reorganization up to an amount that was not expected to exceed the first-year annual cost savings associated with the estimated reduction in the operating expense ratio of RYJ ETF.

          o Alternatives to the Reorganization. The RYJ Board considered other alternatives to the Reorganization to address the discount, including open market repurchases and tender offers. The RYJ Board also considered conversion to an open-end fund (not an ETF) prior to the Automatic Conversion Process being triggered and concluded that the Reorganization was most likely to eliminate or reduce the discount and noted that the mutual funds advised by the Adviser had previously been liquidated and that if RYJ were to convert to an open-end mutual fund administered by the Adviser, the lack of other existing mutual funds could result in reduced shareholder servicing options and reduced distribution capabilities. The RYJ Board also noted that the Adviser's growing ETF fund complex provided the potential for operational efficiencies and enhanced distribution capabilities since the ETF complex currently includes more than 30 ETFs.

          o Activities by Dissident Shareholders. The RYJ Board considered the SEC filings by a shareholder and the potential costs and expenses to RYJ associated with a proxy contest that might be brought by this or another shareholder of RYJ.

In addition to the foregoing, the RYJ Board also considered the following:

          o The terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of RYJ's existing shareholders in light of the basis on which Shares of RYJ ETF will be issued to RYJ as contemplated in the Reorganization.

          o The compatibility of RYJ's and RYJ ETF's investment objective, policies and restrictions and the similar composition of the current RYJ portfolio and expected RYJ ETF portfolio.

          o The tax consequences of the Reorganization on RYJ and its shareholders; the Reorganization is expected to be a tax-free reorganization for federal income tax purposes and the receipt by RYJ shareholders of shares of RYJ ETF as a result of the Reorganization is expected to be a tax-free transaction.

         Based upon all of the foregoing considerations, the RYJ Board unanimously approved the Agreement and Plan of Reorganization and the transactions contemplated thereby and determined that the proposed Reorganization would be in the best interests of RYJ. The RYJ Board also determined that the interests of RYJ's existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. The RYJ Board, including the Independent Trustees, unanimously recommends that shareholders of RYJ approve the Reorganization.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

         The following is a general summary of the material anticipated federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold Common Shares of RYJ as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

         It is a condition to closing the Reorganization that RYJ receive an opinion, and RYJ ETF receive a copy of such opinion, dated as of the Closing Date, from Skadden Arps, counsel to RYJ, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

         o No gain or loss will be recognized by RYJ or RYJ ETF upon the transfer of the assets of RYJ to RYJ ETF in exchange solely for Shares of RYJ ETF and the assumption by RYJ ETF of the liabilities of RYJ and the subsequent liquidation of RYJ.

         o No gain or loss will be recognized by a shareholder of RYJ who exchanges all of his, her or its Common Shares of RYJ solely for Shares of RYJ ETF pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Share, as discussed below).

         o The aggregate tax basis of the Shares of RYJ ETF received by a shareholder of RYJ pursuant to the Reorganization will be the same as the aggregate tax basis of the Common Shares of RYJ surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Common Share for which cash is received).

         o A shareholder of RYJ that receives cash in lieu of a fractional Share of RYJ ETF pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional Common Share of RYJ in an amount equal to the difference between the amount of cash received for the fractional Common Share and the portion of such shareholder's tax basis in RYJ Common Shares that is allocable to the fractional Common Share. The capital gain or loss will be long-term if the holding period for RYJ Common Shares is more than one year as of the date of the exchange.

         o The holding period of the Shares of RYJ ETF received by a shareholder of RYJ pursuant to the Reorganization will include the holding period of the Common Shares of RYJ surrendered in exchange therefor.

         o RYJ ETF's tax basis in the RYJ assets received by RYJ ETF pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of RYJ immediately prior to the Reorganization, and RYJ ETF's holding period of such assets will, in each instance, include the period during which the assets were held by RYJ.

         o Prior to the Closing Date, RYJ will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to RYJ's shareholders substantially all of RYJ's investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, if any, through the Closing Date.

         The opinion of Skadden Arps will be based on federal income tax law in effect on the Closing Date. In rendering the opinion, Skadden Arps will also rely upon certain representations of the management of RYJ and RYJ ETF and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

         RYJ ETF intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to RYJ and its shareholders. See the section entitled "Federal Income Taxation" for a description of the tax consequences of investing in RYJ ETF.

         If RYJ has any capital loss carryforwards, the utilization of any such attributes should not be adversely affected by the Reorganization.

EXPENSES OF THE REORGANIZATION

         The expenses of the Reorganization will be borne by RYJ, provided that they do not exceed the amount approved by the RYJ Board (as described below). Expenses incurred in connection with the Reorganization include, but are not limited to, all costs related to the preparation and distribution of materials related to the Reorganization distributed to each Fund's Board of Trustees; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Proxy Statement/Prospectus; legal fees incurred preparing materials for the Board of Trustees of each Fund relating to the Reorganization and attending each Fund's Board of Trustees meetings; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. The total costs of the Reorganization are estimated to be approximately $350,000. In approving the terms of the Reorganization, the RYJ Board and the Adviser agreed that the expenses borne by RYJ would not exceed $400,000 absent specific approval by the RYJ Board. In accordance with applicable SEC rules, the RYJ Board reviewed the fees and expenses that will be borne directly or indirectly by RYJ in connection with the Reorganization. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

         In connection with the initial public offering of RYJ, the Adviser agreed to pay from its own assets additional compensation to Raymond James in an annual amount equal to 0.15% of the Managed Assets of RYJ. In return, Raymond James agreed to provide, as requested by the Adviser, certain after-market shareholder support services and relevant information, studies or reports regarding RYJ and the closed-end investment company industry. The Adviser does not intend to pay such a fee to Raymond James in connection with RYJ ETF and, therefore, the Reorganization may result in a cost savings to the Adviser.

SHAREHOLDER ACCOUNTS AND SHARE CERTIFICATES

         No share certificates of RYJ ETF will be issued. Shares of RYJ ETF are held in book-entry form only. DTC or its nominee is the record owner of all outstanding Shares of RYJ ETF and is recognized as the owner of all Shares for all purposes. If the Reorganization is approved, RYJ ETF will establish an account with DTC for each RYJ shareholder containing the appropriate number of Shares of RYJ ETF. Common Shares of RYJ are held in book-entry form only. If you hold Common Shares of RYJ directly and not in "street name" through a broker-dealer, you will need to designate a brokerage account that will hold your Shares of RYJ ETF. If you do not designate a brokerage account, you may be limited in the ability to sell your Shares of RYJ ETF in the secondary market until such account is designated.

SHAREHOLDER APPROVAL

         Approval of the Reorganization requires the affirmative vote a majority of the outstanding voting securities of such Fund in order to become effective. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of RYJ entitled to vote thereon present at the Meeting or represented by proxy, provided that the holders of more than 50% of the outstanding voting securities of RYJ are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of RYJ entitled to vote thereon.

         The Board of RYJ, including the Independent Trustees, unanimously recommends that you vote "FOR" the proposal to approve the Reorganization.

                      ADDITIONAL INFORMATION ABOUT RYJ ETF

TAX-ADVANTAGED PRODUCT STRUCTURE

         Unlike interests in conventional mutual funds that are typically only bought and sold at closing net asset values, Shares of RYJ ETF will be listed and traded throughout the day on a national securities exchange. Shares of RYJ ETF have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on RYJ ETF's portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism of Shares of RYJ ETF generally will not lead to a tax event for RYJ ETF or its ongoing shareholders.

PURCHASE AND REDEMPTION OF SHARES

         General. The RYJ ETF Shares will be issued or redeemed by RYJ ETF at net asset value per Share only in Creation Unit size. See "--How to Buy and Sell Shares."

         Most investors will buy and sell Shares of RYJ ETF in secondary market transactions through brokers. RYJ ETF expects its Shares to be listed on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on the leg of a round trip (purchase and sale) transaction. RYJ ETF will trade on the NYSE Arca at prices that may differ to varying degrees from the daily net asset value of the Shares. Given that RYJ ETF's Shares will be issued and redeemed by RYJ ETF in Creation Units, the Adviser believes that large discounts and premiums to net asset value should not be sustained for long. RYJ ETF expects its Shares to be listed on the NYSE Arca under the symbol .. Share prices are reported in dollars and cents per Share.

         Authorized Participants may acquire Shares directly from RYJ ETF, and shareholders who are Authorized Participants may tender their Shares for redemption directly to RYJ ETF, only in Creation Units of 50,000 Shares.

         Book Entry. Shares of RYJ ETF are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares of RYJ ETF and is recognized as the owner of all Shares for all purposes.

         Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or "street name" form.

HOW TO BUY AND SELL SHARES

         Pricing Shares of RYJ ETF. The trading price of RYJ ETF's Shares on the NYSE Arca may differ from RYJ ETF's daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

         The NYSE Arca intends to disseminate the approximate value of Shares of RYJ ETF every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the net asset value per Share of RYJ ETF because the approximate value may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. RYJ ETF is not involved in, or responsible for, the calculation or dissemination of the approximate value and RYJ ETF does not make any warranty as to its accuracy.

         The net asset value per Share of RYJ ETF is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. Net asset value per Share is determined by dividing the value of RYJ ETF's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

         Equity securities are valued at the last reported sale price on the principal exchange or on the principal OTC market on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or meaningful portion of RYJ ETF's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

         Creation Units. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with RYJ ETF must have entered into an authorized participant agreement with the Distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Reorganization SAI.

         How to Buy Shares. In order to purchase Creation Units of RYJ ETF, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of Shares of the Deposit Securities is made available by RYJ ETF's custodian through the facilities of the National Securities Clearing Corporation (commonly referred to as "NSCC") immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade.

         Orders must be placed in proper form by or through either (i) a "Participating Party" i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of DTC ("DTC Participant") that has entered into an agreement with the Trust, the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, "Authorized Participant" or "AP"). All standard orders must be placed for one or more whole Creation Units of Shares of RYJ ETF and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. Eastern time) ("Closing Time") in order to receive that day's closing net asset value per Share. In the case of custom orders, as further described in the Reorganization SAI, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day's closing net asset value per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Reorganization SAI.

         A fixed creation transaction fee of $ per transaction (assuming securities in each Creation Unit) (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed to the extent that a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash. See "Creation and Redemption of Creation Unit

Aggregations" in the Reorganization SAI. The price for each Creation Unit will equal the daily net asset value per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

         Shares of RYJ ETF may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. Any such transaction effected must be effected outside the Clearing Process. See "Creation and Redemption of Creation Unit Aggregations" in the Reorganization SAI.

         Legal Restrictions on Transactions in Certain Stocks. An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at RYJ ETF's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Reorganization SAI.

         Redemption of Shares. Shares may be redeemed only in Creation Units at their net asset value and only on a day the NYSE Arca is open for business. RYJ ETF's custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of Shares of RYJ ETF's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for RYJ ETF, the redemption proceeds consist of RYJ ETF Securities, plus cash in an amount equal to the difference between the net asset value of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of RYJ ETF Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should RYJ ETF Securities have a value greater than the net asset value of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Reorganization SAI.

         An order to redeem Creation Units of RYJ ETF may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE Arca (normally 4:00 p.m. Eastern time) in order to receive that day's closing net asset value per Share. In the case of custom orders, as further described in the Reorganization SAI in the section "Creation and Redemption of Creation Unit Aggregations", the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

         A fixed redemption transaction fee of $ per transaction (assuming securities in each Creation Unit) (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust to the extent that a Creation Unit is purchased or redeemed outside the usual process through the NSCC or for cash. RYJ ETF reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, RYJ ETF may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Reorganization SAI.

DISTRIBUTIONS

         Dividends and Capital Gains. Shareholders of RYJ ETF are entitled to their share of RYJ ETF's income and net realized gains on its investments. RYJ ETF pays out substantially all of its net earnings to its shareholders as "distributions."

         RYJ ETF typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to shareholders of RYJ ETF as "income dividend distributions." RYJ ETF realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as "capital gain distributions."

         Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Code. Some portion of each distribution may result in a return of capital. Shareholders of RYJ ETF will be notified regarding the portion of the distribution that represents a return of capital.

         Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

DISTRIBUTION PLAN AND SERVICE PLAN

         The Board of Trustees of the Trust has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, RYJ ETF is authorized to pay distribution fees in connection with the sale and distribution of its Shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

         No 12b-1 fees are currently paid by RYJ ETF, and there are no current plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of RYJ ETF's assets on an ongoing basis, these fees will increase the cost of your investment in RYJ ETF. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to the Shares will be reduced by the amount of distribution fees and service fees and other expenses of RYJ ETF.

FREQUENT PURCHASES AND REDEMPTIONS

         RYJ ETF imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by RYJ ETF's shareholders when they considered that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, RYJ ETF issues and redeems its Shares at net asset value for a basket of securities intended to mirror RYJ ETF's portfolio, plus a small amount of cash, and RYJ ETF's Shares may be purchased and sold on an exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by RYJ ETF's shareholders or (b) any attempts to market time RYJ ETF by its shareholders would result in negative impact to RYJ ETF or its shareholders.

INDEX PROVIDER

         Raymond James Research Services is the index provider for RYJ ETF. Raymond James Research Services is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Raymond James Research Services to use the Index. RYJ ETF is entitled to use the Index pursuant to a sub-licensing arrangement with the Adviser.

DISCLAIMERS

         RYJ ETF and its Shares are not sponsored, endorsed, sold or promoted by Raymond James Research Services. Raymond James Research Services makes no representation or warranty, express or implied, to the shareholders of RYJ ETF or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Raymond James Research Services to track general stock market performance. Raymond James Research Services' only relationship to the Adviser is the licensing of certain trademarks and trade names of Raymond James Research Services and of the data supplied by Raymond James Research Services, which is determined, composed and calculated by Raymond James Research Services without regard to RYJ ETF or its Shares. Raymond James Research Services has no obligation to take the needs of the Adviser or the shareholders of RYJ ETF into consideration in determining, composing or calculating the data supplied by Raymond James Research Services. Raymond James Research Services is not responsible for and has not participated in the determination of the price of the Shares of RYJ ETF or the timing of the issuance or sale of such Shares. Raymond James Research Services has no obligation or liability in connection with the administration, marketing or trading of RYJ ETF or its Shares.

         The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by RYJ ETF, owners of the Shares of RYJ ETF or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

FEDERAL INCOME TAXATION

         As with any investment, you should consider how your investment in Shares of RYJ ETF will be taxed. The tax information in this section is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

         Unless your investment in Shares of RYJ ETF is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

         o        RYJ ETF makes distributions,

         o        You sell your Shares listed on the NYSE Arca, and

         o        You purchase or redeem Creation Units.

         Taxes on Distributions. Dividends from net investment income, if any, are declared and paid annually. RYJ ETF may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in RYJ ETF. Dividends paid out of RYJ ETF's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

         Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years some ordinary dividends declared and paid by RYJ ETF to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by RYJ ETF and the shareholder.

         Distributions in excess of RYJ ETF's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce RYJ ETF's net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

         By law, RYJ ETF must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%.

         Taxes on Exchange-Listed Shares Sales. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

         Taxes on Purchase and Redemption of Creation Units. An authorized purchaser who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales" on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

         Under current federal income tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

         If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

         The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in RYJ ETF. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on distributions from RYJ ETF and sales of Shares of RYJ ETF. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Shares of RYJ ETF under all applicable tax laws.

OTHER INFORMATION

         For purposes of the 1940 Act, RYJ ETF is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of RYJ ETF. Registered investment companies are permitted to invest in RYJ ETF beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with RYJ ETF.

DISCLOSURE OF PORTFOLIO HOLDINGS

         A description of the Trust's policies and procedures with respect to the disclosure of RYJ ETF's portfolio securities is available in Reorganization SAI in the section "Additional Information Concerning the Trust - Portfolio Holdings Policy".

FINANCIAL HIGHLIGHTS

         Because the Shares of RYJ ETF are newly offered, there is no financial information available for the Shares as of the date of this Proxy
Statement/Prospectus.

FUND PERFORMANCE

         As of the date of this Proxy Statement/Prospectus, RYJ ETF has not yet completed a full calendar year of investment operations. When RYJ ETF has completed a full calendar year of investment operations, it will disclose charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for RYJ ETF.

                        ADDITIONAL INFORMATION ABOUT RYJ

PER SHARE PRICE DATA

         The table sets forth the high and low sales prices for Common Shares of RYJ on the NYSE for each full quarterly period since inception of RYJ, along with the net asset value and discount or premium to net asset value for each quotation.+


                                      HIGH       NET ASSET      PREMIUM         LOW       NET ASSET     PREMIUM
QUARTERLY PERIOD ENDING                PRICE       VALUE       (DISCOUNT)      PRICE        VALUE      (DISCOUNT)
-----------------------                -----       -----       ----------     ------        -----      ----------
May 31, 2008                             $           $             %             $            $            %
February 29, 2008                     $19.58       $21.82       (10.27)%      $15.10       $16.83       (10.28)%
November 30, 2007                     $20.43       $22.75       (10.20)%      $18.23       $20.34       (10.37)%
August 31, 2007                       $20.52       $22.78       (9.92)%       $18.04       $20.41       (11.61)%
May 31, 2007                          $19.93       $22.34       (10.79)%      $17.57       $19.68       (10.72)%
February 28, 2007                     $18.82       $20.67       (8.95)%       $17.83       $19.68       (9.40)%
November 30, 2006                     $18.59       $20.54       (9.49)%       $16.95       $18.76       (9.65)%
August 31, 2006                       $21.75       $19.43        11.94%       $16.40       $18.57       (11.69)%
May 31, 2006(1)                       $22.60       $19.06        18.57%       $21.70       $18.91        14.75%

+   Source: Xignites

(1) From May 19, 2006, commencement of operations, to May 31, 2006.

         RYJ's Common Shares have historically traded at a discount to their net asset value. As of July , 2008, RYJ's net asset value was $ per Common Share, and the closing price of its Common Shares on the NYSE was $ per Common Share (reflecting a % discount). Recently RYJ's market discount has narrowed. The Adviser believes that this is attributable to market activity following the announcement of the proposed Reorganization. Should the Reorganization not occur, the discount at which RYJ's Common Shares have tended to trade may return to more typical levels. The discount level of RYJ Common Shares at the time of the Reorganization cannot be predicted.

--------------------------------------------------------------------------------
                        PROPOSAL 2: ELECTION OF TRUSTEES
--------------------------------------------------------------------------------

ABOUT THE PROPOSAL

         RYJ's Common Shares are listed on the NYSE, which requires the Fund to hold a meeting of shareholders to elect trustees each fiscal year. Shareholders are being asked to elect two trustees (Ronald A. Nyberg and Ronald E. Toupin, Jr. are the nominees) as Class II Trustees to serve until the Fund's 2010 annual meeting of shareholders or until their respective successors shall have been elected and qualified. The Meeting will serve as the annual meeting of shareholders of RYJ for the 2008 fiscal year.

COMPOSITION OF THE BOARD OF TRUSTEES

         The trustees of RYJ are classified into two classes of trustees: Class I Trustees and Class II Trustees. Assuming each of the nominees is elected at the Meeting, the RYJ Board will be constituted as follows:

CLASS I TRUSTEES

- Mr. Randall C. Barnes and Mr. Nicholas Dalmaso are the Class I Trustees. It is currently anticipated that the Class I Trustees will next stand for election at the Fund's 2009 annual meeting of shareholders.

CLASS II TRUSTEES

- Mr. Ronald A. Nyberg and Mr. Ronald E. Toupin, Jr. are the Class II Trustees. Mr. Nyberg and Mr. Toupin are standing for election at the Meeting. It is currently anticipated that the Class II Trustees will stand for election at the Fund's 2008 annual meeting of shareholders.

         Generally, the trustees of only one class are elected at each annual meeting, so that the regular term of only one class of trustees will expire annually and any particular trustee stands for election only once in each two year period. Each Class II Trustee nominee will hold office for two years or until his successor shall have been elected and qualified. The other trustees of RYJ will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote each proxy "FOR" the election of the Class II Trustee nominee named above. Each Class II Trustee nominee has indicated that he has consented to serve as a trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

TRUSTEES

         Certain information concerning the trustees and officers of RYJ is set forth in the tables below. The "interested" trustee (as defined in Section 2(a)(19) of the 1940 Act) is indicated below. Independent Trustees are those who are not interested persons of RYJ, the Adviser, or the Sub-Adviser, and comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the "Independent Trustees"). RYJ is part of a fund complex (referred to herein as the "Fund Complex") comprised of 16 closed-end funds, including RYJ, 20 separate portfolios of the Trust, including RYJ ETF, and 11 separate portfolios of Claymore Exchange-Traded Fund Trust 2.


                                             TERM OF                                 NUMBER OF
                                             OFFICE(2)                               PORTFOLIOS
                                               AND                PRINCIPAL          IN FUND
                             POSITIONS       LENGTH OF           OCCUPATION           COMPLEX             OTHER
NAME, ADDRESS(1) AND           HELD            TIME            DURING PAST FIVE       OVERSEEN         DIRECTORSHIPS
AGE                           WITH RYJ        SERVED)               YEARS            BY TRUSTEE      HELD BY TRUSTEE
-----------------------    --------------    -----------     --------------------    -----------    -------------------
INDEPENDENT TRUSTEES:
Randall C. Barnes          Trustee           Trustee         Formerly, Senior            42         None
Year of birth: 1951                          since 2006      Vice President,
                                                             Treasurer
                                                             (1993-1997),
                                                             President, Pizza
                                                             Hut International
                                                             (1991-1993) and
                                                             Senior Vice
                                                             President,
                                                             Strategic Planning
                                                             and New Business
                                                             Development
                                                             (1987-1990) of
                                                             PepsiCo, Inc.
                                                             (1987-1997).

Ronald A. Nyberg(3)        Trustee           Trustee         Principal of                45         None
Year of birth: 1953                          since 2006      Nyberg &
                                                             Cassioppi, LLC, a
                                                             law firm
                                                             specializing in
                                                             corporate law,
                                                             estate planning and
                                                             business
                                                             transactions
                                                             (2000-present).
                                                             Formerly, Executive
                                                             Vice President,
                                                             General Counsel and
                                                             Corporate Secretary
                                                             of Van Kampen
                                                             Investments
                                                             (1982-1999).

Ronald E. Toupin,          Trustee           Trustee         Formerly Vice               42         None
Jr.(3)                                       since 2006      President, Manager
Year of birth: 1958                                          and Portfolio
                                                             Manager of Nuveen
                                                             Asset Management
                                                             (1998-1999), Vice
                                                             President of Nuveen
                                                             Investment Advisory
                                                             Corporation
                                                             (1992-1999), Vice
                                                             President and
                                                             Manager of Nuveen
                                                             Unit Investment
                                                             Trusts (1991-1999),
                                                             and Assistant Vice
                                                             President and
                                                             Portfolio Manager
                                                             of Nuveen Unit
                                                             Trusts (1988-1999),
                                                             each of John Nuveen
                                                             & Company, Inc.
                                                             (asset manager)
                                                             (1982-1999).

INTERESTED TRUSTEE:
Nicholas Dalmaso*          Trustee           Trustee         Formerly, Senior            45                None
Year of Birth: 1965                          since 2006      Managing Director
                                                             and Chief
                                                             Administrative
                                                             Officer
                                                             (2007-2008) and
                                                             General Counsel

                                       41


                                             TERM OF                                 NUMBER OF
                                             OFFICE(2)                               PORTFOLIOS
                                               AND                PRINCIPAL          IN FUND
                             POSITIONS       LENGTH OF           OCCUPATION           COMPLEX             OTHER
NAME, ADDRESS(1) AND           HELD            TIME            DURING PAST FIVE       OVERSEEN         DIRECTORSHIPS
AGE                           WITH RYJ        SERVED)               YEARS            BY TRUSTEE      HELD BY TRUSTEE
-----------------------    --------------    -----------     --------------------    -----------    -------------------
                                                             (2001-2007) of
                                                             Claymore Advisors,
                                                             LLC and Claymore
                                                             Securities, Inc.
                                                             Formerly,
                                                             Assistant General
                                                             Counsel, John
                                                             Nuveen and Company
                                                             Inc. (1999-2000).
                                                             Former Vice
                                                             President and
                                                             Associate General
                                                             Counsel of Van
                                                             Kampen
                                                             Investments, Inc.
                                                             (1992-1999).

* "Interested person" of RYJ as defined in the 1940 Act. Mr. Dalmaso is an interested person of the Fund as a result of his former position as an officer of the Adviser and certain of its affiliates and his equity ownership of the Adviser and certain of its affiliates.

(1) The business address of each trustee of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532.

(2) Each trustee serves a two year term concurrent with the class of trustees for which he serves.

(3)      Nominee for election as a trustee at the Meeting.

EXECUTIVE OFFICERS

         The following information relates to the executive officers of RYJ who are not trustees. RYJ's officers receive no compensation from RYJ but may also be officers or employees of the Adviser, the Sub-Adviser or affiliates of the Adviser or the Sub-Adviser and may receive compensation in such capacities.


                                                   TERM OF OFFICE(2)
                                                    LENGTH OF TIME              PRINCIPAL OCCUPATION
NAME, ADDRESS(1) AND AGE          POSITION              SERVED                  DURING THE PAST FIVE YEARS
--------------------------- --------------------- -------------------- ----------------------------------------------
J. Thomas Futrell           Chief Executive       Officer since 2008   Senior Managing Director, Chief Investment
Year of birth: 1955         Officer                                    Officer (2008-present) of Claymore Advisors,
                                                                       LLC and Claymore Securities, Inc.; Chief
                                                                       Executive Officer of certain funds in the
                                                                       Fund Complex. Formerly, Managing Director in
                                                                       charge of Research (2000-2007) for Nuveen
                                                                       Asset Management.

Kevin M. Robinson           Chief Legal Officer   Officer since 2008   Senior Managing Director, General Counsel
Year of birth: 1959                                                    and Corporate Secretary (2007-present) of
                                                                       Claymore Advisors, LLC and Claymore
                                                                       Securities, Inc.; Chief Legal Officer of
                                                                       certain funds in the Fund Complex. Formerly,
                                                                       Associate General Counsel (2000- 2007) of
                                                                       NYSE Euronext, Inc. Formerly, Archipelago
                                                                       Holdings, Inc.  Senior Managing Director and
                                                                       Associate General Counsel (1997-2000) of ABN
                                                                       Amro Inc. Formerly, Senior Counsel in the
                                                                       Enforcement Division (1989-1997) of the U.S.
                                                                       Securities and Exchange Commission.

Steven M. Hill              Chief Financial       Officer since 2006   Senior Managing Director (2005-present) and
Year of birth: 1964         Officer , Chief                            Chief Financial Officer (2005-2006),
                            Accounting Officer                         Managing Director (2003-2005) of Claymore
                            and Treasurer                              Advisors, LLC and Claymore Securities, Inc.;
                                                                       Chief Financial Officer, Chief Accounting
                                                                       Officer and Treasurer of certain funds in the
                                                                       Fund Complex. Formerly, Treasurer of
                                                                       Henderson Global Funds and Operations Manager
                                                                       for Henderson Global Investors (NA) Inc.
                                                                       (2002-2003); Managing Director, FrontPoint
                                                                       Partners LLC (2001-2002); Vice President,
                                                                       Nuveen Investments (1999-2001); Chief
                                                                       Financial Officer, Skyline Asset Management
                                                                       LP, (1999); Vice President, Van Kampen
                                                                       Investments and Assistant Treasurer, Van
                                                                       Kampen mutual funds (1989-1999).

Mark E. Mathiasen           Secretary             Officer since 2008   Assistant Vice President; Assistant General
Year of birth: 1978                                                    Counsel of Claymore Securities, Inc. (Jan.
                                                                       2007-present). Secretary of certain funds in
                                                                       the Fund Complex. Previously, Law Clerk,
                                                                       Idaho State Courts (2003-2006).

Bruce Saxon                 Chief Compliance      Officer since 2006   Vice President - Fund Compliance Officer of
Year of birth: 1957         Officer                                    Claymore Securities, Inc. (2006-present).
                                                                       Chief Compliance Officer of certain funds in
                                                                       the Fund Complex. Previously, Chief
                                                                       Compliance Officer/Assistant Secretary of
                                                                       Harris Investment Management, Inc.
                                                                       (2003-2006). Director-Compliance of
                                                                       Harrisdirect LLC (1999-2003).

James Howley                Assistant Treasurer   Officer since 2006   Vice President, Fund Administration of
Year of birth: 1972                                                    Claymore Securities, Inc. (2004-present).
                                                                       Previously, Manager, Mutual Fund
                                                                       Administration of Van Kampen Investments,
                                                                       Inc. (2000-2004).

Mark J.  Furjanic           Assistant Treasurer   Officer since 2008   Vice President, Fund Administration-Tax
Year of birth: 1959                                                    (2005-present) of Claymore Advisors, LLC and
                                                                       Claymore Securities, Inc.; Assistant
                                                                       Treasurer of certain funds in the Fund
                                                                       Complex. Formerly, Senior Manager
                                                                       (1999-2005) for Ernst & Young LLP.

Donald P. Swade             Assistant Treasurer   Officer since 2008   Vice President, Fund Administration
Year of birth: 1972                                                    (2006-present) of Claymore Advisors, LLC and
                                                                       Claymore Securities, Inc.; Assistant
                                                                       Treasurer of certain funds in the Fund
                                                                       Complex. Formerly, Manager-Mutual Fund
                                                                       Financial Administration (2003-2006) for
                                                                       Morgan Stanley/Van Kampen Investments.

                                                         43



                                                   TERM OF OFFICE(2)
                                                    LENGTH OF TIME              PRINCIPAL OCCUPATION
NAME, ADDRESS(1) AND AGE          POSITION              SERVED                  DURING THE PAST FIVE YEARS
--------------------------- --------------------- -------------------- ----------------------------------------------
Matthew J. Patterson        Assistant Secretary   Officer since 2006   Vice President; Assistant General Counsel of
Year of birth: 1971                                                    Claymore Securities, Inc. (2006-present).
                                                                       Secretary of certain funds in the Fund
                                                                       Complex. Previously, Chief Compliance
                                                                       Officer and Secretary, Caterpillar
                                                                       Investment Management Ltd (2005-2006).
                                                                       Securities Counsel, Caterpillar Inc.
                                                                       (2004-2006); Associate, Skadden, Arps,
                                                                       Slate, Meagher & Flom LLP (2002-2004).

Melissa J. Nguyen           Assistant Secretary   Officer since 2006   Vice President; Assistant General Counsel of
Year of birth: 1978                                                    Claymore Securities, Inc. (2005-present).
                                                                       Secretary of certain funds in the Fund
                                                                       Complex. Previously, Associate, Vedder,
                                                                       Price, Kaufman & Kammholz, P.C. (2003-2005).

(1) The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532.

(2) Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


BOARD COMMITTEES

         The trustees have determined that the efficient conduct of the trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the RYJ Board. The committees meet as often as necessary, either in conjunction with regular meetings of the trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating and Governance Committee.

         Audit Committee. The RYJ Board has an Audit Committee, which is charged with selecting an independent registered public accounting firm for RYJ and reviewing accounting matters with RYJ's independent registered public accounting firm. Each member of the Audit Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by the NYSE.

         The Audit Committee presents the following report:

         The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of RYJ with management of RYJ; (ii) the Audit Committee discussed with RYJ's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61;
         (iii) the Audit Committee received the written disclosures and the letter from RYJ's independent registered public accounting firm required by Independence Standards Board Standard No. 1 and has discussed with RYJ's independent registered public accounting firm the independence of RYJ's independent registered public accounting firm; and (iv) the Audit Committee recommended to the RYJ Board that the financial statements be included in RYJ's Annual Report for the past fiscal period.

         The members of the Audit Committee are Randall C. Barnes, Ronald A. Nyberg and Ronald E. Toupin, Jr.

         The Audit Committee is governed by a written charter, the most recent version of which was approved by the RYJ Board on October 13, 2006, (the "Audit Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Audit Committee Charter was attached as Appendix A to RYJ's 2007 proxy statement.

         Nominating and Governance Committee. The RYJ Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is "independent" as defined by NYSE listing standards.

         The Nominating and Governance Committee is governed by a written charter (the "Nominating and Governance Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. RYJ's Nominating and Governance Committee Charter was attached as Appendix B to RYJ's 2007 proxy statement.

         The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the RYJ Board, (ii) reviews policy matters affecting the operation of the RYJ Board and committees of the RYJ Board, (iii) periodically evaluates the effectiveness of the RYJ Board and committees of the RYJ Board and (iv) oversees the contract review process, including review of RYJ's advisory agreements and other contracts with affiliated service providers. In considering trustee nominee candidates, the Nominating and Governance Committee requires that trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform the responsibilities of a trustee; relevant experience; educational background; financial expertise; the candidate's ability; judgment and expertise; and overall diversity of the RYJ Board's composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the RYJ Board as a trustee after such person has reached the age of seventy-two (72), unless such person is an "interested person" of the Fund as defined in the 1940 Act. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

         The Nominating and Governance Committee will consider trustee candidates recommended by shareholders of RYJ. The Committee will consider and evaluate trustee nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the "Procedures for Shareholders to Submit Nominee Candidates," which are set forth as Appendix B to the Fund's Nominating and Governance Committee Charter which was attached as Appendix B to RYJ's 2007 proxy statement. Shareholder recommendations must be sent to RYJ's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

         The nominees for election at the Meeting currently serve as trustees and were unanimously nominated by the RYJ Board and the Nominating and Governance Committee.

SHAREHOLDER COMMUNICATIONS

         Shareholders and other interested parties may contact the RYJ Board or any member of the RYJ Board by mail. To communicate with the RYJ Board or any member of the RYJ Board, correspondence should be addressed to the Board of Trustees or the trustee with whom you wish to communicate by either name or title. All such correspondence should be sent c/o RYJ's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

         As of July 11, 2008, each trustee beneficially owned equity securities of RYJ and other funds in the Fund Complex overseen by the trustee in the dollar range amounts as specified below:

                                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                                                                       SECURITIES IN ALL REGISTERED
                                                                                INVESTMENT
                                        DOLLAR RANGE OF              COMPANIES OVERSEEN BY TRUSTEE IN
NAME                               EQUITY SECURITIES IN RYJ                    FUND COMPLEX
----                               ------------------------                    ------------
INDEPENDENT TRUSTEES:
Randall C. Barnes                              $                                     $
Ronald A. Nyberg                               $                                     $
Ronald E. Toupin, Jr.                          $                                     $
INTERESTED TRUSTEE:
Nicholas Dalmaso                               $                                     $



         [As of July 11, 2008, each trustee and the trustees and officers of RYJ as a group owned less than 1% of the outstanding Common Shares of RYJ.]

BOARD MEETINGS

         During RYJ's fiscal year ended August 31, 2007, the Board held 6 meetings, the Audit Committee held 2 meetings and the Nominating and Governance Committee held 2 meetings. Each trustee attended at least 75% of the meetings of the RYJ Board (and any committee thereof on which he serves) held during RYJ's fiscal year ended August 31, 2007. It is RYJ's policy to encourage trustees to attend annual shareholders' meetings.

TRUSTEE COMPENSATION

         Each trustee who is not an "affiliated person" (as defined in the 1940
Act) of the Adviser, the Sub-Adviser or their respective affiliates receives as compensation for his services to RYJ an annual retainer and meeting fees. The chairperson of the RYJ Board, if any, and the chairperson of each committee of the RYJ Board also receive fees for their services. The annual retainer is allocated among RYJ and certain other funds in the Fund Complex based on the number of funds covered by the annual retainer and the assets under management in each such fund. The following table provides information regarding the compensation of RYJ's trustees for RYJ's fiscal year ended August 31, 2007.


                                                      PENSION OR                                TOTAL
                                                 RETIREMENT BENEFITS   ESTIMATED ANNUAL   COMPENSATION FROM
                                COMPENSATION      ACCRUED AS PART OF     BENEFITS UPON           THE
NAME(1)                           FROM RYJ         RYJ EXPENSES(2)       RETIREMENT(2)       FUND COMPLEX
-------                           --------         ---------------       -------------       ------------
Randall C. Barnes                 $23,000                None                None              $245,750
Ronald A. Nyberg                  $24,500                None                None              $355,375
Ronald E. Toupin, Jr.             $24,500                None                None              $315,750

     (1)  Trustees not entitled to compensation are not included in the table.

     (2) RYJ does not accrue or pay retirement or pension benefits to trustees as of the date of this Prospectus/Proxy Statement.

SHAREHOLDER APPROVAL

         The affirmative vote of a majority of the Common Shares present in person or represented by proxy and entitled to vote on Proposal 2 at the Meeting at which a quorum (i.e., a majority of the Common Shares entitled to vote on Proposal 2) is present in person or by proxy is necessary to approve Proposal 2. The holders of the Common Shares of RYJ will have equal voting rights (i.e., one vote per Common Share).

         The RYJ Board, including the Independent Trustees, unanimously recommends that you for "FOR ALL" of the nominees for the RYJ Board listed in this Proxy Statement/Prospectus.
                                       47

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

         The RYJ Board has fixed the close of business on July 11, 2008 as the record date for the determination of shareholders of RYJ entitled to notice of, and to vote at, the Meeting. Shareholders of RYJ on that date will be entitled to one vote on each matter to be voted on by RYJ for each Common Share held and a fractional vote with respect to fractional Common Shares with no cumulative voting rights.

         RYJ's Amended and Restated Agreement and Declaration of Trust requires the presence of a quorum for each matter to be acted upon at the Meeting. Votes withheld and abstentions will be counted as present for quorum purposes. "Broker non-votes" (i.e., Common Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will not be counted as Common Shares present for quorum purposes with respect to such matters. With respect to Proposal 1, assuming the presence of a quorum, votes withheld, abstentions and broker non-votes will have the same effect as a vote against Proposal 1. With respect to Proposal 2, assuming the presence of a quorum, votes withheld and abstentions will have the same effect as votes against Proposal 2 and broker non-votes will have no effect on the outcome of the vote on Proposal 2.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no specification is made on a proxy card, it will be voted FOR the proposals specified on the proxy card. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of RYJ, by delivering a subsequently dated proxy prior to the date of the Meeting or by attending and voting at the Meeting. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

         If you cannot be present in person at the meeting, you are requested to fill in, sign and return the enclosed proxy card promptly or record your voting instructions via telephone or the Internet. Information regarding how to vote via telephone or the Internet is included on the enclosed proxy card. No postage is necessary if the proxy card is mailed in the United States.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         E&Y has been selected as the independent registered public accounting firm by the Audit Committee of RYJ and approved by a majority of the RYJ Board, including a majority of the Independent Trustees, to audit the accounts of RYJ for and during RYJ's current fiscal year. RYJ does not know of any direct or indirect financial interest of E&Y in RYJ. Representatives of E&Y will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

AUDIT AND OTHER FEES

         Audit Fees. The aggregate fees billed to RYJ by E&Y for professional services rendered for the audit of RYJ's annual financial statements for the fiscal year ended August 31, 2007 were approximately $30,000 and for the initial fiscal period from May 19, 2006 (inception of RYJ) through August 31, 2006 were approximately $30,000.

         Audit-Related Fees. The aggregate fees billed by E&Y and approved by the Audit Committee of RYJ for assurance and related services reasonably related to the performance of the audit of RYJ's annual financial statements (which fees relate to services rendered, and out of pocket expenses incurred, in connection with RYJ's registration statements, comfort letters and consents) for the fiscal year ended August 31, 2007 were $0 and for the initial fiscal period from May 19, 2006 (inception of RYJ) through August 31, 2006 were $0. E&Y did not perform any other assurance and related services that were required to be approved by RYJ's Audit Committee for such periods.

         Tax Fees. The aggregate fees billed by E&Y and approved by the Audit Committee of RYJ for professional services rendered for tax compliance, tax advice and tax planning (which fees relate to tax services provided by E&Y in connection with RYJ's excise tax calculations and review of RYJ's tax returns) for the fiscal year ended August 31, 2007 were approximately $6,000 and for the initial fiscal period from May 19, 2006 (inception of RYJ) through August 31, 2006 were approximately $6,800. E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by RYJ's Audit Committee for such periods.

         All Other Fees. The aggregate fees billed by E&Y for products and services, other than those services described above, for the fiscal year ended August 31, 2007 were $0 and for the initial fiscal period from May 19, 2006 (inception of RYJ) through August 31, 2006 were $0.

         Aggregate Non-Audit Fees. The aggregate non-audit fees billed by E&Y for services rendered to RYJ, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to RYJ (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of RYJ for the fiscal year ended August 31, 2007 were $0 and for the initial fiscal period from May 19, 2006 (inception of RYJ) through August 31, 2006 were $0.

         Audit Committee's Pre-Approval Policies and Procedures. RYJ's Audit Committee is governed by the Audit Committee Charter, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. RYJ's Audit Committee Charter was attached as Appendix A to RYJ's 2007 proxy statement. Specifically, sections IV.C.2 and IV.C.3 of the Audit Committee Charter contain the Pre-Approval Policies and Procedures and such sections are included below. The Audit Committee of RYJ has pre-approved all audit and non-audit services provided by E&Y to RYJ, and all non-audit services provided by E&Y to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to RYJ that are related to the operations of RYJ for the fiscal year ended August 31, 2007 and for the initial fiscal period ended August 31, 2006.

         IV.C.2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
             (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         IV.C.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

             (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         None of the services described above for the fiscal year ended August 31, 2007 and for the initial fiscal period from May 19, 2006 (inception of RYJ) through August 31, 2006 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

SHAREHOLDER INFORMATION

         The RYJ Board has fixed the close of business on July 11, 2008 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. As of the Record Date, there
were       Common Shares of RYJ outstanding. As of the Record Date, the trustees and officers of RYJ as a group owned less than 1% of the outstanding Common Shares of RYJ. As of the Record Date, no person was known by RYJ to own beneficially or of record as much as 5% of the Common Shares of RYJ except as follows:

                                            APPROXIMATE PERCENTAGE OF OWNERSHIP
     NAME AND ADDRESS OF HOLDER             ON JULY 11, 2008
     --------------------------             ----------------
     [              ]                       [  ]%
     [              ]                       [  ]%

         As of the Record Date, no Shares of RYJ ETF were issued or outstanding. Accordingly, as of the Record Date, the trustees and officers of RYJ ETF as a group owned less than 1% of the outstanding Shares of RYJ ETF and no person was known by RYJ ETF to own beneficially or of record as much as 5% of the Shares of RYJ ETF.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require RYJ's officers and trustees, certain officers of RYJ's investment adviser, affiliated persons of the Adviser, and persons who beneficially own more than ten percent of RYJ's Common Shares to file certain reports of ownership ("Section 16 filings") with the SEC and the NYSE. Based upon RYJ's review of the copies of such forms effecting the Section 16 filings received by it, RYJ believes that for its fiscal year ended August 31, 2007, all filings applicable to such persons were completed and filed in a timely manner, except as follows:
           .

PRIVACY PRINCIPLES OF THE FUNDS

         The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protects that information and why, in certain cases, the Funds may share information with select other parties.

         Generally, the Funds do not receive any non-public personal information relating to shareholders, although certain non-public personal information of shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Funds restrict access to non-public personal information about the shareholders to employees of the Adviser with a legitimate business need for the information. The Funds maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

         Shareholder proposals intended for inclusion in RYJ's proxy statement in connection with RYJ's 2009 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by RYJ at its principal executive offices by , 2009. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by RYJ at its principal executive offices not later
than         , 2009.

SOLICITATION OF PROXIES

         Solicitation of proxies is being made primarily by the mailing of this Proxy Statement/Prospectus with its enclosures on or about July , 2008. RYJ shareholders whose Common Shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser, the Sub-Adviser and their respective affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by RYJ for such out-of-pocket expenses. RYJ has retained to make telephone calls to shareholders to remind them to vote. will be paid a project management fee as well as fees charged on a per call basis and certain other expenses. Management estimates that the telephone solicitation by will cost approximately $ . Proxy solicitation expenses are an expense of the Reorganization which will be borne by shareholders of RYJ.

LEGAL MATTERS

         Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP. Certain legal matters concerning the issuance of Shares by RYJ ETF will be passed on by Clifford Chance US LLP.

OTHER MATTERS

         The management of RYJ knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

         In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on such proposals, provided that the RYJ Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding Common Shares of RYJ voted at the session of the Meeting to be adjourned. The RYJ Board retains full authority to adjourn or postpone the Meeting for any other purpose, including absence of a quorum, without the consent of shareholders of RYJ.

                                                     /s/ Mark E. Mathiasen
                                                     Mark E. Mathiasen
                                                     Secretary
July      , 2008

 The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This preliminary statement of additional information is not an offer to sell these securities
  and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                   SUBJECT TO COMPLETION -- DATED JUNE 3, 2008


                       STATEMENT OF ADDITIONAL INFORMATION

       RELATING TO THE ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS AND
                                 LIABILITIES OF

                     CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND

                        BY AND IN EXCHANGE FOR SHARES OF

                     CLAYMORE/RAYMOND JAMES SB-1 EQUITY ETF

                              DATED _________, 2008


         This Statement of Additional Information is available to the shareholders of Claymore/Raymond James SB-1 Equity Fund ("RYJ"), in connection with a proposed transaction (the "Reorganization") whereby substantially all of the assets and liabilities of RYJ would be transferred to Claymore/Raymond James SB-1 Equity ETF ("RYJ ETF" or the "Fund"), an exchange-traded fund ("ETF") that is a newly created series of Claymore Exchange-Traded Fund Trust (the "Trust"), in exchange for shares of RYJ ETF. A copy of the form of Agreement and Plan of Reorganization between RYJ and RYJ ETF is included as Appendix A hereto. This Statement of Additional Information is intended to provide shareholders of RYJ with additional information about the Reorganization and RYJ ETF. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Proxy Statement/Prospectus.

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated , 2008 relating to the Reorganization (the "Proxy Statement/Prospectus"). A copy of the Proxy Statement/Prospectus may be obtained without charge by writing to the Trust's Distributor, Claymore Securities, Inc., or by calling toll free 1-888-949-3837.

                                TABLE OF CONTENTS

General Description of the Trust and the Fund ..............................
Exchange Listing and Trading ...............................................
Investment Restrictions and Policies .......................................
Investment Policies and Risks ..............................................
General Considerations and Risks ...........................................
Management .................................................................
Brokerage Transactions .....................................................
Additional Information Concerning the Trust ................................
Creation and Redemption of Creation Unit Aggregations ......................
Taxes ......................................................................
Federal Income Tax Treatment of Futures and Options Contractions ...........
Determination of NAV .......................................................
Dividends and Distributions ................................................
Miscellaneous Information ..................................................
Financial Statements .......................................................
Pro Forma Financial Statements .............................................
Appendix A: Agreement and Plan of Reorganization ...........................
Appendix B: Annual Report of RYJ ...........................................
Appendix C: Semi-Annual Report of RYJ ......................................

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

         The Trust was organized as a Delaware statutory trust on May 24, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 20 investment portfolios. This Statement of Additional Information relates to the following investment portfolio: Claymore/Raymond James SB-1 Equity ETF. The shares of the Fund are referred to herein as "Shares" or "Fund Shares."

         The Fund is managed by Claymore Advisors, LLC ("Claymore Advisors" or the "Adviser").

         The Fund will offer and issue Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in the Index (as defined below) (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The Fund expects its Shares to be listed on the NYSE Arca, Inc. (the "NYSE Arca"). Fund Shares will trade on the NYSE Arca at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

         The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

          There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of Shares of the Fund will continue to be met. The NYSE Arca may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will remove the Shares of the Fund from listing and trading upon termination of the Fund.

         As in the case of other stocks traded on the NYSE Arca, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

         The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT RESTRICTIONS AND POLICIES

         Investment Objective. The Fund seeks investment results that correspond generally to the performance, before the Fund's fees and expenses of an equity index called the Raymond James SB-1 Equity Index (the "Index").

         Investment Restrictions. The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Fund's investment restrictions, numbered (1) through (7) below. The Fund, as a fundamental policy, may not:

         (1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

         (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

         (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

         (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

         (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

         (7) Issue senior securities, except as permitted under the 1940 Act.

         Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

         The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

         (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

         (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

         (3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

         (4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

         (5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

         The investment objective of the Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

INVESTMENT POLICIES AND RISKS

         Loans of Portfolio Securities. The Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of the Fund's total assets.

         Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

         Repurchase Agreements. The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

         The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

         The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

         Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

         Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

         Real Estate Investment Trusts ("REITs"). The Fund may invest in the securities of real estate investment trusts to the extent allowed by law, which pool investors' funds for investments primarily in commercial real estate properties. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

         Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

         Futures and Options. The Fund may utilize exchange-traded futures and options contracts and swap agreements.

         Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

         Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

         The Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the Index components or a subset of the components.

         An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

         The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

         Restrictions on the Use of Futures Contracts and Options on Futures Contracts. In connection with its management of the Trust, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund's Proxy Statement/Prospectus and this Statement of Additional Information.

         The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Adviser to the company claims an exclusion from regulation as a commodity pool operator.

         Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

         The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

         The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

GENERAL CONSIDERATIONS AND RISKS

         A discussion of the risks associated with an investment in the Fund is contained in the Proxy Statement/Prospectus in the "Principal Investment Risks" and "Additional Risk Considerations" sections. The discussion below supplements, and should be read in conjunction with, these sections of the Proxy Statement/Prospectus.

         An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

         An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

         Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

         The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

         Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for a contract at a specified time.

         Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

         The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to direct investment in stocks.

         Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Index if the index underlying the futures contract differs from the Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

         Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

         Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor -- (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

MANAGEMENT

         Trustees and Officers. The general supervision of the duties performed by the Adviser for the Fund under the investment advisory agreement between the Fund and the Adviser (the "Investment Advisory Agreement") is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other Trustee (the "Management Trustee") is affiliated with the Adviser.

         The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the Fund Complex consists of the Trust's 20 portfolios,

11 separate portfolios of Claymore Exchange-Traded Fund Trust 2 and 16 closed-end management investment companies.

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                POSITION(S)   TERM OF OFFICE                              FUND COMPLEX       OTHER
     NAME, ADDRESS AND AGE OF    HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN BY    DIRECTORSHIPS
       INDEPENDENT TRUSTEES*       TRUST      TIME SERVED**      DURING PAST 5 YEARS        TRUSTEES    HELD BY TRUSTEES
Randall C. Barnes             Trustee      Since 2006       Formerly, Senior Vice      42            None.
Year of Birth: 1951                                         President, Treasurer
                                                            (1993-1997), President,
                                                            Pizza Hut International
                                                            (1991-1993) and Senior
                                                            Vice President,
                                                            Strategic Planning and
                                                            New Business Development
                                                            (1987-1990) of PepsiCo,
                                                            Inc. (1987-1997).

Ronald A. Nyberg              Trustee      Since 2006       Principal of Nyberg &      45            None.
Year of Birth: 1953                                         Cassioppi, LLC, a law
                                                            firm specializing in
                                                            Corporate Law, Estate
                                                            Planning and Business
                                                            Transactions
                                                            (2000-present).
                                                            Formerly, Executive Vice
                                                            President, General
                                                            Counsel, and Corporate
                                                            Secretary of Van Kampen
                                                            Investments (1982-1999).

Ronald E. Toupin, Jr.         Trustee      Since 2006       Formerly Vice President,   42            None.
Year of Birth: 1958                                         Manager and Portfolio
                                                            Manager of Nuveen
                                                            Asset Management
                                                            (1998-1999), Vice
                                                            President of Nuveen
                                                            Investment Advisory
                                                            Corporation
                                                            (1993-1999), Vice
                                                            President and
                                                            Manager of Nuveen
                                                            Unit Investment
                                                            Trusts (1991-1999),
                                                            and Assistant Vice
                                                            President and
                                                            Portfolio Manager of
                                                            Nuveen Unit
                                                            Investment Trusts
                                                            (1988-1999), each of
                                                            John Nuveen &
                                                            Company, Inc.
                                                            (1982-1999).


----------------------
* The business address of each Trustee is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

                                             TERM OF                                 NUMBER OF
                                            OFFICE AND                             PORTFOLIOS IN
                             POSITION(S)      LENGTH           PRINCIPAL           FUND COMPLEX          OTHER
 NAME, ADDRESS AND AGE OF     HELD WITH      OF TIME      OCCUPATION(S) DURING      OVERSEEN BY      DIRECTORSHIPS
   MANAGEMENT TRUSTEES*         TRUST        SERVED**         PAST 5 YEARS           TRUSTEES      HELD BY TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso***         Trustee        Since 2006   Formerly, Senior                45         None.
Year of birth: 1965                                     Managing Director and
                                                        Chief Administrative
                                                        Officer (2007-2008) and
                                                        General Counsel
                                                        (2001-2007) of Claymore
                                                        Advisors, LLC and
                                                        Claymore Securities,
                                                        Inc. Formerly,
                                                        Assistant General
                                                        Counsel, John Nuveen
                                                        and Company
                                                        (1999-2001). Formerly
                                                        Vice President and
                                                        Associate General
                                                        Counsel of Van Kampen
                                                        Investments (1992-1999).


----------------------
* The business address of each Trustee is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.
** This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
*** Mr. Dalmaso is an interested person of the Fund as a result of his former position as an officer of the Adviser and certain of its affiliates and his equity ownership of the Adviser and certain of its affiliates.

NAME,  ADDRESS AND AGE OF       POSITION(S) HELD  LENGTH OF TIME
EXECUTIVE OFFICERS              WITH TRUST        SERVED*           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
J. Thomas Futrell               Chief Executive   Since 2008
Year of birth: 1955             Officer                             Senior Managing Director, Chief Investment
                                                                    Officer (2008-present) of Claymore Advisors,
                                                                    LLC and Claymore Securities, Inc.; Chief
                                                                    Executive Officer of certain funds in
                                                                    the Fund Complex. Formerly, Managing Director
                                                                    in charge of Research (2000-2007) for Nuveen
                                                                    Asset Management.

Kevin M. Robinson               Chief Legal       Since 2008        Senior Managing Director, General Counsel and
Year of birth: 1959             Officer                             Corporate Secretary (2007-present) of Claymore
                                                                    Advisors, LLC and Claymore Securities, Inc.;
                                                                    Chief Legal Officer of certain funds in the
                                                                    Fund Complex. Formerly, Associate General
                                                                    Counsel (2000- 2007) of NYSE Euronext, Inc.
                                                                    Formerly, Archipelago Holdings, Inc.  Senior
                                                                    Managing Director and Associate General
                                                                    Counsel (1997-2000) of ABN Amro Inc. Formerly,
                                                                    Senior Counsel in the Enforcement Division
                                                                    (1989-1997) of the U.S. Securities and
                                                                    Exchange Commission.

Steven M. Hill                  Chief Financial   Since 2006        Senior Managing Director (2005-present) and
Year of birth: 1964             Officer, Chief                      Chief Financial Officer (2005-2006), Managing
                                Accounting                          Director (2003-2005) of Claymore Advisors, LLC
                                Officer and                         and Claymore Securities, Inc.; Chief Financial
                                Treasurer                           Officer, Chief Accounting Officer and
                                                                    Treasurer of certain funds in the Fund Complex.
                                                                    Formerly, Treasurer of Henderson Global Funds
                                                                    and Operations Manager for Henderson Global
                                                                    Investors (NA) Inc. (2002-2003); Managing
                                                                    Director, FrontPoint Partners LLC (2001-2002);
                                                                    Vice President, Nuveen Investments (1999-2001);
                                                                    Chief Financial Officer,

                                       13

                                                                    Skyline Asset Management LP, (1999); Vice
                                                                    President, Van Kampen Investments and
                                                                    Assistant Treasurer, Van Kampen mutual
                                                                    funds (1989-1999).

Bruce Saxon                     Chief             Since 2006        Vice President - Fund Compliance Officer of
Year of birth: 1957             Compliance                          Claymore Securities, Inc. (2006-present).
                                Officer                             Chief Compliance Officer of certain funds in
                                                                    the Fund Complex. Formerly, Chief Compliance
                                                                    Officer/Assistant Secretary of Harris
                                                                    Investment Management, Inc. (2003-2006).
                                                                    Director-Compliance of Harrisdirect LLC
                                                                    (1999-2003).

Melissa J. Nguyen               Secretary         Since 2006        Vice President and Assistant General Counsel
Year of birth: 1978                                                 of Claymore Securities, Inc. (2005-present).
                                                                    Secretary of certain funds in the Fund
                                                                    Complex. Formerly, Associate, Vedder, Price,
                                                                    Kaufman & Kammholz, P.C. (2003-2005).

William H. Belden III           Vice President    Since 2006        Managing Director of Claymore Securities, Inc.
Year of birth: 1965                                                 (2005-present). Formerly, Vice President of
                                                                    Product Management at Northern Trust Global
                                                                    Investments (1999-2005); Vice President of
                                                                    Stein Roe & Farnham (1995-1999).

James Howley                    Assistant         Since 2006        Vice President, Fund Administration of
Year of birth: 1972             Treasurer                           Claymore Securities, Inc. (2004-present).
                                                                    Formerly, Manager, Mutual Fund Administration
                                                                    of Van Kampen Investments, Inc. (2000-2004).

Mark J.  Furjanic               Assistant         Since 2008        Vice President, Fund Administration-Tax
Year of birth: 1959             Treasurer                           (2005-present) of Claymore Advisors, LLC and
                                                                    Claymore Securities, Inc.; Assistant Treasurer
                                                                    of certain funds in the Fund Complex.
                                                                    Formerly, Senior Manager (1999-2005) for Ernst
                                                                    & Young LLP.

Donald P. Swade                 Assistant         Since 2008        Vice President, Fund Administration
Year of birth: 1972             Treasurer                           (2006-present) of Claymore Advisors, LLC and
                                                                    Claymore Securities, Inc.; Assistant Treasurer
                                                                    of certain funds in the Fund Complex.
                                                                    Formerly, Manager-Mutual Fund Financial
                                                                    Administration (2003-2006) for Morgan
                                                                    Stanley/Van Kampen Investments.

Chuck Craig                     Vice President    Since 2006        Managing Director (2006-present), Vice
Year of birth: 1967                                                 President (2003-2006) of Claymore Securities,
                                                                    Inc. Formerly, Assistant Vice President,
                                                                    First Trust Portfolios, L.P. (1999-2003);
                                                                    Analyst, PMA Securities, Inc. (1996-1999).

Mark E. Mathiasen               Assistant         Since 2008        Assistant Vice President; Assistant General
Year of birth: 1978             Secretary                           Counsel of Claymore Securities, Inc. (Jan.
                                                                    2007-present). Secretary of certain funds in
                                                                    the Fund Complex. Previously, Law Clerk,
                                                                    Idaho State Courts (2003-2006).

Matthew Patterson               Assistant         Since 2006        Vice President and Assistant General Counsel
Year of birth: 1971             Secretary                           of Claymore Securities, Inc. (2006-present).
                                                                    Secretary of certain funds in the Fund
                                                                    Complex. Previously, Securities Counsel,
                                                                    Caterpillar Inc. (2004-2006); Associate,
                                                                    Skadden, Arps, Slate, Meagher & Flom LLP
                                                                    (2002-2004).


----------------------

* The business address of each Trustee is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Trustee/Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

         For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.

                                                            AGGREGATE DOLLAR RANGE OF
                                                             EQUITY SECURITIES IN ALL
                                                              REGISTERED INVESTMENT
                                                              COMPANIES OVERSEEN BY
                                 DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
                                 SECURITIES IN THE FUND       INVESTMENT COMPANIES
NAME OF TRUSTEE                (AS OF DECEMBER 31, 2007)    (AS OF DECEMBER 31, 2007)
----------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Randall C. Barnes                         None                    over $100,000
Ronald A. Nyberg                          None                    over $100,000
Ronald E. Toupin, Jr.                     None                         None

INTERESTED TRUSTEE
Nicholas Dalmaso                          None                         None



         As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

         Messrs. Barnes, Nyberg and Toupin who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee.

         Messrs. Barnes, Nyberg and Toupin who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust's independent registered public accounting firm.

         Remuneration of Trustees and Officers

         The Trust, together with Claymore Exchange-Traded Fund Trust 2, pays each Independent Trustee a fee of $25,000 per year plus $1,000 per Board or committee meeting participated in, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings. Officers who are employed by the Adviser receive no compensation or expense reimbursements from the Trust.

         The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended August 31, 2008, assuming a full fiscal year of operations for the fiscal year ended August 31, 2008:

                                                              PENSION OR RETIREMENT
                                  AGGREGATE COMPENSATION   BENEFITS ACCRUED AS PART OF     TOTAL COMPENSATION PAID
NAME OF TRUSTEE                         FROM TRUST                FUND EXPENSES               FROM FUND COMPLEX
INDEPENDENT TRUSTEES
Randall C. Barnes                           $                          N/A                            $
Ronald A. Nyberg                            $                          N/A                            $
Ronald E. Toupin, Jr.                       $                          N/A                            $

INTERESTED TRUSTEE
Nicholas Dalmaso                           N/A                         N/A                           N/A


         The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of the Fund.

         As of the date hereof, no person owned 5% or more of the outstanding shares of the Fund.

         Investment Adviser. The Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

         Portfolio Manager. Chuck Craig, Managing Director, Portfolio Management and Supervision, of Claymore, serves as portfolio manager for the Fund and is responsible for the day-to-day management of the Fund's portfolio.

         Other Accounts Managed by the Portfolio Manager. As of November 30, 2007, Mr. Craig managed three registered investment companies (2 such registered investment companies consisting of a total of 29 separate series), with a total of approximately $1.85 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

         Although the funds in the Trust that are managed by Mr. Craig may have different investment strategies, each has a portfolio objective of replicating its underlying index. The Adviser does not believe that management of the different funds of the Trust presents a material conflict of interest for the portfolio manager or the Adviser.

         Portfolio Manager Compensation. The portfolio manager's compensation consists of the following elements:

         Base salary: The portfolio manager is paid a fixed base salary by the Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities.

         The portfolio manager is eligible for a discretionary annual bonus. There is no policy regarding, or agreement with, the portfolio manager to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the portfolio manager. The portfolio manager also participates in benefit plans and programs generally available to all employees of the Adviser.

         Securities Ownership of the Portfolio Manager. Because the Fund is newly organized, the portfolio manager does not own shares of the Fund.

         Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Adviser and the Trust, the Adviser is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, distribution fees or expenses, brokerage expenses, taxes, and extraordinary expenses not incurred in the ordinary course of the Fund's business. For the Adviser's services to the Fund, the Fund has agreed to pay an annual management fee equal to 0.75% of its average daily net assets.

         Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until May 27, 2010, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Fund.

         Claymore Advisors is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         Administrator. Claymore Advisors also serves as the Trust's administrator. Pursuant to an administration agreement, Claymore Advisors provides certain administrative, bookkeeping and accounting services to the Trust. For the services, the Trust pays Claymore Advisors a fee, accrued daily and paid monthly by the Investment Adviser from the management fee.

         Custodian and Transfer Agent. The Bank of New York Mellon ("BNY"), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, BNY holds the Fund's assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of the Fund pursuant to a Transfer Agency Agreement. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees and asset based fees which are accrued daily and paid monthly by the Investment Adviser from the management fee.

         Distributor. Claymore Securities, Inc. ("Claymore") is the distributor of the Fund's Shares (in such capacity, the "Distributor"). Its principal address is 2455 Corporate West Drive, Lisle, Illinois 60532. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Proxy Statement/Prospectus and below under the heading "Creation and Redemption of Creation Units."

         12b-1 Plan. The Trust has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.

         Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

         The Plan was adopted in order to permit the implementation of the Fund's method of distribution. However, no such fee is currently charged to the Fund, and there are no plans in place to impose such a fee.

         Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Proxy Statement/Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and a member of the Financial Industry Regulatory Authority ("FINRA").

         The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

         Index Provider. Set forth below is a list of the Fund and the Index upon which it is based. The Raymond James SB-1 Equity Index is compiled by Raymond James Research Services, LLC ("Raymond James Research Services" or the "Index Provider"), an affiliate of Raymond James & Associates, Inc. ("Raymond James").

------------------------------------------ -----------------------------------
Fund                                       Underlying Index
------------------------------------------ -----------------------------------
Claymore/Raymond James SB-1 Equity ETF     Raymond James SB-1 Equity Index
------------------------------------------ -----------------------------------

         Raymond James Research Services is not affiliated with the Fund or with the Adviser. The Fund is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser, which in turn has a licensing agreement with the Index Provider. The Fund reimburses the Adviser for the licensing fee payable to the Index Provider.

         The only relationships that Raymond James Research Services has with the Adviser or Distributor of the Fund in connection with the Fund is that Raymond James Research Services has licensed certain of its intellectual property, including the determination of the component stocks of the Index and the name of the Index. The Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. Raymond James Research Services has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Index. Raymond James Research Services is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. Raymond James Research Services has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         RAYMOND JAMES RESEARCH SERVICES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUND OR UNDERLYING INDICES. RAYMOND JAMES RESEARCH SERVICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. RAYMOND JAMES RESEARCH SERVICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH

RESPECT TO THE FUND OR TO UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RAYMOND JAMES RESEARCH SERVICES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND, THE UNDERLYING INDICES, EVEN IF RAYMOND JAMES RESEARCH SERVICES IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BROKERAGE TRANSACTIONS

         The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

         In seeking to implement the Trust's policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

         The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

ADDITIONAL INFORMATION CONCERNING THE TRUST

         The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on May 24, 2006.

         The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 20 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

         Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

         Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Fund, of the Trust vote together as a single class except as otherwise required by the

1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

         The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund Shares are required to disclose information on direct or indirect ownership of Fund Shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund Shares may be disclosed by the Fund if so required by law or regulation.

         The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

         The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

         Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 2455 Corporate West Drive, Lisle, Illinois 60532.

         Control Persons. No single person beneficially owns 25% or more of the Fund's voting securities.

         Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Proxy Statement/Prospectus entitled "Book Entry." DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

         DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the American Stock Exchange and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

         Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

         Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The

Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

         Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

         The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

         DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

         Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser engages a third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of the Fund. The Adviser periodically renews the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

         To the extent that the third party service provider seeks the Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Financial Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Adviser shall seek instructions from clients on how to vote that particular item.

         The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund also will be available at no charge upon request by calling 1-800-345-7999 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

         Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of the Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for the Fund will be available on the SEC's website at www.sec.gov. The Fund's Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. The Fund's Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-800-345-7999 or by writing to Claymore Exchange-Traded Fund Trust at 2455 Corporate West Drive, Lisle, IL 60532.

         Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust's Policy is implemented and overseen by the Chief Compliance Officer of the Fund, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Board of Trustees of the Trust. The Board of Trustees of the Trust must approve all material amendments to this policy. The Fund's complete portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of the Fund. The Trust, the Adviser and Claymore will not disseminate non-public information concerning the Trust.

         Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

         The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

         Creation. The Trust issues and sells Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

         A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities -- the "Deposit Securities" -- per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Index ("Fund Securities") and an amount of cash -- the "Cash Component" -- computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

         The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount" -- an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

         The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

         Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

         The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash -- i.e., a "cash in lieu" amount -- to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index or resulting from certain corporate actions.

         In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

         Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

         All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE Arca ("Closing Time") (ordinarily 4:00 p.m. Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

         All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

         Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating

Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

         Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

         All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m. Eastern time respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

         Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "-Creation Transaction Fee" below).

         Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

         Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

         All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

         Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to Claymore regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

         The Standard Creation/Redemption Transaction Fee for the Fund will be $ . The Maximum Creation/Redemption Transaction Fee for the Fund will be $ .

         Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at its NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

         With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

         Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

         The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

         Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for the Fund are the same as the creation fees set forth above.

         Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

         Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

         The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

         If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

         The chart below describes in further detail the placement of redemption orders outside the clearing process.


                                TRANSMITTAL DATE    NEXT BUSINESS DAY         SECOND BUSINESS    THIRD BUSINESS DAY
                                      (T)                (T+1)                   DAY (T+2)              (T+3)
----------------------------------------------------------------------------------------------------------------------
CREATION THROUGH NSCC
----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         No action.              No action.          Creation Unit
                                                                                                Aggregations will be
                             Order must be                                                      delivered.
                             received by the
                             Distributor.
----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         No action.              No action.          Creation Unit
                                                                                                Aggregations will be
                             Order must be                                                      delivered.
                             received by the
                             Distributor.

                             Orders received after
                             3:00 p.m. (ET) will be
                             treated as standard
                             orders.
----------------------------------------------------------------------------------------------------------------------
CREATION OUTSIDE NSCC
----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Creation Unit
                                                                                                Aggregations will be
                             Order in proper form   Deposit Securities                          delivered.
                             must be received by    must be received by
                             the Distributor.       the Fund's account
                                                    through DTC.

                                                    2:00 p.m. (ET)

                                                    Cash Component must be
                                                    received by the
                                                    Custodian.
----------------------------------------------------------------------------------------------------------------------

                                       29

                                TRANSMITTAL DATE    NEXT BUSINESS DAY         SECOND BUSINESS    THIRD BUSINESS DAY
                                      (T)                (T+1)                   DAY (T+2)              (T+3)
----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS CREATED IN   4:00 p.m. (ET)         11:00 a.m. (ET)         No action.          1:00 p.m. (ET)
ADVANCE OF RECEIPT BY THE
TRUST OF ALL OR A PORTION    Order in proper form   Available Deposit                           Missing Deposit
OF THE DEPOSIT SECURITIES    must be received by    Securities.                                 Securities are due
                             the Distributor.                                                   to the Trust or the
                                                    Cash in an amount                           Trust may use cash
                                                    equal to the sum of                         on deposit to
                                                    (i) the Cash                                purchase missing
                                                    Component, plus (ii)                        Deposit Securities.
                                                    115% of the market
                                                    value of the                                Creation Unit
                                                    undelivered Deposit                         Aggregations will be
                                                    Securities.                                 delivered.
----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Creation Unit
                                                                                                Aggregations will be
                             Order in proper form   Deposit Securities                          delivered.
                             must be received by    must be received by
                             the Distributor.       the Fund's account
                                                    through DTC.
                             Orders received after
                             3:00 p.m. (ET) will    2:00 p.m. (ET)
                             be treated as
                             standard orders.       Cash Component must be
                                                    received by the Orders
                                                    Custodian.
----------------------------------------------------------------------------------------------------------------------
REDEMPTION THROUGH NSCC
----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         No action.              No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order must be                                                      Amount will be
                             received by the                                                    transferred.
                             Transfer Agent.

                             Orders received after
                             4:00 p.m. (ET) will be
                             deemed received on the
                             next business day
                             (T+1).
----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         No action.              No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order must be                                                      Amount will be
                             received by the                                                    transferred.
                             Transfer Agent.

                             Orders received after
                             3:00 p.m. (ET) will be
                             treated as standard
                             orders.
----------------------------------------------------------------------------------------------------------------------
REDEMPTION OUTSIDE OF NSCC
----------------------------------------------------------------------------------------------------------------------


                                       30

                                TRANSMITTAL DATE    NEXT BUSINESS DAY         SECOND BUSINESS    THIRD BUSINESS DAY
                                      (T)                (T+1)                   DAY (T+2)              (T+3)
----------------------------------------------------------------------------------------------------------------------
STANDARD ORDERS              4:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order must be          Fund Shares must be                         Amount is delivered
                             received by the        delivered through DTC                       to the redeeming
                             Transfer Agent.        to the Custodian.                           beneficial owner.

                             Orders received after  2:00 p.m. (ET)
                             4:00 p.m. (ET) will
                             be deemed received on  Cash Component, if
                             the next business day  any, is due.
                             (T+1).
                                                    *If the order is not in
                                                    proper form or the Fund
                                                    Shares are not delivered,
                                                    then the order will not be
                                                    deemed received as of T.
----------------------------------------------------------------------------------------------------------------------
CUSTOM ORDERS                3:00 p.m. (ET)         11:00 a.m. (ET)         No action.          Fund Securities and
                                                                                                Cash Redemption
                             Order must be          Fund Shares must be                         Amount is delivered
                             received by the        delivered through DTC                       to the redeeming
                             Transfer Agent.        to the Custodian.                           beneficial owner.

                             Orders received after  2:00 p.m. (ET)
                             3:00 p.m. (ET) will
                             be treated as          Cash Component, if
                             standard orders.       any, is due.

                                                    *If the order is not in
                                                    proper form or the Fund
                                                    Shares are not delivered,
                                                    then the order will not be
                                                    deemed received as of T.
----------------------------------------------------------------------------------------------------------------------


TAXES

         The Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.

         The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Proxy Statement/Prospectus. Losses in one fund do not offset gains in another fund and the requirements (other than certain organizational requirements) to qualify for RIC status are determined at the Fund level rather than at the Trust level.

         The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

         As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

         The Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, money market instruments, convertible securities, structured notes, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund. The Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

         Distributions from the Fund's net investment income, including net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

         Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, the Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

         If, for any calendar year, the total distributions made exceed the Fund's current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

         The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

         Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. These provisions relating to distributions to shareholders who are nonresident aliens or foreign entities generally would apply to distributions with respect to taxable years of the Fund beginning before January 1, 2008. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

         Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

         Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

         The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

         The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

         In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

         The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

         The following information supplements and should be read in conjunction with the section in the Proxy Statement/Prospectus entitled "Net Asset Value."

         The NAV per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

         In computing the Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

         The following information supplements and should be read in conjunction with the section in the Proxy Statement/Prospectus entitled "Dividends, Distributions and Taxes."

         General Policies. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

         Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

         Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

FINANCIAL STATEMENTS

         Incorporated herein by reference and included in their respective entireties are (i) the audited financial statements of RYJ for the fiscal year ended August 31, 2007, as included in Appendix B hereto, and (ii) the unaudited semi-annual financial statements of RYJ for the period ended February 29, 2008, as included in Appendix C hereto. RYJ ETF is newly organized and has no assets, operating history or performance information of its own as of the date of this Statement of Additional Information. After the Reorganization, which is subject to shareholder approval, RYJ ETF, as the successor to RYJ, will assume and publish the operating history and performance record of RYJ.

PRO FORMA FINANCIAL STATEMENTS

         Pro forma financial statements are not presented as RYJ is being reorganized with and into the newly created RYJ ETF, which does not have material assets or liabilities.

                                                                      APPENDIX A


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

            This Agreement and Plan of Reorganization (the "Agreement") is made as of , 2008, by and between Claymore Exchange-Traded Fund Trust, a statutory trust formed under the laws of the State of Delaware (the "Acquiring Trust"), on behalf of its series, Claymore/Raymond James SB-1 Equity ETF (the "Acquiring Fund") and Claymore/Raymond James SB-1 Equity Fund, a statutory trust formed under the laws of the State of Delaware (the "Acquired Fund," and together with the Acquiring Fund, each a "Fund" and collectively the "Funds").

            WHEREAS, the Acquiring Trust is organized as a statutory trust under the laws of the State of Delaware pursuant to an Amended and Restated Agreement and Declaration of Trust dated August 15, 2006, as amended to the date hereof (the "Acquiring Trust Declaration of Trust"), pursuant to which it is authorized to issue an unlimited number of shares of beneficial interest, no par value, which at present have been divided into different series, each series, including the Acquiring Fund, constituting a separate and distinct series of the Acquiring Trust; and

            WHEREAS, Claymore Advisors, LLC (the "Adviser") provides investment advisory services to the Acquiring Fund; and

            WHEREAS, the Acquired Fund is organized as a statutory trust under the laws of the State of Delaware pursuant to an Amended and Restated Agreement and Declaration of Trust dated May 15, 2006, as amended to the date hereof (the "Acquired Fund Declaration of Trust"); and

            WHEREAS, the Adviser provides investment advisory services to the Acquired Fund; and

            WHEREAS, the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, has determined that entering into this Agreement for the Acquiring Fund to acquire the assets and liabilities of the Acquired Fund is in the best interests of the shareholders of the Acquiring Fund; and

            WHEREAS, the Board of Trustees of the Acquired Fund, has determined that entering into this Agreement for the Acquiring Fund to acquire the assets and liabilities of the Acquired Fund is in the best interests of the shareholders of the Acquired Fund; and

            WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

            NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. PLAN OF TRANSACTION

         A. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund's assets as set forth in Section 1.B, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund, either directly or through its agent, that number of Acquiring Fund shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the common shares of the Acquired Fund, computed in the manner and as of the time and date set forth in Section 2.A, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.B except that cash shall be delivered in lieu of fractional shares; and (ii) to assume all of the liabilities of the Acquired Fund, including without limitation the Acquired Fund's indemnification obligations to its trustees and officers. [Acquiring Fund Shares shall be delivered to the Acquired Fund in "Creation Unit" aggregations only ("Creation Units"), meaning specified blocks of 50,000 Acquiring Fund Shares ("Creation Unit Aggregations").]

            The Acquired Fund directly or through an agent will distribute the Acquiring Fund Shares received by the Acquired Fund pro rata to the Acquired Fund shareholders of record determined as of the Valuation Time (as defined in Section 2.A) (the "Acquired Fund Shareholders"). All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.A (the "Closing"). Notwithstanding anything to the contrary herein, Acquired Fund Shareholders who own fractional Acquired Fund shares shall receive an amount in cash equal to the net asset value of the fractional Acquiring Fund Shares at the Closing in lieu of receiving fractional Acquiring Fund Shares.

         B. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing (the "Closing Statement of Assets and Liabilities") in accordance with accounting principles generally accepted in the United States of America ("GAAP") applied consistently with those of the Acquired Fund's most recent audited statement of assets and liabilities.

         C. The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in Section 3.A.

         D. On or as soon as practicable prior to the Closing Date as defined in
Section 3.A, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

         E. Immediately after the transfer of Assets provided for in Section 1.A, the Acquired Fund will distribute to the Acquired Fund Shareholders determined as of the Valuation Time (as defined in Section 2.A), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to
Section 1.A and will completely liquidate, dissolve and terminate. The Funds may appoint an agent to assist the Acquiring Fund and/or the Acquired Fund in the distribution of the Acquiring Fund Shares received by the Acquired Fund in Creation Unit Aggregations to the Acquired Fund Shareholders. The distribution, liquidation, dissolution and termination referenced in this Section 1.E will be accomplished with respect to the common shares of the Acquired Fund by the transfer of the Acquiring Fund Shares received by the Acquired Fund in Creation Unit Aggregations then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund common shares owned by such Acquired Fund Shareholders as of the Valuation Time.

Notwithstanding anything to the contrary herein, fractional Acquiring Fund Shares will not be issued to the Acquired Fund Shareholders. If the calculation of the pro rata distribution amount of Acquiring Fund Shares to any Acquired Fund Shareholder results in fractional shares, such Acquired Fund Shareholder will receive an amount in cash equal to the net asset value of the fractional Acquiring Fund Shares at the Closing. All issued and outstanding common shares of the Acquired Fund, and certificates representing such shares, if any, will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

         F. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

         G. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

         H. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date, as defined in
Section 3.A, and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.    VALUATION

         A. The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the business day prior to the Closing Date, as defined in Section 3.A (the "Valuation Time"), after the declaration and payment of any dividends and/or other distributions on or before that date, using the valuation procedures approved by the Board of Trustees of the Acquiring Trust and set forth in the Acquiring Fund's then-current prospectus or statement of additional information, copies of which have been or will be delivered to the Acquired Fund prior to the Closing Date.

         B. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in Section 2.A. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Acquiring Fund Shares shall be equal to the net asset value of a common share of the Acquired Fund.

         C. The number of Acquiring Fund Shares to be issued in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities with respect to common shares of the Acquired Fund, determined in accordance with Section 2.A, by the net asset value of an Acquiring Fund Share as determined in accordance with Section 2.B. Such Acquiring Fund Shares shall be issued to the Acquired Fund only in Creation Unit Aggregations of 50,000 Acquiring Fund Shares, or in multiples thereof.

         D. All computations of value hereunder shall be made by or under the direction of each Fund's respective pricing agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.       CLOSING

         A. The Closing of the transactions contemplated by this Agreement shall be on ________, 2008, or such other date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m., Central time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquired Fund, or at such other place and time as the parties may agree.

         B. The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

         C. The Acquired Fund shall cause the custodian for the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that
(a) the Assets shall have been delivered in proper form to the custodian for the Acquiring Fund, at or prior to the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

         D. The transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund common shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement. The cash to be transferred by the Acquiring Fund shall be delivered by wire transfer of federal funds on the Closing Date.

         E. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the common shares of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         F. The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include all of the Acquired Fund's liabilities shown on the Closing Statement of Assets and Liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including, without limitation, the Acquired Fund's indemnification obligations to its trustees and officers.

4. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND

         The Acquired Fund represents and warrants to the Acquiring Fund as follows:

         A. The Acquired Fund is a Delaware statutory trust duly organized and validly existing under the laws of the State of Delaware with power under the Acquired Fund Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of the shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

         B. The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

         C. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the NYSE and such as may be required by state securities laws;

         D. The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result (i) in violation of Delaware law or of the Acquired Fund Declaration of Trust or the By-Laws of the Acquired Fund, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

         E. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         F. The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended August 31, 2007, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm to the Acquired Fund, and are in accordance with GAAP consistently applied, and such statements

(a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on the Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         G. The unaudited Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the period ended February 29, 2008 are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on the Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         H. Since February 29, 2008, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this Section 4.H, a decline in net asset value per common share of the Acquired Fund due to declines in the market values of securities in the Acquired Fund's portfolio or the discharge of Acquired Fund liabilities shall not constitute a material adverse change;

         I. At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         J. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

         K. All issued and outstanding common shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent of the Acquired Fund, as provided in Section 3.D. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund common shares, nor is there outstanding any security convertible into any of the Acquired Fund common shares;

         L. At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund's Assets to be transferred to the Acquiring Fund pursuant to Section 1.B and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and valid title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

         M. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Fund (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         N. The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including any national securities exchange or the Financial Industry Regulatory Authority ("FINRA")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         O. During the offering of the Acquired Fund's common shares, the prospectus and statement of additional information of the Acquired Fund conformed in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

         P. The N-14 Registration Statement referred to in Section 6.G, only insofar as it relates to the Acquired Fund, will, on the effective date of the N-14 Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Trust on behalf of the Acquiring Fund for use therein.

5. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND

         The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

         A. The Acquiring Trust is a Delaware statutory trust duly organized and validly existing under the laws of the State of Delaware with power under the Acquiring Trust Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust's Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

         B. The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect, the Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder, and the Acquiring Trust (solely with respect to the Acquiring Fund) and the Acquiring Fund will at the Closing Date be in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

         C. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the NYSE Arca, Inc. ("NYSE Arca") and such as may be required by state securities laws;

         D. The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Delaware law or of the Acquiring Trust's Declaration of Trust or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

         E. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         F. Since __________, the inception of the Acquiring Fund, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (f), a decline in net asset value per share of the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

         G. At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         H. For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

         I. All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

         J. The Acquiring Fund Shares to be issued and delivered to the account of the Acquired Fund on the books of the Acquiring Fund, for the accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund shares, and will be fully paid and non-assessable;

         K. At the Closing Date, the Acquiring Fund will have good and valid title to the Acquiring Fund's assets, free of any liens or other encumbrances;

         L. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         M. The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         N. At the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         O. The N-14 Registration Statement referred to in Section 6.G, only insofar as it relates to the Acquiring Trust and the Acquiring Fund, will, on the effective date of the N-14 Registration Statement and on the Closing Date,
(i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

         P. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

6. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         A. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include
(i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and
(b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that, at Closing, when the Assets are transferred to the Acquiring Fund and added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's prospectus, a copy of which has been or will be, at or prior to the Closing Date, delivered to the Acquired Fund.

         B. Upon reasonable notice, the Acquiring Trust's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund in this Agreement are accurate.

         C. The Acquired Fund covenants to call a meeting of the Acquired Fund shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of this Agreement and the transactions contemplated herein.

         D. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         E. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund common shares.

         F. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

         G. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act a registration statement on Form N-14 (the "N-14 Registration Statement") in connection with the meeting of the Acquired Fund shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the N-14 Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a proxy statement which will be part of a prospectus of the Acquiring Fund, all to be included in the N-14 Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

         H. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

         I. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act and 1940 Act, and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

         J. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or advisable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities as provided in Section 3.6 from the Acquired Fund.

         K. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

         L. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

         M. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of
Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP to render the tax opinion contemplated herein in
Section 9.E.

         N. At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         A. All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

         B. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust's President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

         C. The Acquired Fund shall have received on the Closing Date opinions of Clifford Chance US LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

            (i) the Acquiring Trust is registered as an open-end management investment company under the 1940 Act;

            (ii) the Acquiring Trust is a statutory trust validly existing in good standing under the laws of the State of Delaware.

            (iii) the Acquiring Fund has been duly designated as a separate series of the Acquiring Trust;

            (iv) the Acquiring Trust has the trust power and trust authority to execute and deliver the Agreement and to consummate the transactions contemplated thereby;

            (v) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and is a valid and binding agreement of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable against the Acquiring Trust, on behalf of the Acquiring Fund, in accordance with its terms;

            (vi) the execution and delivery by the Acquiring Trust, on behalf of the Acquiring Fund, of the Agreement and the consummation by the Acquiring Fund of the transactions contemplated thereby, including the issuance of the Acquiring Fund Shares, will not (i) conflict with the Acquiring Fund Declaration of Trust, the Bylaws of the Acquiring Trust or any instrument designating the Acquiring Fund as a series of the Acquiring Trust or (ii) violate or conflict with, or result in any contravention of, any applicable law;

            (vii) no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, or the consummation by the Acquiring Fund of the transactions contemplated thereby.

            (viii) the Acquiring Fund Shares have been duly authorized by the Acquiring Trust, on behalf of the Acquiring Fund, and, upon issuance thereof in accordance with the Agreement, will be validly issued, fully paid and nonassessable.

         D. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

         E. The Acquiring Trust, on behalf of the Acquiring Fund, shall have entered into an investment management agreement calling for an annual fee of 0.75% of average daily net assets in a form reasonably satisfactory to the Acquired Fund.

         F. A prospectus of the Acquiring Fund relating to the continuous offering of Acquiring Fund Shares in Creation Units shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         G. The Acquiring Fund Shares shall have been approved for listing, subject to notice of issuance, on the NYSE Arca.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         A. All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

         B. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

         C. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Fund's President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

         D. The Acquiring Fund shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

            (i) the Acquired Fund is registered as a closed-end, management investment company under the 1940 Act;

            (ii) the Acquired Fund is validly existing in good standing under the laws of the State of Delaware;

            (iii) the Acquired Fund has the power and authority to execute and deliver the Agreement and consummate the transactions contemplated thereby;

            (iv) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and is a valid and binding agreement of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms;

            (v) the execution and delivery by the Acquired Fund of the Agreement and the consummation by the Acquired Fund of the transactions contemplated thereby will not (i) conflict with the Acquired Fund Declaration of Trust or the Bylaws of the Acquired Fund or (ii) violate or conflict with, or result in any contravention of, any applicable law. We do not express any opinion, however, as to whether the execution, delivery or performance by the Acquired Fund of the Agreement will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Acquired Fund;

            (vi) no governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of the Agreement by the Acquired Fund, or the consummation by the Acquired Fund of the transactions contemplated thereby.

         E. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         A. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding common shares of the Acquired Fund in accordance with the provisions of the Acquired Fund Declaration of Trust, the By-Laws of the Acquired Fund, applicable Delaware law, the rules of the NYSE and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 9.A.

         B. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         C. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities, the NYSE and the NYSE Arca deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

         D. The Registration Statement referred to in Section 6.G shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         E. The Acquired Fund shall have obtained, and delivered to the Acquiring Fund a copy of, an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, dated as of the Closing Date, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code. Such opinions shall be based on customary assumptions and such representations as Skadden, Arps, Slate, Meagher & Flom LLP may reasonably request, and the Acquiring Trust, Acquiring Fund and Acquired Fund will cooperate to make and certify the accuracy of such representations.

         F. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to Section 1.D).

10.      INDEMNIFICATION

         A. The Acquiring Trust, on behalf of the Acquiring Fund, agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust or the Acquiring Fund of any of their representations, warranties, covenants or agreements set forth in this Agreement.

         B. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Trust and the Acquiring Fund and each of the Acquiring Trust's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund, the Acquiring Trust or any of the Acquiring Trust's Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

11. FEES AND EXPENSES

         A. Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

         B. The Acquired Fund or the Adviser will bear all expenses incurred in connection with the Reorganization. Such expenses of the Reorganization include, but are not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees; expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and the N-14 Registration Statement; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; costs of printing and distributing the Joint Proxy Statement/ Prospectus; legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.

         C. If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and the Adviser shall pay all expenses incurred by each Fund in connection with the Reorganization.

12. ENTIRE AGREEMENT

         The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

13.      TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before _______, 2008, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party or the Acquiring Fund shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except under Section 10.2 and except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to Section 6.C of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, Attn: Kevin Robinson, with a copy to Stuart M. Strauss, Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, or at such other address that the Acquiring Fund shall have last designated by notice to Acquired Fund. Notice to the Acquired Fund shall be addressed to the Acquiring Fund, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, Attn: Kevin Robinson, with a copy to Thomas A. Hale, Skadden, Arps, Slate, Meagher & Flom LLP, 333 West Wacker Drive, Chicago, Illinois 60606, or at such other address that the Acquired Fund shall have last designated by notice to Acquiring Fund.

16. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

         A. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         B. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         C. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         D. Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to the Acquiring Fund shall constitute the obligations, agreements, representations and warranties of the Acquiring Fund only), and in no event shall any other series of the Acquiring Trust or the assets of any such series be held liable with respect to the breach or other default by the Acquiring Fund of its obligations, agreements, representations and warranties as set forth herein. All parties hereto are expressly put on notice of each of the Acquired Fund Declaration of Trust and the Acquiring Trust Declaration of Trust and all amendments thereto, and the limitations of shareholder and trustee liability contained therein. This Agreement is executed on behalf of each of the Acquired Fund and the Acquiring Trust, on behalf of the Acquiring Fund, by each of the Acquired Fund's and Acquiring Trust's officers as officers and not individually and the obligations imposed upon each of the Acquired Fund and the Acquiring Trust by this Agreement are not binding upon any of the Acquired Fund or the Acquiring Trust's Board members, officers or shareholders individually but are binding only upon the assets and property of the respective Funds, and persons dealing with the Funds must look solely to the assets of the respective Funds and those assets belonging to the subject Fund, for the enforcement of any claims.

         E. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Sate of Delaware, without regard to its principles of conflicts of laws.

                  IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.




                         CLAYMORE EXCHANGE-TRADED FUND TRUST,
                         a Delaware statutory trust, on behalf of its series, CLAYMORE/RAYMOND JAMES SB-1 EQUITY ETF


                         ------------------------------
                         By:
                         Title:




                         CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND, a Delaware statutory trust


                         ------------------------------
                         By:
                         Title:

                                                                      APPENDIX B

CLAYMORE/RAYMOND JAMES
SB-1 EQUITY FUND        | RYJ



         ANNUAL
         REPORT
August 31, 2007


RAYMOND JAMES

Logo: Claymore(R)

                       WWW.CLAYMORE.COM

           ... YOUR ROAD TO THE LATEST,

  MOST UP-TO-DATE INFORMATION ABOUT THE

CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/RYJ, you will find:

o Daily, weekly and monthly data on share prices, distributions and more

o  Portfolio overviews and performance analyses

o  Announcements, press releases, special notices and tax characteristics

Raymond James and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Dear SHAREHOLDER |

We are pleased to submit the annual shareholder report for the Claymore/Raymond James SB-1 Equity Fund (the "Fund"). This report covers performance for the Fund's fiscal year ended August 31, 2007. As you may know, the Fund's investment objective is to provide capital appreciation to shareholders. Claymore Advisors, LLC is the Investment Adviser to the Fund; the Fund's Sub-Adviser is Raymond James & Associates, Inc. ("Raymond James"). The Fund seeks to achieve that objective by investing substantially all of its net assets in the equity securities that are rated, at the time of purchase, a Strong Buy 1 ("SB-1") by analysts employed by Raymond James.

Raymond James & Associates, Inc. is a wholly-owned subsidiary of Raymond James Financial, Inc., a Florida-based holding company whose subsidiaries are engaged in various financial services businesses including brokerage, trading, investment banking, asset management and financial planning services. The firm's research department supports the company's institutional and retail sales efforts and publishes research on approximately 600 companies.

This Fund provides investors with direct access to Raymond James's professional equity research through a retail product. While there are no guarantees of success, we have confidence in the stock research methodologies employed by Raymond James analysts and are optimistic about the Fund's long-term prospects.

All Fund returns cited -- whether based on net asset value ("NAV") or market price -- assume the reinvestment of all distributions. For the 12-month period ended August 31, 2007, the Fund provided a total return based on market value of 10.77% . This represents a closing market price of $19.27 on August 31, 2007, versus $17.50 on August 31, 2006. On an NAV basis, the Fund generated a total return of 13.78% . This represents a NAV of $21.67 on August 31, 2007, versus $19.15 on August 31, 2006. The Fund's market price at August 31, 2007, represented a discount to NAV of 11.1%; as of August 31, 2006, the discount was 8.6% .

We believe that the Fund's market price discount to NAV represents an opportunity as common shares of the Fund continue to be available in the market at prices below the value of the securities in the underlying portfolio. Additionally, when shares trade at a discount to NAV, the Dividend Reinvestment Plan ("DRIP") takes advantage of the discount by reinvesting distributions in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Shareholders have the opportunity to reinvest their dividends from the Fund through the DRIP, which is described in detail on page 21 of this report.

                                             Annual Report | August 31, 2007 | 3

RYJ | Claymore/Raymond James SB-1 Equity Fund | DEAR SHAREHOLDER continued


The Fund paid a year-end dividend of $0.11 per share on December 29, 2006. This cash distribution, which is taxable under the Internal Revenue Code, was categorized as a short-term capital gain arising from gains upon the sale of securities held for one year or less.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You will find information about what impacted the performance of the Fund during the 2007 fiscal year and the Investment Adviser's and Sub-Adviser's views on the market environment.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/ryj.

Sincerely,

/s/ Nicholas Dalmaso

Nicholas Dalmaso
Claymore/Raymond James SB-1 Equity Fund


4 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Questions & Answers |

CHUCK R. CRAIG, CFA, PORTFOLIO MANAGER

Chuck Craig joined Claymore Securities, Inc., an affiliate of Claymore Advisors, LLC (either entity separately, or both entities together, "Claymore") in May 2003, and is a Managing Director, Portfolio Management and Supervision. Mr. Craig is also a Portfolio Manager for Claymore's line of exchange-traded funds. Additionally, he is involved in the screening, selection and development of the firm's unit investment trusts and new products. Prior to joining Claymore, Mr. Craig spent four years with First Trust Portfolios L.P. (formerly Nike Securities) as an equity research analyst and portfolio manager within the Equity Strategy Research Group. He has a total of 10 years of investment industry experience and is a CFA charterholder. He received an M.S. degree in Financial Markets at the Illinois Institute of Technology and a B.S. in Finance from Northern Illinois University. Mr. Craig served for eight years in the U.S. Air Force, including six years at the White House Communications Agency serving three U.S. Presidents and their staffs.

Claymore Advisors, LLC is the Investment Adviser of the Claymore/Raymond James SB-1 Equity Fund (the "Fund"). As Investment Adviser, Claymore manages the investment and reinvestment of the Fund's assets and day-to-day activities of the Fund as delegated by the Fund's Trustees. Below, Mr. Craig discusses the Fund's performance for the 12-month period ended August 31, 2007.


--------------------------------------------------------------------------------
BEFORE WE DISCUSS PERFORMANCE, WILL YOU FIRST REMIND US OF THE FUND'S INVESTMENT OBJECTIVE AND HOW THE FUND WAS DESIGNED TO SEEK THAT OBJECTIVE?

Claymore/Raymond James SB-1 Equity Fund is the only retail product that provides investors with direct access to Raymond James's professional equity selection of SB-1 securities. The Fund's investment objective is to provide capital appreciation to investors. The Fund seeks to achieve that objective by investing substantially all of its net assets in the equity securities that are rated, at the time of purchase, a Strong Buy 1 ("SB-1") by analysts employed by Raymond James & Associates, Inc. ("Raymond James"), the Fund's Sub-Adviser. There are currently four ratings categories used by Raymond James (Strong Buy, Outperform, Market Perform or Underperform), with SB-1 being the highest rating. A security that is ranked a SB-1 is expected by the research analysts to achieve total return targets and to outperform the S&P 500 Index over the next six months. For higher-yielding equities, such as real estate investment trusts ("REITs") and certain master limited partnerships ("MLPs"), the analyst anticipates the stock to achieve total return targets over the next 12 months. Of course there is no guarantee that the stocks rated SB-1 will produce positive returns.


--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE EQUITY MARKET ENVIRONMENT DURING THE FISCAL YEAR ENDED AUGUST 31, 2007.

Economic reports were mixed during the 12 months ended August 31, 2007, but have been generally supportive of continued moderate growth in the U.S. economy. The corporate sector remained in relatively strong financial condition, and most international economies continued to expand. A correction in the housing market, driven in part by issues in the sub-prime mortgage sector, created concern that this weakness may spill over to the broader economy. Recent employment reports indicate that the labor market may be weakening. To date, however, both consumer spending and corporate investment have remained fairly strong.

The fiscal year ended August 31, 2007 was generally positive for the U.S. equity market, and nearly all major indices produced gains. Most international equity markets outperformed the U.S. market as represented by the S&P 500. Emerging markets were particularly strong. After a long period of market leadership by small-cap stocks, large-cap stocks, which are generally considered less risky, provided stronger returns during the 12-month period ended August 31, 2007. The closed-end fund market enjoyed favorable demand for most of the fiscal reporting period. In June, however, the market began to weaken considerably. We believe the weakness is attributable to investor's concerns about the possible weakening of the U.S. economy as well as concerns about the impact of the sub-prime mortgage sector and other credit related fears.


--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM?

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. The Fund provided a positive market price total return of 10.77% for the fiscal year ended August 31, 2007. The Fund also gained on a NAV basis, generating a total return of 13.78% for the fiscal year ended August 31, 2007. For NAV performance comparison purposes, the S&P 500 Index returned 15.13% for the same time period. The S&P 500 is generally considered representative of the U.S. large-cap stock market.

The Fund's positions in energy, information technology and industrials sectors were the most significant contributors to the Fund's absolute performance. The only sector that posted declines during the period was the Fund's financials sector. Compared to the S&P 500, the Fund's positions in information technology and consumer discretionary stocks trailed the index.

                                             Annual Report | August 31, 2007 | 5

RYJ | Claymore/Raymond James SB-1 Equity Fund | Questions & Answers continued


--------------------------------------------------------------------------------
WILL YOU TELL US MORE ABOUT RAYMOND JAMES'S RESEARCH AND RANKING SYSTEM?

Raymond James's research department supports the company's institutional and retail sales efforts and publishes research on more than 600 companies. The firm's Equity Research Team is comprised of more than 40 fundamental equity analysts. The analysts examine each company's balance sheets, operations, sales, earnings history, growth potential and management among other firm-specific data. The analysts cover eight primary market sectors including communications, consumer, energy, financial services, health care, industrial services, real estate and technology. The work of the fundamental analysts is complemented by technical and economic analysts, and is supported by nearly 60 research associates and other support staff.

The ratings assigned by Raymond James analysts represent such analysts' judgments given available facts and public information and are not intended as guarantees of investment performance of rated securities or of the Fund. The Raymond James Stock-Rating Guide serves as a guideline for the firm's equity research analysts and is in no way indicative of the future performance of any individual stock, industry sector or the Claymore/Raymond James SB-1 Equity Fund.


--------------------------------------------------------------------------------
HOW IS THE PORTFOLIO CONSTRUCTED AND HOW IS IT MAINTAINED TO REPRESENT THE SUB-ADVISER'S STRONG BUY 1 PICKS?

The Fund employs a modified equal-weighting methodology, meaning the Fund seeks to invest an equal percentage of the Fund's total assets in each SB-1 security, within the constraints of the underlying securities. Occasionally, some of the securities may exhibit relatively low liquidity. In those cases, the Fund may take an initial position that is less than an equal weight in order to mitigate the risk of adversely affecting the prices of the less liquid security. At rebalancing, the Fund seeks to bring portfolio securities to an equal weight.

While SB-1 ratings can potentially change every business day, we rebalance and reconstitute the portfolio approximately every two weeks or twice monthly. We do so in an effort to reduce turnover and transaction costs for the Fund. At the time of reconstitution and rebalancing, we sell securities that are no longer ranked SB-1, add securities not currently in the portfolio that have been upgraded to an SB-1 ranking and adjust the portfolio in accordance with our modified equal-weighting methodology.


--------------------------------------------------------------------------------
WILL YOU TELL US ABOUT THE TYPES OF PORTFOLIO SECURITIES HELD IN THE FUND?

On August 31, 2007, the Fund's largest sector positions were in information technology (27% of long-term investments), consumer discretionary (16.4% of long-term investments) and energy (14.9% of long-term investments). The portfolio held common stocks (93.1% of net assets) and MLPs (6.8% of net assets).

Small-capitalization companies represented approximately 59% of total investments, while mid-cap companies represented 17% and large-cap companies represented 23% of total investments. Cash and other investments represented the remaining 1%. It is important to remember that the Fund is rebalanced twice each month and these sector allocations and security types can and do change.


--------------------------------------------------------------------------------
WHAT ARE SOME FACTORS THAT INFLUENCED PERFORMANCE DURING THE PERIOD?

Although portfolio securities are selected based on Raymond James rankings and not by virtue of their market capitalization, industry or sector, some of these factors did influence the Fund's performance.

The Fund was helped by its overweight position in telecommunication services, which significantly outperformed the return of the S&P 500 telecommunication services sector. The Fund was also helped by its underweight position in health care which also outperformed the return of the S&P 500 health care sector. The Fund's financial sector declined during the period while the S&P 500 financial sector posted modest gains. The Fund's allocation to small-cap companies also detracted from performance as their returns were generally lower than the large-cap oriented S&P 500 during the period.


--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE SECURITIES THAT HELPED AND HURT FUND PERFORMANCE?

The single largest gainer in the Fund was Nuance Communications, Inc. (0.9% of long-term investments). Nuance is a leading provider of speech and imaging solutions such as speech recognizers, call steering and products that convert text into speech. During the fourth quarter, the company entered into agreements with customers such as Bank of America and XM Satellite Radio. The company's first quarter profits beat analysts' estimates, which further supported gains. Additionally, Nuance successfully acquired two companies that are expected to further Nuance's expertise in the search capabilities and embedded software technology for mobile communications devices. Copa Holdings, S.A. was another strong performer. Copa is a Panama-based passenger and cargo airline company that operates Copa Airlines and AeroRepublica subsidiaries and has code share arrangements with Continental Airlines. Performance during the period was largely attributable to the company's record earnings in the third quarter of 2006, analyst coverage initiations and new strategic alliances. As of August 31, 2007, Copa was no longer held in the portfolio.


6 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund | Questions & Answers continued


Mercantile Bank Corporation, a regional bank based in Michigan, declined considerably in the period and was the single largest detractor from performance. The bank, which derived most of its income from spread lending vs. fee-based income struggled in the flat yield curve environment. Mercantile was no longer held in the Fund as of August 31, 2007. Oklahoma-based Bronco Drilling Company, Inc. also posted material losses during the period after announcing declining earnings. Bronco was no longer held in the Fund as of August 31, 2007.


--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE FUND'S DISTRIBUTIONS?

The Fund's investment objective is to provide capital appreciation. The Fund intends to pay substantially all of its net investment income, if any, to common shareholders through annual distributions. In addition, the Fund intends to distribute any realized net long-term capital gains to common shareholders as long-term capital gain dividends at least annually. To the extent that the Fund realizes net investment income, including short-term capital gains, on a more frequent basis, the Fund may make more frequent distributions to its common shareholders. The Fund provided a year-end distribution of $0.11 per common share on December 29, 2006.


--------------------------------------------------------------------------------
DO YOU HAVE ANY OTHER COMMENTS FOR FUND SHAREHOLDERS?

We're pleased with the continued improvement in the Fund's NAV and market performance during the annual fiscal period ended August 31, 2007. On August 31, 2007 the Fund's market share price closed at $19.27 vs. $17.50 a year earlier on August 31, 2006. The Fund's NAV also improved considerably -- $21.67 at the close of this fiscal year vs. $19.15 on August 31, 2006. We're especially pleased with the improvement in the Fund's market value, which occurred during a particularly weak period for the closed-end fund market. While the Fund's share price retreated somewhat during the sell-off, it has regained some of the value lost in the mid-summer decline.

The closed-end fund marketplace has experienced such sell-offs in the past as investors react based on market momentum rather than considering relative strength or weakness in the underlying securities in the closed-end fund itself. Times like these can challenge the resolve of investors. When considering performance, we encourage investors to take a long-term view. Investment performance changes on a daily basis and the true test of a Fund's success is whether it can stand the test of time. While the Fund is currently trading at a discount to its NAV, the steady gain in both share price and NAV has been positive for shareholders.

While there are no guarantees of success, we have confidence in the stock research methodologies employed by Raymond James analysts. The market price of a Fund is, of course, independent of its NAV. With that said, we hope that as the Fund's NAV continues to improve, its market price will improve as well. Bear in mind, the Fund has an automatic open-end conversion feature that seeks to address discounts to the net asset value that are sometimes associated with closed-end funds.

The Fund's Agreement and Declaration of Trust provides that (beginning after 18 months of operations from the inception date of May 19, 2006) if the Fund's Common Shares close on the New York Stock Exchange ("NYSE") for 75 consecutive trading days at a price greater than a 10% discount from NAV, the Fund will commence the process necessary to convert into an open-end investment company. Although the Fund is required to convene a special shareholder meeting at which the Fund's shareholders can vote to maintain the Fund's status as a closed-end fund, there can be no assurance that such a vote would be obtained. In such event, the Fund would convert automatically to an open-end fund and would no longer be listed on the NYSE. The Fund's shares would be purchased and redeemed by the Fund at NAV and the Fund could be required to commence a continuous offering of its shares upon the conversion to an open-end fund.


                                             Annual Report | August 31, 2007 | 7

RYJ | Claymore/Raymond James SB-1 Equity Fund | Questions & Answers continued


--------------------------------------------------------------------------------
RYJ RISKS AND OTHER CONSIDERATIONS

The Fund is a diversified, closed-end management investment company with a limited history of operations and a limited history of public trading. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the securities and other instruments owned by the Fund. The value of those securities and other instruments may fluctuate, sometimes rapidly and unpredictably, and will affect the value of the common shares.

The Fund's common shares may trade at a discount or a premium in relation to net asset value. At any point in time, the common shares may be worth less than the original investment, including the reinvestment of Fund dividends and/or distributions. An investment in the common shares of the Fund is intended for long-term investors and should not be considered a complete investment program. Each common shareholder should take into account the Fund's investment objective as well as the common shareholder's other investments when considering an investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. An adverse event, such as an unfavorable earnings report, a research downgrade, including one issued by the Sub-Adviser, may depress the value of common stock of an issuer held by the Fund.

The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. Equity securities of smaller capitalization companies generally are less liquid than those of larger companies.

Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile than the U.S. market; and (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments.

Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents, increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.

MLP Risk. An investment in MLP units involves risk that differs from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments. The Fund will not invest more than 25% of its assets in MLPs.

The Fund is subject to management risk because it is an actively-managed investment portfolio. The Investment Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There can be no assurance that the Sub-Adviser will be successful in its analysis of stocks upgraded to or downgraded from "SB-1"status. There are no assurances that Raymond James will continue to provide equity research to the degree currently provided by it, or that it will continue to provide research services at all. Raymond James may decrease (i) the number of equity analysts that it employs,
(ii) the number of industries, or (iii) the number of issuers within an industry, that such analysts cover. Please refer to the prospectus for additional risks and considerations.

An investment in the Fund is subject to certain risks and other considerations, including, but not limited to: Not a Complete Investment Program; Investment and Market Risk; Equity Risk; Small-Capitalization Risk; Industry and Sector Risk; Non-U.S. Securities Risk; REIT Risk; MLP Risk; Other Investment Company Risk; Risks Relating to Raymond James Equity Securities Ratings; Risks Associated with Other Business Activities of Raymond James; Investment Strategy Risk; Market Discount Risk; Portfolio Turnover Risk; Strategic Transactions Risk; and Current Developments Risk.

Investors should carefully consider the investment objective and policies, risk considerations, charges and ongoing expenses of the Fund before investing.


8 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Fund Summary | As of  August 31, 2007 (unaudited)

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                $19.27
Common Share Net Asset Value                               $21.67
Premium/Discount to NAV                                   -11.08%
Net Assets ($000)                                        $240,998
--------------------------------------------------------------------------------


Total Returns
--------------------------------------------------------------------------------
(Inception 5/19/06)                     Market              NAV
--------------------------------------------------------------------------------
One Year                                10.77%             13.78%
--------------------------------------------------------------------------------
Since Inception - average annual        -2.40%             10.80%
--------------------------------------------------------------------------------
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                         % of Long-Term
Portfolio Breakdown*                         Investment
--------------------------------------------------------------------------------
Consumer Discretionary                                      16.4%
Energy                                                      14.9%
Industrials                                                 12.5%
Financials                                                  11.4%
Semiconductors                                               9.0%
Health Care                                                  8.9%
Communications Equipment                                     7.8%
Software & Services                                          7.1%
Telecommunication Services                                   7.1%
Electronic Equipment & Instruments                           2.6%
Consumer Staples                                             0.9%
Utilities                                                    0.9%
Computers & Peripherals                                      0.5%
--------------------------------------------------------------------------------
* Represents broad sectors and not specific industries.


                                         % of Long-Term
Top Ten Holdings                            Investments
--------------------------------------------------------------------------------
JA Solar Holdings Co. Ltd. ADR (Cayman Islands)              1.0%
Home Depot, Inc.                                             1.0%
California Pizza Kitchen, Inc.                               0.9%
National Oilwell Varco, Inc.                                 0.9%
Anadigics, Inc.                                              0.9%
Ryanair Holdings PLC ADR (Ireland)                           0.9%
VeriFone Holdings, Inc.                                      0.9%
Cisco Systems, Inc.                                          0.9%
Ethan Allen Interiors, Inc.                                  0.9%
Cameron International Corp.                                  0.9%
--------------------------------------------------------------------------------
Portfolio breakdown and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Line Chart:
SHARE PRICE & NAV PERFORMANCE

         Share Price            NAV

8/31/06     17.5                19.15
            17.5                19.27
            17.52               19.39
            17.2                18.97
            17.1                18.86
            17.01               18.82
            16.95               18.76
            17.26               19.13
            17.34               19.3
            17.41               19.14
            17.51               19.17
            17.54               19.23
            17.48               19.13
            17.56               19.21
            17.48               19.16
            17.5                18.97
            17.54               19.18
            17.52               19.33
            17.62               19.4
            17.59               19.4
            17.59               19.35
            17.64               19.11
            17.63               19
            17.84               19.3
            17.89               19.53
            17.84               19.45
            17.92               19.49
            17.98               19.65
            17.89               19.49
            18.07               19.83
            17.97               19.9
            18.17               20.09
            18.14               19.91
            18.08               19.81
            18.15               19.95
            18.16               19.82
            18.23               19.87
            18.11               20
            18.34               20.1
            18.2                20.22
            18.01               20.03
            18                  20.01
            17.88               20
            17.9                19.7
            17.73               19.61
            17.61               19.79
            17.91               19.99
            18.02               20.02
            17.94               20.12
            17.9                20.01
            17.83               20.02
            17.8                20.06
            18.02               20.25
            18.22               20.4
            18.09               20.29
            17.94               20.25
            17.95               20.27
            17.97               20.37
            18.2                20.39
            18.25               20.37
            18                  20.05
            18.12               20.16
            18.31               20.45
            18.59               20.54
            18.63               20.47
            18.6                20.62
            18.74               20.64
            18.82               20.67
            18.65               20.57
            18.71               20.54
            18.57               20.5
            18.52               20.38
            18.38               20.41
            18.55               20.59
            18.48               20.52
            18.5                20.25
            18.49               20.25
            18.38               20.24
            18.31               20.2
            18.37               19.99
            18.45               20.04
            18.38               20.21
            18.4                20.18
            18.44               20.02
            18.56               19.85
            18.45               19.82
            18.35               19.66
            18.26               19.69
            18.21               19.66
            18.09               19.67
            18.15               19.75
            18.12               19.97
            18                  19.88
            17.91               19.88
            17.83               19.68
            17.85               19.91
            17.87               19.83
            17.95               20.03
            18.1                20.18
            17.99               19.91
            18                  19.99
            18                  19.98
            18.07               20.16
            18.26               20.35
            18.36               20.48
            18.37               20.56
            18.38               20.54
            18.41               20.59
            18.41               20.7
            18.51               20.76
            18.47               20.63
            18.37               20.47
            18.39               20.55
            18.46               20.65
            18.41               20.64
            18.4                20.67
            18.47               20.78
            18.43               20.85
            18.43               20.91
            18.44               20.88
            18.42               20.87
            17.98               20.21
            18.15               20.3
            18.07               20.26
            17.87               20.02
            17.57               19.68
            17.79               20.03
            17.76               20.01
            17.83               20.12
            17.81               20.13
            17.88               20.16
            17.59               19.74
            17.67               19.8
            17.76               19.88
            17.64               19.81
            17.79               20.03
            17.87               20.22
            18.14               20.57
            18.15               20.58
            18.18               20.67
            18.2                20.69
            18.09               20.53
            17.96               20.44
            18.03               20.52
            18.05               20.51
            18.12               20.6
            18.24               20.75
            18.25               20.76
            18.33               20.86
            18.39               20.85
            18.45               20.98
            18.43               20.8
            18.64               21.01
            18.84               21.08
            18.98               21.28
            18.98               21.24
            18.86               21.18
            18.8                21.07
            18.91               21.27
            18.95               21.26
            19.02               21.33
            19.17               21.55
            19.27               21.58
            19.25               21.51
            19.08               21.24
            19.04               21.27
            19.28               21.64
            19.4                21.69
            19.41               21.71
            19.4                21.68
            19.34               21.68
            19.43               21.81
            19.25               21.5
            19.34               21.73
            19.27               21.64
            19.21               21.47
            19.27               21.6
            19.32               21.66
            19.46               21.84
            19.57               22.01
            19.65               22.07
            19.64               22.03
            19.35               21.67
            19.45               21.84
            19.57               22.03
            19.79               22.24
            19.93               22.34
            20.01               22.47
            20.13               22.63
            20.06               22.54
            19.89               22.26
            19.6                21.85
            19.73               22.01
            19.72               22.08
            19.5                21.84
            19.74               22.15
            19.85               22.33
            20.1                22.54
            20.1                22.51
            20.1                22.54
            19.96               22.26
            20.02               22.39
            19.88               22.21
            19.78               22.02
            19.7                21.9
            19.93               22.23
            19.97               22.2
            19.93               22.15
            20.04               22.37
            20.1                22.48
            20.14               22.56
            20.25               22.66
            20.39               22.74
            20.22               22.45
            20.3                22.47
            20.5                22.77
            20.52               22.78
            20.31               22.58
            20.34               22.49
            20.17               22.43
            20.28               22.57
            19.94               22.29
            20                  22.19
            19.52               21.69
            19.57               21.77
            19.12               21.24
            19                  20.89
            18.96               21.08
            18.87               21.01
            18.93               21.06
            19                  21.24
            18.52               20.64
            18.72               20.72
            18.96               21.02
            19.2                21.46
            18.88               21.12
            18.92               21.21
            18.96               21.2
            18.64               20.74
            18.18               20.36
            18.04               20.41
            18.8                21.01
            18.88               21.07
            18.98               21.11
            19.15               21.45
            19.06               21.28
            19.22               21.56
            19.09               21.42
            18.81               20.93
            19.01               21.4
            19.03               21.35
8/31/07     19.27               21.67


Pie Chart:
HOLDINGS BY CAPITALIZATION*
ASSET CLASS
Small-cap                       59%
large-cap                       23%
Mid-cap                         17%
Cash and Other Investments       1%

                                             % of Total
Asset Allocation                             Net Assets
-------------------------------------------------------
Common Stocks                                     93.1%
Master Limited Partnerships                        6.8%
Short-Term Investments                             0.2%
Liabilities in excess of Other Assets             -0.1%
-------------------------------------------------------
                                                 100.0%
-------------------------------------------------------


                                             Annual Report | August 31, 2007 | 9

RYJ | Claymore/Raymond James SB-1 Equity Fund

Portfolio of InvestmentslAugust 31, 2007




   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
----------------------------------------------------------------

           LONG-TERM INVESTMENTS - 99.9%
           COMMON STOCKS  - 93.1%
           COMMUNICATIONS EQUIPMENT - 7.8%
  120,100  ADC Telecommunications, Inc. (a)           $2,197,830
1,220,800  Avanex Corp. (a)                            2,099,776
   69,800  Cisco Systems, Inc. (a)                     2,228,016
   80,200  EMS Technologies, Inc. (a)                  1,968,108
   35,700  Harris Corp.                                2,171,631
  208,100  KVH Industries, Inc. (a)                    1,999,841
  126,300  Motorola, Inc.                              2,140,785
  238,800  Orbcomm, Inc. (a)                           1,931,892
  358,500  Sonus Networks, Inc. (a)                    2,072,130
----------------------------------------------------------------
                                                       18,810,00
----------------------------------------------------------------
           COMPUTERS & PERIPHERALS - 0.5%
1,000,500  Concurrent Computer Corp. (a)               1,360,680
----------------------------------------------------------------
           CONSUMER DISCRETIONARY - 16.3%
  111,700  California Pizza Kitchen, Inc. (a)          2,284,265
   46,000  Carnival Corp. (Panama)                     2,097,140
   83,200  Cheesecake Factory (The) (a)                2,074,176
  102,800  Culp, Inc. (a)                              1,048,560
   49,800  Darden Restaurants, Inc.                    2,071,680
   66,100  Ethan Allen Interiors, Inc.                 2,220,960
   61,000  Home Depot, Inc.                            2,336,910
  216,600  La-Z-Boy, Inc.                              2,088,024
  117,100  Lithia Motors, Inc. - Class A               2,097,261
   71,100  Lowe's Cos., Inc.                           2,208,366
   93,900  Marvel Entertainment, Inc. (a)              2,122,140
  127,700  O'Charleys, Inc.                            2,078,956
   59,600  O'Reilly Automotive, Inc. (a)               2,118,184
  331,500  Pier 1 Imports, Inc.                        2,048,670
   43,300  Polaris Industries, Inc.                    2,067,575
  123,200  Stanley Furniture Co., Inc.                 2,123,968
   34,900  Starwood Hotels & Resorts Worldwide, Inc.   2,133,088
   92,300  Urban Outfitters, Inc. (a)                  2,113,670
   21,500  Whirlpool Corp.                             2,072,815
----------------------------------------------------------------
                                                      39,406,408
----------------------------------------------------------------
           CONSUMER STAPLES - 0.9%
   57,700  CVS Caremark Corp.                          2,182,214
----------------------------------------------------------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.6%
  109,300  Ingram Micro, Inc. - Class A (a)            2,146,652
  124,000  L-1 Identity Solutions, Inc. (a)            2,039,800
   53,500  Tech Data Corp. (a)                         2,085,965
----------------------------------------------------------------
                                                       6,272,417
----------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
----------------------------------------------------------------
           ENERGY - 9.0%
   26,100  Baker Hughes, Inc.                         $2,188,746
   27,100  Cameron International Corp. (a)             2,215,967
   30,800  GlobalSantaFe Corp. (Cayman Islands)        2,174,172
   38,700  Grant Prideco, Inc. (a)                     2,140,110
   60,000  InterOil Corp. (Canada) (a)                 2,127,000
   37,600  Lufkin Industries, Inc.                     2,138,312
   17,800  National Oilwell Varco, Inc. (a)            2,278,400
   42,400  Noble Corp. (Cayman Islands)                2,080,144
   22,700  Schlumberger Ltd. (Netherland Antilles)     2,190,550
   20,500  Transocean, Inc. (Cayman Islands)           2,154,345
----------------------------------------------------------------
                                                      21,687,746
----------------------------------------------------------------
           FINANCIALS - 11.4%
   37,500  Allstate Corp. (The)                        2,053,125
   26,100  American Physicians Service Group, Inc.       478,935
   87,600  BioMed Realty Trust, Inc. - REIT            2,135,688
  183,439  Cardinal Financial Corp.                    1,709,651
   41,000  Chubb Corp.                                 2,096,330
  117,000  CoBiz Financial, Inc.                       2,136,420
   51,000  Corporate Office Properties Trust - REIT    2,196,570
   54,700  Digital Realty Trust, Inc. - REIT           2,133,300
  104,100  First State Bancorporation                  2,010,171
   74,000  HCC Insurance Holdings, Inc.                2,043,140
   33,900  Lincoln National Corp.                      2,063,832
   45,500  Nexity Financial Corp. (a)                    375,375
   71,600  Pinnacle Financial Partners, Inc. (a)       2,047,760
   37,300  Reinsurance Group of America, Inc.          2,025,763
   18,800  SL Green Realty Corp. - REIT                2,096,388
----------------------------------------------------------------
                                                      27,602,448
----------------------------------------------------------------
           HEALTH CARE - 8.9%
   90,100  Allscripts Healthcare Solutions, Inc. (a)   2,037,161
   56,200  Amedisys, Inc. (a)                          2,123,236
  109,500  Bradley Pharmaceuticals, Inc. (a)           2,141,820
   37,700  DaVita, Inc. (a)                            2,168,504
   92,500  Eclipsys Corp. (a)                          2,135,825
  148,800  HLTH Corp. (a)                              2,199,264
   34,300  Johnson & Johnson                           2,119,397
   85,600  Pfizer, Inc.                                2,126,304
   58,700  Psychiatric Solutions, Inc. (a)             2,163,682
   40,400  Universal Health Services, Inc. - Class B   2,133,120
----------------------------------------------------------------
                                                      21,348,313
----------------------------------------------------------------
           INDUSTRIALS - 12.5%
  119,100  Argon ST, Inc. (a)                          2,152,137
   43,500  Con-Way, Inc. (a)                           2,108,880
   50,700  EDO Corp.                                   2,182,128
   39,500  Harsco Corp.                                2,198,175
  136,300  Heartland Express, Inc.                     2,122,191


See notes to financial statements.

10 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund |
Portfolio of Investments continued


   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
----------------------------------------------------------------
           INDUSTRIALS (CONTINUED)
   73,200  Herman Miller, Inc.                        $2,124,264
   65,874  JA Solar Holdings Co. Ltd. ADR
             (Cayman Islands) (a)                      2,415,600
   73,200  JB Hunt Transport Services, Inc.            2,105,964
  113,500  Knoll, Inc.                                 2,157,635
   47,800  Landstar System, Inc.                       2,055,878
  178,300  PGT, Inc. (a)                               1,857,886
   69,850  Republic Services, Inc.                     2,171,637
   54,000  Ryanair Holdings PLC ADR (Ireland) (a)      2,255,580
   85,500  Walter Industries, Inc.                     2,161,440
----------------------------------------------------------------
                                                      30,069,395
----------------------------------------------------------------
           SEMICONDUCTORS - 9.0%
   90,900  Altera Corp.                                2,164,329
  137,200  Anadigics, Inc. (a)                         2,258,312
   73,100  Diodes, Inc. (a)                            2,215,661
   85,900  Intel Corp.                                 2,211,925
  192,700  Micron Technology, Inc. (a)                 2,206,415
   79,700  National Semiconductor Corp.                2,097,704
   42,300  Nvidia Corp. (a)                            2,164,068
  345,600  RF Micro Devices, Inc. (a)                  2,056,320
  267,700  Skyworks Solutions, Inc. (a)                2,112,153
   61,300  Texas Instruments, Inc.                     2,098,912
----------------------------------------------------------------
                                                      21,585,799
----------------------------------------------------------------
           SOFTWARE & SERVICES - 7.1%
   61,200  Amdocs Ltd. (Guernsey) (a)                  2,160,360
  686,700  Art Technology Group, Inc. (a)              2,135,637
   45,300  Automatic Data Processing, Inc.             2,072,022
   58,700  Citrix Systems, Inc. (a)                    2,133,745
   55,700  Global Payments, Inc.                       2,199,036
  105,200  Interactive Intelligence, Inc. (a)          2,056,660
  110,800  Nuance Communications, Inc. (a)             2,083,040
   60,900  VeriFone Holdings, Inc. (a)                 2,250,864
----------------------------------------------------------------
                                                      17,091,364
----------------------------------------------------------------
           TELECOMMUNICATIONS - 7.1%
   53,900  American Tower Corp. - Class A (a)          2,135,518
   55,700  Cbeyond, Inc. (a)                           2,164,502
  228,200  Centennial Communications Corp. (a)         2,145,080
   57,700  Crown Castle International Corp. (a)        2,121,052
   26,900  NII Holdings, Inc. (a)                      2,129,942
   79,500  NTELOS Holdings Corp.                       2,129,010
  173,300  PAETEC Holding Corp. (a)                    2,067,469
   65,900  SBA Communications Corp. - Class A (a)      2,146,363
----------------------------------------------------------------
                                                      17,038,936
----------------------------------------------------------------
           Total Common Stocks - 93.1%
           (Cost $210,403,548)                        224,455,72
----------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
----------------------------------------------------------------

           MASTER LIMITED PARTNERSHIPS - 6.8%
           ENERGY - 5.9%
   57,000  Energy Transfer Equity, L.P.               $2,094,750
   39,200  Energy Transfer Partners, L.P.              2,039,968
   69,600  Enterprise Products Partners, L.P.          2,053,896
   64,100  Inergy, L.P.                                2,087,737
   74,300  Magellan Midstream Holdings, L.P.           2,103,433
   62,500  Teekay LNG Partners, L.P.
              (Marshall Islands)                       2,185,625
   58,300  Teekay Offshore Partners, L.P.
              (Marshall Islands)                       1,717,518
----------------------------------------------------------------
                                                      14,282,927
----------------------------------------------------------------
           UTILITIES - 0.9%
   45,700  Suburban Propane Partners, L.P.             2,130,991
----------------------------------------------------------------
           TOTAL MASTER LIMITED PARTNERSHIPS
           (Cost $13,388,711)                         16,413,918
----------------------------------------------------------------
           TOTAL LONG-TERM INVESTMENTS - 99.9%
           (Cost $223,792,259)                       240,869,647
----------------------------------------------------------------


PRINCIPAL AMOUNT                                           VALUE
----------------------------------------------------------------

           SHORT-TERM INVESTMENTS - 0.2%
           U.S. GOVERNMENT AND AGENCY SECURITIES - 0.2%
$360,000   Federal Home Loan Bank Discount Note,
           maturing 9/4/07, yielding 4.10%
           (Cost $359,877)                               360,000
----------------------------------------------------------------
           TOTAL INVESTMENTS - 100.1%
           (Cost $224,152,136)                       241,229,647
           Liabilities in excess of
              Other Assets - (0.1%)                     (232,097)
----------------------------------------------------------------
           NET ASSETS - 100.0%                      $240,997,550
================================================================

ADR - American Depositary Receipt
L.P. - Limited Partnership
REIT - Real Estate Investment Trust
(a) Non-income producing security.

See notes to financial statements.

                                            Annual Report | August 31, 2007 | 11

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of Assets and Liabilities | August 31, 2007

ASSETS
   Investments in securities, at value (cost $224,152,136)          $241,229,647
   Cash                                                                  231,462
   Receivable for securities sold                                      1,765,073
   Dividends receivable                                                  185,456
   Other assets                                                           11,786
--------------------------------------------------------------------------------
      Total assets                                                   243,423,424
--------------------------------------------------------------------------------
LIABILITIES
   Payable for securities purchased                                    2,144,684
   Advisory fee payable                                                  169,107
   Administration fee payable                                              5,253
   Accrued expenses and other liabilities                                106,830
--------------------------------------------------------------------------------
      Total liabilities                                                2,425,874
--------------------------------------------------------------------------------
Net Assets                                                          $240,997,550
================================================================================
COMPOSITION OF NET ASSETS
   Common stock, $.01 par value per share; unlimited number of
      shares authorized, 11,122,822 shares issued and outstanding   $    111,228
   Additional paid-in capital                                        211,744,333
   Accumulated net unrealized appreciation on investments             17,077,511
   Accumulated net realized gain on investments                       11,928,253
   Accumulated net investment income                                     136,225
--------------------------------------------------------------------------------
Net Assets                                                          $240,997,550
================================================================================
NET ASSET VALUE
   (based on 11,122,822 common shares outstanding)                  $      21.67
================================================================================

See notes to financial statements.

l2 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of Operations | For the Year Ended August 31, 2007

INVESTMENT INCOME
   Dividends (net of return of capital distributions received of $880,790)      $  1,921,636
   Interest                                                                           17,572
---------------------------------------------------------------------------------------------------------------
      Total income                                                                                 $ 1,939,208
---------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                    1,957,356
   Professional fees                                                                 141,540
   Trustees' fees and expenses                                                        74,639
   Printing expenses                                                                  69,205
   Fund accounting                                                                    68,319
   Administration fee                                                                 61,055
   Custodian fee                                                                      51,839
   Transfer agent fee                                                                 30,880
   Insurance                                                                          25,559
   NYSE listing                                                                       22,059
   Miscellaneous                                                                       4,276
---------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 2,506,727
---------------------------------------------------------------------------------------------------------------
      Net investment loss                                                                             (567,519)
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                                                                 14,886,062
   Net change in unrealized appreciation on investments                                             14,920,272
---------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments                                                  29,806,334
---------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                               $29,238,815
===============================================================================================================

See notes to financial statements.

                                            Annual Report | August 31, 2007 | 13

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of Changes in Net Assets |

                                                                                                  FOR THE PERIOD
                                                                                      FOR THE      MAY 19, 2006*
                                                                                   YEAR ENDED            THROUGH
                                                                              AUGUST 31, 2007    AUGUST 31, 2006
-----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment loss                                                         $    (567,519)      $     (36,812)
   Net realized gain (loss) on investments                                        14,886,062          (1,231,962)
   Net increase from payment from affiliate                                                -              92,583
   Net change in unrealized appreciation on investments                           14,920,272           2,157,239
-----------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                        29,238,815             981,048
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From net realized gain                                                         (1,223,510)                  -
-----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from the issuance of common shares                                             -         212,345,816
   Common share offering costs charged to paid-in capital                                  -            (444,703)
-----------------------------------------------------------------------------------------------------------------
   Total increase in net assets applicable to common shareholders                          -         211,901,113
-----------------------------------------------------------------------------------------------------------------
   Total increase in net assets                                                   28,015,305         212,882,161

NET ASSETS
   Beginning of period                                                           212,982,245             100,084
-----------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net investment
   income  of $136,225 and $98,564, respectively)                              $ 240,997,550       $ 212,982,245
=================================================================================================================
*Commencement of investment operations.

See notes to financial statements.

14 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of Financial Highlights |

                                                                                                    FOR THE PERIOD
                                                                                        FOR THE      MAY 19, 2006*
PER SHARE OPERATING PERFORMANCE                                                      YEAR ENDED            THROUGH
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIODS                           AUGUST 31, 2007    AUGUST 31, 2006
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $         19.15    $        19.10(b)
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss (a)                                                                (0.05)            (0.00)(c)
   Net realized and unrealized gain on investments                                         2.68              0.09
---------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                     2.63              0.09
---------------------------------------------------------------------------------------------------------------------
COMMON SHARES' OFFERING EXPENSES CHARGED TO PAID-IN CAPITAL                                -                (0.04)
---------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders from net realized gain                               (0.11)             -
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                  $         21.67    $        19.15
=====================================================================================================================
MARKET VALUE, END OF PERIOD                                                     $         19.27    $        17.50
=====================================================================================================================
TOTAL INVESTMENT RETURN(D)
   Net asset value                                                                        13.78%             0.26%
   Market value                                                                           10.77%           (12.50)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                           $       240,998    $      212,982
Ratio of net expenses to average net assets                                                1.09%             1.12%(e)
Ratio of net investment loss to average net assets                                        (0.06)%           (0.06)%(e)
Portfolio turnover rate                                                                     166%               41%

*Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b)  Before deduction of offering expenses charged to capital.

(c)  Amount is less than $0.01.

(d) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)  Annualized.

See notes to financial statements.

                                            Annual Report | August 31, 2007 | 15

RYJ | Claymore/Raymond James SB-1 Equity Fund

Notes to Financial Statements | August 31, 2007


Note 1 - ORGANIZATION:

Claymore/Raymond James SB-1 Equity Fund (the "Fund") was organized as a Delaware statutory trust on March 7, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act").

The Fund's investment objective is to provide capital appreciation. There can be no assurance that the Fund will achieve its investment objective. Under normal market conditions, the Fund will invest substantially all of its net assets in equity securities that are rated, at the time of purchase, Strong Buy 1 ("SB-1") by analysts employed by Raymond James & Associates, Inc. ("Raymond James"). For purposes of the Fund's investment policies, in the event a security is downgraded by Raymond James and is no longer rated SB-1 subsequent to the purchase of such security by the Fund, such security will be considered by the Fund to be rated SB-1 until the next semi-monthly rebalancing and reconstitution date following such downgrade. For as long as the word "SB-1" is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities rated SB-1. The Fund's investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The Fund's Declaration of Trust provides that (beginning after 18 months from the date of the Prospectus) if the Fund's Common Shares close on the NYSE for 75 consecutive trading days at a price that is a 10% or greater discount from the net asset value of the Fund's Common Shares, the Fund will commence promptly the process necessary to convert the Fund into an open-end investment company. The Fund's Declaration of Trust provides that in such event a special meeting of shareholders of the Fund would be convened and that the Fund would automatically be converted to an open-end fund unless a majority of the outstanding voting securities of the Fund affirmatively vote to maintain the Fund's status as a closed-end fund.


Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Fund.

(A) VALUATION OF INVESTMENTS

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

(B) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

(C) DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income to Common Shareholders at least annually. In addition, the Fund intends to distribute any capital gains to Common Shareholders at least annually. To the extent that the Fund realizes net investment income, including short-term capital gains, on a more frequent basis, the Fund may make more frequent distributions to its Common Shareholders.

Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser provides a continuous investment program for the Fund's portfolio; executes recommendations for the purchase and sale of securities; furnishes offices, necessary facilities and equipment; provides administrative services to the Fund; oversees the activities of Raymond James (the Fund's "Sub-Adviser"); provides personnel, including certain officers required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 0.85% of the Fund's average daily Managed Assets. "Managed Assets" of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

Pursuant to a Sub-Advisory Agreement between the Fund, the Adviser, and the Sub-Adviser, the Sub-Adviser, under the supervision of the Adviser and Fund's Board of Trustees, provides investment research, including the determination and dissemination of the securities rated SB-1 by Raymond James; may provide certain facilities and personnel, including certain officers required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.35% of the Fund's average daily Managed Assets.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the fund. For the year ended August 31, 2007, the Fund recognized expenses of approximately $61,000 for these services.

Net Assets                                                  Rate
----------------------------------------------------------------
First $200,000,000                                       0.0275%
Next $300,000,000                                        0.0200%
Next $500,000,000                                        0.0150%
Over $1,000,000,000                                      0.0100%


l6 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund |
NOTES TO FINANCIAL STATEMENTS continued

The Bank of New York Mellon ("BNY") acts as the Fund's accounting agent, custodian and transfer agent. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As custodian, BNY is responsible for the custody of the Fund's assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Claymore Advisors, LLC reimbursed the Fund $92,583 representing the net detriment to the Fund as a result of a trading error that occurred in June 2006. This reimbursement is shown on the Statement of Changes in Net Assets as a "Net increase from payment from affiliate."


Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At August 31, 2007 the following reclassifications were made to the capital accounts of the Fund, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, investments in partnerships and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

UNDISTRIBUTED                    ACCUMULATED
NET INVESTMENT                  NET REALIZED
INCOME/(LOSS)                    GAIN/(LOSS)                    PAID IN CAPITAL
--------------------------------------------------------------------------------
$605,180                          ($603,698)                           ($1,482)

Information on the components of investments as of August 31, 2007 is as follows:

                                                       NET TAX    UNDISTRIBUTED      UNDISTRIBUTED
                                                    UNREALIZED         ORDINARY   LONG-TERM GAINS/
COST OF               GROSS TAX      GROSS TAX    APPRECIATION          INCOME/        ACCUMULATED
INVESTMENTS FOR      UNREALIZED     UNREALIZED              ON      ACCUMULATED        CAPITAL AND
TAX PURPOSES       APPRECIATION   DEPRECIATION     INVESTMENTS    ORDINARY LOSS         OTHER LOSS
--------------------------------------------------------------------------------------------------
$228,172,062        $23,273,037  $(10,215,452)     $13,057,585      $12,368,525         $3,715,879

The differences between book basis and tax basis unrealized appreciation/ (depreciation) is attributable to the tax deferral of losses on wash sales and tax adjustments related to master limited partnerships and real estate investment trusts.

The tax character of distributions paid during the period ended August 31, 2007 was $1,223,510 of ordinary income.

Note 5 - INVESTMENTS IN SECURITIES:

For the year ended August 31, 2007, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $380,360,726 and $381,284,056, respectively.

Note 6 - CAPITAL:

COMMON SHARES

In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Claymore Securities, Inc., an affiliate of the Adviser, for consideration of $100,084. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 11,122,822 issued and outstanding. Of this amount, the Fund issued 10,000,000 shares of common stock in its initial public offering and issued, pursuant to an over-allotment option to the underwriters, an additional 400,000 shares on May 26, 2006, 400,000 shares on June 15, 2006 and 317,582 shares on June 23, 2006. All of these shares were issued at $19.10 per share after deducting the sales load.

Offering expenses of $444,703, or $0.04 per share, in connection with the issuance of common shares have been borne by the Fund and were charged to paid-in capital. The Adviser and Sub-Adviser have agreed to pay all of the organizational costs and offering expenses (other than sales load) in excess of $0.04 per common share.

Note 7 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 - ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of August 31, 2007.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity's financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.


                                            Annual Report | August 31, 2007 | 17

RYJ | Claymore/Raymond James SB-1 Equity Fund


Report of Independent Registered Public Accounting Firm |


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND

We have audited the accompanying statement of assets and liabilities of Claymore/Raymond James SB-1 Equity Fund (the "Fund"), including the portfolio of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from May 19, 2006 (commencement of investment operations) through August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Claymore/Raymond James SB-1 Equity Fund at August 31, 2007, and the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from May 19, 2006 (commencement of investment operations) through August 31, 2006, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP


CHICAGO, ILLINOIS
OCTOBER 18, 2007


l8 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Supplemental Informationl (unaudited)


FEDERAL INCOME TAX INFORMATION

Qualified dividend income of as much as $1,742,190 was received to the Fund through August 31, 2007. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $1,724,094 of investment income qualifies for the dividends-received deduction.

In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2007.

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on July 18, 2007. Common shareholders voted on the election of Class I Trustees.

With regard to the election of the following Trustees by common and preferred shareholders of the Fund:

                           # of Shares In Favor             # of Shares Withheld
--------------------------------------------------------------------------------
Randall C. Barnes                    10,257,959                           58,375
Nicholas Dalmaso                     10,127,884                          188,450

The other Trustees of the Fund whose terms did not expire in 2007 are Ronald A. Nyberg and Ronald E. Toupin, Jr


TRUSTEES
The Trustees of the Claymore/Raymond James SB-1 Equity Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR           TERM OF OFFICE**   PRINCIPAL OCCUPATION DURING           NUMBER OF PORTFOLIOS
OF BIRTH AND POSITION(S)       AND LENGTH OF      THE PAST FIVE YEARS AND               IN FUND COMPLEX***       OTHER DIRECTORSHIPS
HELD WITH REGISTRANT           TIME SERVED        OTHER AFFILIATIONS                    OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes              Since 2006         Formerly, Senior Vice                          45              None.
Year of Birth: 1951                               President & Treasurer
Trustee                                           (1993-1997), President,
                                                  Pizza Hut International
                                                  (1991-1993) and Senior Vice
                                                  President, Strategic
                                                  Planning and New Business
                                                  Development (1987-1990) of
                                                  PepsiCo, Inc. (1987-1997).

------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg               Since 2006         Partner of Nyberg &                            48              None.
Year of birth: 1953                               Cassioppi, LLC, a law firm
Trustee                                           specializing in corporate
                                                  law, estate planning and
                                                  business transactions
                                                  (2000-present). Formerly,
                                                  Executive Vice President,
                                                  General Counsel and
                                                  Corporate Secretary of Van
                                                  Kampen Investments
                                                  (1982-1999).

------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.          Since 2006         Formerly, Vice President,                      45              None.
Year of birth: 1958                               Manager and Portfolio
Trustee                                           Manager of Nuveen Asset
                                                  Management (1998-1999), Vice
                                                  President of Nuveen
                                                  Investment Advisory Corp.
                                                  (1992-1999), Vice President
                                                  and Manager of Nuveen Unit
                                                  Investment Trusts
                                                  (1991-1999), and Assistant
                                                  Vice President and Portfolio
                                                  Manager of Nuveen Unit
                                                  Investment Trusts
                                                  (1988-1999), each of John
                                                  Nuveen & Co., Inc.
                                                  (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso+              Since 2006         Senior Managing Director and                   48              None.
Year of birth: 1965                               Chief Administrative Officer
Trustee and Chief Legal                           of Claymore Advisors, LLC
and Executive Officer                             and Claymore Securities,
                                                  Inc. (2001-present). General
                                                  Counsel of Claymore
                                                  Advisors, LLC and Claymore
                                                  Securities, Inc.
                                                  (2001-2007). Formerly,
                                                  Assistant General Counsel,
                                                  John Nuveen and Co., Inc.
                                                  (1999-2001). Former Vice
                                                  President and Associate
                                                  General Counsel of Van
                                                  Kampen Investments, Inc.
                                                  (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:

     -Messrs. Barnes and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

     -Messrs. Nyberg and Toupin, as Class II Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund's Investment Adviser.



                                            Annual Report | August 31, 2007 | 19

RYJ | Claymore/Raymond James SB-1 Equity Fund |
SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS
The officers of the Claymore/Raymond James SB-1 Equity Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND    TERM OF OFFICE** AND     PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT     LENGTH OF TIME SERVED    AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                       Since 2006               Senior Managing Director of Claymore Advisors, LLC and
Year of birth: 1964                                           Claymore Securities, Inc. (2005-present). Formerly, Chief
Chief Financial Officer,                                      Financial Officer (2005-2006) of Claymore Group Inc.
Chief Accounting Officer                                      Managing Director of Claymore Advisors, LLC and Claymore
and Treasurer                                                 Securities, Inc. (2003-2005). Formerly, Treasurer of
                                                              Henderson Global Funds and Operations Manager of Henderson
                                                              Global Investors (NA) Inc. (2002-2003); Managing Director,
                                                              FrontPoint Partners LLC (2001-2002); Vice President, Nuveen
                                                              Investments (1999-2001).
------------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                    Since 2006               Vice President, Assistant General Counsel of Claymore
Year of birth: 1978                                           Securities, Inc. (2005-present). Formerly, Associate,
Secretary                                                     Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                          Since 2006               Vice President, Fund Compliance Officer of Claymore
Year of birth: 1957                                           Advisors, LLC (2006-present). Formerly, Chief Compliance
Chief Compliance                                              Officer/Assistant Secretary of Harris Investment Management,
Officer                                                       Inc. (2003-2006). Director-Compliance of Harrisdirect LLC
                                                              (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Jim Howley                           Since 2006               Vice President, Fund Administration of Claymore Advisors,
Year of birth: 1972                                           LLC (2004-present). Formerly, Manager, Mutual Fund
Assistant Treasurer                                           Administration of Van Kampen Investments, Inc. (1996-2004).
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Mathiasen                    Since 2007               Assistant Vice President, Attorney of Claymore Securities,
Year of Birth: 1978                                           Inc. (2007-present). Formerly, Law Clerk for the Idaho State
Assistant Secretary                                           Courts (2003-2007).
------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Patterson                 Since 2006               Vice President, Assistant General Counsel of Claymore
Year of Birth: 1971                                           Securities, Inc. (2006-present). Formerly, Chief Compliance
Assistant Secretary                                           Officer and Clerk, The Preferred Group of Mutual Funds
                                                              (2005-2006); Chief Compliance Officer and Secretary,
                                                              Caterpillar Investment Management Ltd (2005-2006);
                                                              Securities Counsel, Caterpillar Inc. (2004-2006); Associate,
                                                              Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

20 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone Number:
(866) 488-3559.

                                            Annual Report | August 31, 2007 | 21

RYJ | Claymore/Raymond James SB-1 Equity Fund

Fund Information |

BOARD OF TRUSTEES
Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.


OFFICERS
Steven M. Hill
Chief Financial Officer,
Chief Accounting Officer and Treasurer

Melissa J. Nguyen
Secretary

Bruce Saxon
Chief Compliance Officer

Jim Howley
Assistant Treasurer

Mark E. Mathiasen
Assistant Secretary

Matthew J. Patterson
Assistant Secretary


INVESTMENT ADVISER
AND ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

INVESTMENT SUB-ADVISER
Raymond James & Associates, Inc.
St. Petersburg, Florida

ACCOUNTING AGENT,
CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois



PRIVACY PRINCIPLES OF CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND FOR SHAREHOLDERS

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND?

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Custodian and Transfer Agent The Bank of New York Mellon, 111 Sanders Creek Parkway, East Syracuse, New York 13057 (800) 701-8178

This report is sent to shareholders of Claymore/Raymond James SB-1 Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 889-3830.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 889-3830 or by accessing the Fund's Form N-PX on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov or by visiting the Fund's website at http://www.claymore.com/ryj. The Fund's Form N-Q may also be viewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

In August 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.


22 | Annual Report | August 31, 2007

RYJ | Claymore/Raymond James SB-1 Equity Fund

About the Fund Manager |


ABOUT THE FUND'S SUB-ADVISER AND PORTFOLIO MANAGER

Claymore/Raymond James SB-1 Equity Fund is sub-advised by Raymond James & Associates, Inc. ("Raymond James") and managed by Claymore Advisors, LLC ("Claymore"). The Fund invests substantially all of its net assets in the equity securities that are rated, at the time of purchase, "Strong Buy 1" by Raymond James analysts.

RAYMOND JAMES & ASSOCIATES, INC.

Raymond James & Associates, Inc. is a wholly-owned subsidiary of Raymond James Financial, Inc., a Florida-based holding company whose subsidiaries are engaged in various financial services businesses including brokerage, trading, investment banking, asset management and financial planning services. The firm provides investment research, including the determination and dissemination of securities rated SB-1 by Raymond James analysts. The firm's research department supports the company's institutional and retail sales efforts and publishes research on approximately 600 companies.

OVERVIEW OF RAYMOND JAMES EQUITY RESEARCH

A variety of factors go into the research process used by Raymond James analysts including an assessment of industry dynamics, interviews of company executives, analysis of competition and information as available from suppliers, distributors, major customers and other independent sources. Each stock in the Raymond James coverage universe is assigned a rating of Strong Buy, Outperform, Market Perform or Underperform.

Raymond James prizes analyst independence, objectivity, thorough analysis and integrity, believing that value-added analysis and independent judgment are critical elements in the quest for superior investment performance. Raymond James equity analysts strive to anticipate both positive and negative information and to respond accordingly with timely changes in ratings, earnings estimates and price targets.

CLAYMORE ADVISORS, LLC

The Fund is managed by Chuck Craig, who serves as Portfolio Manager of the Fund. Claymore provides a continuous investment program for the Fund's portfolio and executes the purchase and sale of securities on behalf of the Fund. Chuck Craig, CFA, joined Claymore in May 2003. In addition to his role as Portfolio Manager of the Fund and other funds managed by Claymore, Mr. Craig is involved in the research, selection and development of new products for Claymore.


                                            Annual Report | August 31, 2007 | 23

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC


            NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

 RYJ
LISTED
 NYSE
                                                                     RYJ-AR-0807

                                                                      APPENDIX C


       SEMIANNUAL
           REPORT
February 29, 2008
      (unaudited)
                                                         |
                                 Claymore/Raymond James  |RYJ
                                       SB-1 Equity Fund  |
                                                         |



RAYMOND JAMES

Logo: Claymore(R)
                       www.claymore.com

           ... YOUR ROAD TO THE LATEST,

  MOST UP-TO-DATE INFORMATION ABOUT THE

CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND


The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/RYJ, you will find:

o    Daily, weekly and monthly data on share prices, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases, special notices and tax characteristics

Raymond James and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.



2 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund

Dear SHAREHOLDER |


We are pleased to submit the semi-annual shareholder report for the Claymore/Raymond James SB-1 Equity Fund (the "Fund"). This report covers performance for the Fund's semi-annual period ended February 29, 2008. As you may know, the Fund's investment objective is to provide capital appreciation to shareholders. Claymore Advisors, LLC is the Investment Adviser to the Fund; the Fund's Sub-Adviser is Raymond James & Associates, Inc. ("Raymond James"). The Fund seeks to achieve that objective by investing substantially all of its net assets in the equity securities that are rated, at the time of purchase, "Strong Buy 1" by Raymond James analysts.

Raymond James & Associates, Inc. is a wholly-owned subsidiary of Raymond James Financial, Inc., a Florida-based holding company whose subsidiaries are engaged in various financial services businesses including brokerage, trading, investment banking, asset management and financial planning services. The firm's research department supports the company's institutional and retail sales efforts and publishes research on more than 600 companies.

This Fund provides investors with direct access to Raymond James' professional equity research through a retail product. While there are no guarantees of success, we have confidence in the stock research methodologies employed by Raymond James analysts and are optimistic about the Fund's long-term prospects.

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the six-month period ended February 29, 2008, the Fund's return was negative, but in line with market trends. The Fund's total return based on market value was -9.28%, which represents a closing market price of $15.82 on February 29, 2008, versus $19.27 on August 31, 2007. On an NAV basis, the Fund generated a total return of -11.45%. This represents an NAV of $17.53 on February 29, 2008, versus $21.67 on August 31, 2007. The Fund's market price on February 29, 2008, represented a market price discount to NAV of 9.75%; as of August 31, 2007, the discount was 11.08%. We believe that the Fund's market price discount to NAV represents an opportunity, as common shares of the Fund continue to be available in the market at prices below the value of the securities in the underlying portfolio.

When shares trade at a discount to NAV, the Dividend Reinvestment Plan ("DRIP") takes advantage of the discount by reinvesting distributions in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium to NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Shareholders have the opportunity to reinvest their dividends from the Fund through the DRIP, which is described in detail on page 20 of this report.


                                         SemiAnnual Report | February 29, 2008 3

RYJ | Claymore/Raymond James SB-1 Equity Fund | DEAR SHAREHOLDER continued


The Fund paid an annual dividend of $1.84 per common share on December 31, 2007. For tax purposes, approximately $1.51 of this distribution was classified as ordinary income with the remaining $0.33 representing realized long-term capital gains. A substantial portion of this ordinary income relates to realized short-term capital gains. The Fund re-balances frequently as new securities are added as the SB-1 or others are removed. As a result, a significant portion of any realized gain/loss would likely relate to securities held for one-year or less. Any short-term capital gain distributed by the Fund would be taxed as ordinary income.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You will find information about what impacted the performance of the Fund during the first half of the 2008 fiscal year and the Investment Adviser's views on the market environment.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/ryj.

Sincerely,

/s/ Nicholas Dalmaso

Nicholas Dalmaso
Claymore/Raymond James SB-1 Equity Fund

4 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund

QUESTIONS & ANSWERS |


CHUCK R. CRAIG, CFA, PORTFOLIO MANAGER
Chuck Craig joined Claymore Securities, Inc., an affiliate of Claymore Advisors, LLC (either entity separately, or both entities together, "Claymore") in May 2003, and is a Managing Director, Portfolio Management and Supervision. Mr. Craig is also a Portfolio Manager for Claymore's line of exchange-traded funds. Additionally, he is involved in the screening, selection and development of the firm's unit investment trusts and new products. Prior to joining Claymore, Mr. Craig spent four years with First Trust Portfolios L.P. (formerly Nike Securities) as an equity research analyst and portfolio manager within the Equity Strategy Research Group. He has more than 10 years of investment industry experience and is a CFA charterholder. He received an M.S. degree in Financial Markets at the Illinois Institute of Technology and a B.S. in Finance from Northern Illinois University. Mr. Craig served for eight years in the U.S. Air Force, including six years at the White House Communications Agency serving three U.S. presidents and their staffs.

Claymore Advisors, LLC is the Investment Adviser of the Claymore/Raymond James SB-1 Equity Fund (the "Fund"). As Investment Adviser, Claymore manages the investment and reinvestment of the Fund's assets and day-to-day activities of the Fund as delegated by the Fund's Trustees. Below, Mr. Craig discusses the Fund's performance for the six-month period ended February 29, 2008.


BEFORE WE DISCUSS PERFORMANCE, WILL YOU REMIND US OF THE FUND'S INVESTMENT OBJECTIVE AND HOW THE FUND WAS DESIGNED TO SEEK THAT OBJECTIVE?

Claymore/Raymond James SB-1 Equity Fund is the only retail product that provides investors with direct access to Raymond James & Associates, Inc.'s ("Raymond James", the Fund's Sub-Adviser), professional equity selection of Strong Buy 1 ("SB-1") securities. The Fund's investment objective is to provide capital appreciation to investors. The Fund seeks to achieve that objective by investing substantially all of its net assets in the equity securities that are rated, at the time of purchase, a "Strong Buy 1" by Raymond James analysts. There are currently four ratings categories used by Raymond James (Strong Buy, Outperform, Market Perform or Underperform), with SB-1 being the highest rating. A rating of SB-1 indicates generally that the Raymond James analyst assigning the rating expects the stock to achieve certain total return targets over the next six months and to outperform the S&P 500 Index over that period. For certain higher-yielding equities, such as real estate investment trusts ("REITs") and certain master limited partnerships ("MLPs"), the analyst anticipates the stock to achieve certain total return targets over the next 12 months. Of course there is no guarantee that the stocks rated SB-1 will produce positive returns. The SB-1 ratings assigned by Raymond James analysts are not intended as guarantees of investment performance of those rated securities or of the Fund, nor are the SB-1 ratings an expectation or prediction of the performance of the Fund.

PLEASE TELL US ABOUT THE ECONOMIC AND MARKET ENVIRONMENT DURING THE SIX MONTHS ENDED FEBRUARY 29, 2008.

The six-month period from August 31, 2007, through February 29, 2008, was a period of considerable economic uncertainty and significant turmoil throughout the capital markets. In the last few months of 2007, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and an increasingly volatile equity market. The Federal Reserve Board reduced interest rates five times between September 2007 and January 2008, striving to strike a balance between providing liquidity to financial markets and keeping inflation at a moderate level. Even with this stimulus, recent trends in employment, consumer spending and other indicators have led many economists to forecast that the U.S. will experience a recession during 2008.

In this challenging economic environment, most U.S. equity indices posted negative returns. Large-cap stocks performed better than small-cap stocks, as investors demonstrated a preference for investments considered to be less risky. Seven of the 10 sectors within the S&P 500 Index had negative returns; only the energy, materials and consumer staples sectors posted positive returns. The weakest sector was financials, followed by the telecommunication services and consumer discretionary sectors.

HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the six months ended February 29, 2008, the Fund's returns were negative, in line with market trends. For this six-month period, the Fund's total return based on market price was -9.28%; return on an NAV basis was -11.45%. For NAV performance comparison purposes, the S&P 500 Index ("S&P 500" or the "Index") returned -8.79% for the same time period. The S&P 500 is generally considered representative of the U.S. large-cap stock market.Additionally, the S&P 400 MidCap Index returned



                                         SemiAnnual Report | February 29, 2008 5

RYJ | Claymore/Raymond James SB-1 Equity Fund | QUESTIONS & ANSWERS continued



-8.05%. The S&P 400 MidCap Index is a market-capitalization weighted index designed to represent U.S. companies of $1.5 billion to $5 billion capitalization range and is a widely used measure of mid-size company U.S. stock market performance.

On February 29, 2008, the Fund's closing market price was $15.82, and the NAV's closing price was $17.53, reflecting a market price discount to NAV of 9.75%. On August 31, 2007, the Fund's market price closed at $19.27 and its NAV was $21.67, reflecting a market price discount to NAV of 11.08%.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current market price discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio.
We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

WILL YOU TELL US MORE ABOUT RAYMOND JAMES' RESEARCH AND RANKING SYSTEM?

Raymond James' research department supports the company's institutional and retail sales efforts and publishes research on more than 600 companies. The firm's Equity Research Team is composed of more than 40 fundamental equity analysts. The analysts examine each company's balance sheets, operations, sales, earnings history, growth potential and management among other firm-specific data. The analysts cover eight primary market sectors including communications, consumer, energy, financial services, health care, industrial services, real estate and technology. The work of the fundamental analysts is complemented by technical and economic analysts, and is supported by nearly 60 research associates and support staff.

The ratings assigned by Raymond James analysts represent such analysts' judgments given available facts and public information and are not intended to be guarantees of investment performance of rated securities or of the Fund. The Raymond James Stock-Rating Guide serves as a guideline for the firm's equity research analysts and is in no way indicative of the future performance of any individual stock, industry sector or the Claymore/Raymond James SB-1 Equity Fund.

HOW IS THE PORTFOLIO CONSTRUCTED AND HOW IS IT MAINTAINED TO REPRESENT THE SUB-ADVISER'S STRONG BUY 1 PICKS?

The Fund employs a modified equal-weighting methodology, meaning the Fund seeks to invest an equal percentage of the Fund's total assets in each SB-1 security, within the constraints of the underlying securities. Occasionally, some of the securities may exhibit relatively low liquidity. In those cases, the Fund may take an initial position that is less than an equal weight in order to mitigate the risk of adversely affecting the price of the less liquid security. At rebalancing, the Fund seeks to bring portfolio securities to an equal weight.

While SB-1 ratings can potentially change every business day, we rebalance and reconstitute the portfolio approximately every two weeks or twice monthly. We do so in an effort to reduce turnover and transaction costs for the Fund. At the time of reconstitution and rebalancing, we sell securities that are no longer ranked SB-1, add securities not currently in the portfolio that have been upgraded to an SB-1 ranking and adjust the portfolio in accordance with our modified equal-weighting methodology.

WHAT ARE THE PORTFOLIO'S CURRENT AREAS OF EMPHASIS?

On February 29, 2008, the Fund's largest sector positions were in energy (18.8% of total investments), health care (14.5% of total investments) and consumer discretionary (12.1% of total investments). The portfolio held mainly common stocks (91.8% of total investments) and MLPs (8.1% of total investments).

At the end of the period, small-capitalization companies represented approximately 61% of total investments; mid-cap companies represented 18%; and large-cap companies represented 20% of total investments. Cash and other investments represented the remaining 1%. It is important to remember that the Fund is rebalanced twice each month and these sector allocations and security types can and do change.


WHAT ARE SOME FACTORS THAT INFLUENCED PERFORMANCE DURING THE PERIOD?

Although portfolio securities are selected based on Raymond James' rankings and not by virtue of their market capitalization, industry or sector, some of these factors did influence the Fund's performance.


6 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund | QUESTIONS & ANSWERS continued



The Fund's performance was helped by its underweight relative to the S&P 500 in the financials sector, which was the worst performing sector in the Index. Stock selection in the financials sector also contributed to performance, as the portfolio did not hold some of the stocks that experienced very sharp declines. Also positive was an overweight position relative to the Index in the energy sector, which performed well. The Fund's overweight position in the information technology sector, as well as stock selection in this sector, detracted from performance. An underweight in the consumer staples sector detracted from performance relative to the Index, although stock selection in this sector contributed to performance.

WHAT WERE SOME OF THE SECURITIES THAT HELPED AND HURT THE FUND'S PERFORMANCE?

One of the top performing holdings was CONSOL Energy, Inc. (not held in the portfolio at period end), which produces energy from coal and gas, serving the electric power generation industry in the United States; this company's earnings benefited from robust global demand for coal. Also positive was a position in Walter Industries, Inc. (not held in the portfolio at period end), a diversified industrial company with positions in natural resources and home construction. Walter reported earnings well above analysts' estimates for the fourth quarter of 2007. Another contributor was ICON plc (not held in the portfolio at period end), a contract research organization based in Ireland that provides outsourced development services on a global basis to the pharmaceutical, biotechnology and medical device industries. ICON continued to expand, both organically and through strategic acquisitions.

A position in Avanex Corporation (0.8% of total investments), which manufactures and markets fiber optic-based products known as photonic processors, detracted from performance. Avanex recently issued revenue and earnings forecasts for 2008 that were below analysts' prior estimates. Also negative was a position in PGT, Inc. (0.1% of total investments), a manufacturer and supplier of residential impact-resistant windows and doors; PGT's revenue and earnings have been hurt by the weakness in residential construction, necessitating significant layoffs. Another position that detracted from performance was NII Holdings, Inc. (0.8% of total investments), which provides digital wireless communication services to business customers in Latin American markets. This stock weakened despite strong earnings reports and management's positive outlook for 2008.

PLEASE TELL US ABOUT THE FUND'S DISTRIBUTIONS?

The Fund's investment objective is to provide capital appreciation. The Fund intends to pay substantially all of its net investment income to common shareholders through annual distributions. In addition, the Fund intends to distribute any net long-term capital gains to common shareholders as long-term capital gain dividends at least annually. To the extent that the Fund realizes net investment income, including short-term capital gains, on a more frequent basis, the Fund may make more frequent distributions to its common shareholders. On December 31, 2007, the Fund made a distribution of $1.84 per share. For tax purposes, approximately $1.51 of this distribution was classified as ordinary income with the remaining $0.33 representing realized long-term capital gains. A substantial portion of this ordinary income relates to realized short-term capital gains. The Fund re-balances frequently as new securities are added as the SB-1 or others are removed. As a result, a significant portion of any realized gain/loss would likely relate to securities held for one-year or less. Any short-term capital gain distributed by the Fund would be taxed as ordinary income.

DO YOU HAVE ANY OTHER COMMENTS FOR SHAREHOLDERS?

While the Fund's NAV return was negative over the past six months, NAV return has been positive for the period since the Fund's inception date of May 19, 2006. There are of course no guarantees of success, but we have confidence in the stock research methodologies employed by Raymond James analysts. The last few months have been a challenging time for all equity investors, including investors in closed-end funds, many of which currently sell at discounts to NAV. The closed-end fund marketplace has experienced such sell-offs in the past, as investors react based on market momentum rather than considering relative strength or weakness in the underlying securities in the closed-end fund itself. When considering performance, we encourage investors to take a long-term view. Investment performance changes on a daily basis and the true test of a Fund's success is whether it can stand the test of time. The market price of a Fund is, of course, independent of its NAV. With that said, we hope that both the Fund's NAV and its market price will improve in the future. Bear in mind, the Fund has an automatic open-end conversion feature that seeks to address market price discounts to the net asset value that are sometimes associated with closed-end funds.


                                         SemiAnnual Report | February 29, 2008 7

RYJ | Claymore/Raymond James SB-1 Equity Fund | QUESTIONS & ANSWERS continued



The Fund's Agreement and Declaration of Trust provides that (beginning after 18 months of operations from the inception date of May 19, 2006) if the Fund's Common Shares close on the New York Stock Exchange ("NYSE") for 75 consecutive trading days at a price that is a 10 % or greater discount from the NAV of the Fund's common shares, the Fund will commence the process necessary to convert the Fund into an open-end investment company. Although the Fund is required to convene a special shareholder meeting at which the Fund's shareholders can vote to maintain the Fund's status as a closed-end fund, there can be no assurance that such a vote would be obtained. If such a vote is not obtained, the Fund would convert automatically to an open-end fund and would no longer be listed on the NYSE. The Fund's shares would be purchased and redeemed by the Fund at NAV and the Fund could be required to commence a continuous offering of its shares upon the conversion to an open-end fund.


RYJ RISKS AND OTHER CONSIDERATIONS

The Fund is a diversified, closed-end management investment company with a limited history of operations and a limited history of public trading. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the securities and other instruments owned by the Fund. The value of those securities and other instruments may fluctuate, sometimes rapidly and unpredictably, and will affect the value of the common shares.

The Fund's common shares may trade at a discount or a premium in relation to net asset value. At any point in time, the common shares may be worth less than the original investment, including the reinvestment of Fund dividends and/or distributions. An investment in the common shares of the Fund is intended for long-term investors and should not be considered a complete investment program. Each common shareholder should take into account the Fund's investment objective as well as the common shareholder's other investments when considering an investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. An adverse event, such as an unfavorable earnings report, a research downgrade, including one issued by the Sub-Adviser, may depress the value of common stock of an issuer held by the Fund.

The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. Equity securities of smaller capitalization companies generally are less liquid than those of larger companies.

Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile than the U.S. market; and (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments.

Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents, increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.

An investment in MLP units involves risk that differs from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments. The Fund will not invest more than 25% of its assets in MLPs.

The Fund is subject to management risk because it is an actively-managed investment portfolio. The Investment Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. There can be no assurance that the Sub-Adviser will be successful in its analysis of stocks upgraded to or downgraded from "SB-1"status. There are no assurances that Raymond James will continue to provide equity research to the degree currently provided by it, or that it will continue to provide research services at all. Raymond James may decrease (i) the number of equity analysts that it employs,
(ii) the number of industries, or (iii) the number of issuers within an industry, that such analysts cover.

An investment in the Fund is subject to certain risks and other considerations, including, but not limited to: Industry and Sector Risk; Other Investment Company Risk; Risks Relating to Raymond James Equity Securities Ratings; Risks Associated with Other Business Activities of Raymond James; Investment Strategy Risk; Market Discount Risk; Portfolio Turnover Risk; Strategic Transactions Risk; and Current Developments Risk.

Investors should carefully consider the investment objective and policies, risk considerations, charges and ongoing expenses of the Fund before investing.


8 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund

Fund SUMMARY | AS OF FEBRUARY 29, 2008 (unaudited)

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                     $15.82
Common Share Net Asset Value                    $17.53
Premium/Discount to NAV                         -9.75%
Net Assets ($000)                             $194,969
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
(Inception 5/19/06)           Market               NAV
--------------------------------------------------------------------------------
Six Month                     -9.28%           -11.45%
One Year                      -3.68%            -5.47%
Since Inception -
   average annual             -6.97%             0.57%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                             % OF TOTAL
PORTFOLIO BREAKDOWN*                        INVESTMENTS
--------------------------------------------------------------------------------
Energy                                            18.8%
Health Care                                       14.5%
Consumer Discretionary                            12.1%
Industrials                                       11.2%
Financials                                         9.5%
Semiconductors                                     8.0%
Communications Equipment                           6.8%
Telecommunications                                 6.6%
Software & Services                                4.9%
Electronic Equipment & Instruments                 4.8%
Consumer Staples                                   0.8%
Utilities                                          0.8%
Materials                                          0.8%
Computers & Peripherals                            0.3%
Exchange Traded Funds                              0.1%
--------------------------------------------------------------------------------
* Represents broad sectors and not specific industries.

                                             % OF TOTAL
TOP TEN HOLDINGS                            INVESTMENTS
--------------------------------------------------------------------------------
Leap Wireless International, Inc.                  1.0%
NTELOS Holdings Corp.                              0.9%
Kendle International Inc.                          0.9%
Continental Resources, Inc.                        0.9%
Cogent, Inc.                                       0.9%
EMS Technologies, Inc.                             0.9%
Stanley Furniture Co., Inc.                        0.9%
MetroPCS Communications, Inc.                      0.9%
Akamai Technologies, Inc.                          0.9%
Whiting Petroleum Corp.                            0.9%
--------------------------------------------------------------------------------
Sectors and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Line Chart:
Share Price & NAV Performance
2/28/2007         15.68         17.52
                  15.57          17.4
                   15.9         17.76
                  16.07         17.91
                   15.9         17.73
                  16.19         18.06
                  16.57         18.45
                  16.45         18.29
                  15.96         17.74
                   15.8          17.5
                  15.97         17.73
                  15.94         17.69
                  16.15         17.84
                  16.16         17.93
                  16.46         18.27
                  16.12          17.9
                  16.13         17.79
                  16.15         17.81
                  16.26         17.98
                  15.97         17.62
                  15.97         17.64
                  16.25         17.97
                  16.42         18.19
                  16.42         18.19
                  16.34         17.96
2/29/2008         15.82         17.53


Pie Chart:
Holdings by Capitalization*
Asset Class
Small-cap       61%
Large-cap       20%
Mid-cap         18%
Cash and Other
Investments      1%

* As a percentage of total investments.



                                             % OF TOTAL
ASSET ALLOCATION                             NET ASSETS
--------------------------------------------------------------------------------
Common Stocks                                     91.8%
Master Limited Partnerships                        8.1%
Exchange Traded Funds                              0.1%
Other Assets in excess of Liabilities              0.0%
--------------------------------------------------------------------------------
                                                 100.0%
--------------------------------------------------------------------------------


                                         SemiAnnual Report | February 29, 2008 9

RYJ | Claymore/Raymond James SB-1 Equity Fund


Portfolio of INVESTMENTS | FEBRUARY 29, 2008 (unaudited)


   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
----------------------------------------------------------------
           TOTAL INVESTMENTS - 100.0%
           Common Stocks - 91.8%
           Communications Equipment - 6.8%
  115,500  ADC Telecommunications, Inc. (a)           $1,578,885
1,976,900  Avanex Corp. (a)                            1,603,266
   60,100  EMS Technologies, Inc. (a)                  1,730,279
   29,500  Harris Corp.                                1,440,485
  122,200  JDS Uniphase Corp. (a)                      1,606,930
   81,900  KVH Industries, Inc. (a)                      710,892
  138,800  Motorola, Inc.                              1,383,836
   42,900  Nokia Corp. - ADR (Finland)                 1,544,829
  281,091  Orbcomm, Inc. (a)                           1,602,219
----------------------------------------------------------------
                                                      13,201,621
----------------------------------------------------------------
           COMPUTERS & PERIPHERALS - 0.3%
  720,900  Concurrent Computer Corp. (a)                 576,720
----------------------------------------------------------------
           CONSUMER DISCRETIONARY - 12.1%
   13,700  Autozone, Inc. (a)                          1,576,596
   35,700  Best Buy Co., Inc.                          1,535,457
   37,500  Carnival Corp. (Panama)                     1,475,625
   53,700  Culp, Inc. (a)                                392,010
   62,100  Dollar Tree, Inc. (a)                       1,666,143
   57,100  Ethan Allen Interiors, Inc.                 1,555,404
   56,300  Home Depot, Inc.                            1,494,765
   66,700  Lowe's Cos., Inc.                           1,598,799
   60,500  Marvel Entertainment, Inc. (a)              1,521,575
   56,700  O'Reilly Automotive, Inc. (a)               1,528,632
  308,000  Pier 1 Imports, Inc. (a)                    1,613,920
   37,600  Polaris Industries, Inc.                    1,435,568
   41,500  Royal Caribbean Cruises Ltd. (Liberia)      1,452,915
  128,900  Stanley Furniture Co., Inc.                 1,696,324
   53,200  Urban Outfitters, Inc. (a)                  1,531,096
   17,800  WhirlPool Corp.                             1,501,786
----------------------------------------------------------------
                                                      23,576,615
----------------------------------------------------------------
           CONSUMER STAPLES - 0.8%
   38,500  CVS Caremark Corp.                          1,554,630
----------------------------------------------------------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.8%
  46,200   Avnet, Inc. (a)                             1,557,402
  175,700  Cogent, Inc. (a)                            1,757,000
   96,200  Ingram Micro, Inc. - Class A (a)            1,468,974
   86,100  Insight Enterprises, Inc. (a)               1,509,333
  125,400  L-1 Identity Solutions, Inc. (a)            1,499,784
   47,700  Tech Data Corp. (a)                         1,590,795
----------------------------------------------------------------
                                                       9,383,288
----------------------------------------------------------------


   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
----------------------------------------------------------------
           ENERGY - 11.5%
   14,200  Apache Corp.                               $1,628,882
   36,500  Cameron International Corp. (a)             1,550,520
   63,100  Continental Resources, Inc. (a)             1,771,848
   67,300  Delta Petroleum Corp. (a)                   1,612,508
   13,300  Diamond Offshore Drilling, Inc.             1,607,039
  125,500  Harvest Natural Resources, Inc. (a)         1,538,630
   68,700  InterOil Corp. (Canada) (a)                 1,499,034
   27,700  Lufkin Industries, Inc.                     1,583,332
   24,400  National Oilwell Varco, Inc. (a)            1,520,120
   32,300  Noble Corp. (Cayman Islands)                1,587,545
   21,500  Occidental Petroleum Corp.                  1,663,455
   18,600  Schlumberger Ltd. (Netherland Antilles)     1,607,970
   11,415  Transocean, Inc. (Cayman Islands)           1,603,922
   27,600  Whiting Petroleum Corp. (a)                 1,689,672
----------------------------------------------------------------
                                                      22,464,477
----------------------------------------------------------------
           FINANCIALS - 9.5%
   33,700  Allstate Corp. (The)                        1,608,501
   30,861  American Physicians Service Group, Inc.       583,273
   42,000  Argo Group International Holdings Ltd.
             (Bermuda) (a)                             1,571,640
  134,239  Cardinal Financial Corp.                    1,067,200
   30,400  Chubb Corp.                                 1,547,360
  117,800  CoBiz Financial, Inc.                       1,447,762
  169,148  First Bancorp (Puerto Rico)                 1,529,098
  120,100  First State Bancorporation                  1,426,788
   66,100  HCC Insurance Holdings, Inc.                1,590,366
   89,500  New York Community Bancorp, Inc.            1,461,535
   17,200  Nexity Financial Corp. (a)                    130,376
   68,100  Pinnacle Financial Partners, Inc. (a)       1,562,214
  139,000  Popular, Inc. (Puerto Rico)                 1,534,560
   28,000  Reinsurance Group of America, Inc.          1,531,880
----------------------------------------------------------------
                                                      18,592,553
----------------------------------------------------------------
           HEALTH CARE - 14.5%
   34,400  Amedisys, Inc. (a)                          1,471,632
   26,100  Cardinal Health, Inc.                       1,543,554
   34,300  Cerner Corp. (a)                            1,490,335
   78,000  Eclipsys Corp. (a)                          1,665,300
   38,500  Forest Laboratories, Inc. (a)               1,531,145
  137,900  HLTH Corp. (a)                              1,632,736
   67,071  IMS Health, Inc.                            1,509,768
   24,900  Johnson & Johnson                           1,542,804
   39,910  Kendle International Inc. (a)               1,788,367
  273,800  NovaMed, Inc. (a)                           1,097,938
  122,300  Noven Pharmaceuticals, Inc. (a)             1,658,388
   70,100  Pfizer, Inc.                                1,561,828
   35,200  Pharmaceutical Product Development, Inc.    1,586,464
  100,808  Phase Forward, Inc. (a)                     1,605,871


See notes to financial statements.

10 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund | PORTFOLIO OF INVESTMENTS (unauditd) continued


   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
----------------------------------------------------------------
           HEALTH CARE (CONTINUED)
   54,400  Psychiatric Solutions, Inc. (a)            $1,538,976
   74,100  Schering-Plough Corp.                       1,607,970
   31,500  Universal Health Services, Inc. - Class B   1,682,730
   37,900  Wyeth                                       1,653,198
----------------------------------------------------------------
                                                      28,169,004
----------------------------------------------------------------
           INDUSTRIALS - 11.2%
  100,400  Argon ST, Inc. (a)                          1,631,500
  158,500  Casella Waste Systems, Inc. - Class A (a)   1,567,565
   33,300  Con-Way, Inc.                               1,508,823
   27,200  Harsco Corp.                                1,536,528
  110,900  Heartland Express, Inc.                     1,550,382
   51,400  Herman Miller, Inc.                         1,533,262
   91,800  Interface, Inc. - Class A                   1,538,568
   95,022  JA Solar Holdings Co. Ltd. - ADR
             (Cayman Islands) (a)                      1,357,864
  118,400  Knoll, Inc.                                 1,667,072
   33,500  Landstar System, Inc.                       1,553,730
   39,510  PGT, Inc. (a)                                 134,334
   50,850  Republic Services, Inc.                     1,552,451
   52,700  Ryanair Holdings PLC - ADR (Ireland) (a)    1,506,166
   22,800  Sunpower Corp. - Class A (a)                1,498,416
   52,900  Waste Connections, Inc. (a)                 1,606,044
----------------------------------------------------------------
                                                      21,742,705
----------------------------------------------------------------
           MATERIALS - 0.8%
  42,700   Scotts Miracle-Gro Co. (The) - Class A      1,519,693
----------------------------------------------------------------
           SEMICONDUCTORS - 8.0%
   90,200  Altera Corp.                                1,543,322
   66,800  Diodes, Inc. (a)                            1,507,676
   79,600  Intel Corp.                                 1,588,020
  209,200  Micron Technology, Inc. (a)                 1,573,184
   70,650  Nvidia Corp. (a)                            1,511,204
  483,700  RF Micro Devices, Inc. (a)                  1,523,655
  188,300  Skyworks Solutions, Inc. (a)                1,555,358
   52,000  Texas Instruments, Inc.                     1,557,920
   52,400  Trina Solar Ltd. - ADR
             (Cayman Islands) (a)                      1,664,748
   72,500  Xilinx, Inc.                                1,621,100
----------------------------------------------------------------
                                                      15,646,187
----------------------------------------------------------------
           SOFTWARE & SERVICES - 4.9%
   48,100  Akamai Technologies, Inc. (a)               1,691,196
  416,500  Art Technology Group, Inc. (a)              1,407,770
   38,800  Automatic Data Processing, Inc.             1,550,060
  109,000  Interactive Intelligence, Inc. (a)          1,554,340
   30,800  NCI, Inc. - Class A (a)                       545,776
   92,500  Nuance Communications, Inc. (a)             1,521,625
  129,600  Switch & Data Facilities Co., Inc. (a)      1,354,320
----------------------------------------------------------------
                                                       9,625,087
----------------------------------------------------------------



   NUMBER
OF SHARES  DESCRIPTION                                     VALUE
----------------------------------------------------------------
           TELECOMMUNICATIONS - 6.6%
  288,300  Centennial Communications Corp. (a)        $1,519,341
   36,400  Embarq Corp.                                1,526,616
   43,500  Leap Wireless International, Inc. (a)       1,860,060
  106,300  MetroPCS Communications, Inc. (a)           1,695,485
   37,900  NII Holdings, Inc. (a)                      1,505,767
   83,925  NTELOS Holdings Corp.                       1,790,120
  189,360  PAETEC Holding Corp. (a)                    1,461,859
   49,100  SBA Communications Corp. - Class A (a)      1,524,555
----------------------------------------------------------------
                                                      12,883,803
----------------------------------------------------------------
           TOTAL COMMON STOCKS - 91.8%
           (Cost $188,063,138)                       178,936,383
----------------------------------------------------------------
           MASTER LIMITED PARTNERSHIPS - 8.1%
           ENERGY - 7.3%
   48,300  Energy Transfer Equity L.P.                 1,606,458
   32,500  Energy Transfer Partners L.P.               1,557,400
   51,300  Enterprise Products Partners L.P.           1,588,761
   54,400  Inergy L.P.                                 1,589,024
   61,000  Magellan Midstream Holdings L.P.            1,568,920
   65,900  Targa Resources Partners L.P.               1,597,416
   50,900  Teekay LNG Partners L.P.
             (Marshall Islands)                        1,529,545
   62,079  Teekay Offshore Partners L.P.
             (Marshall Islands)                        1,572,461
   43,800  Williams Partners L.P.                      1,626,294
----------------------------------------------------------------
                                                      14,236,279
----------------------------------------------------------------
           UTILITIES - 0.8%
   37,500  Suburban Propane Partners L.P.              1,539,750
----------------------------------------------------------------
           TOTAL MASTER LIMITED PARTNERSHIPS - 8.1%
           (Cost $13,727,826)                         15,776,029
----------------------------------------------------------------
           EXCHANGE TRADED FUNDS - 0.1%
   1,300   Midcap SPDR Trust Series 1
           (Cost $186,630)                               187,525
----------------------------------------------------------------
           TOTAL INVESTMENTS - 100.0%
           (Cost $201,977,594)                       194,899,937
           Other Assets in excess
             of Liabilities - 0.0%                        69,361
----------------------------------------------------------------
           NET ASSETS - 100.0%                      $194,969,298
================================================================

ADR - American Depositary Receipts

L.P. - Limited Partnership

(a)  Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                        SemiAnnual Report | February 29, 2008 11

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of ASSETS AND LIABILITIES | FEBRUARY 29, 2008 (unaudited)

ASSETS
   Investments in securities, at value (cost $201,977,594)                                        $194,899,937
   Cash                                                                                                181,036
   Receivable for securities sold                                                                      803,163
   Dividends receivable                                                                                143,067
   Other assets                                                                                          1,753
---------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 196,028,956
---------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for securities purchased                                                                    801,292
   Advisory fee payable                                                                                134,081
   Administration fee payable                                                                            4,334
   Accrued expenses and other liabilities                                                              119,951
---------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                              1,059,658
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                        $194,969,298
===============================================================================================================
COMPOSITION OF NET ASSETS
   Common stock, $.01 par value per share; unlimited number of shares authorized,
   11,122,822 shares issued and outstanding                                                       $    111,228
   Additional paid-in capital                                                                      211,744,333
   Accumulated net unrealized depreciation on investments                                           (7,077,657)
   Accumulated net realized loss on investments                                                     (9,663,287)
   Accumulated net investment loss                                                                    (145,319)
---------------------------------------------------------------------------------------------------------------
Net Assets                                                                                        $194,969,298
===============================================================================================================
NET ASSET VALUE (based on 11,122,822 common shares outstanding)                                   $      17.53
===============================================================================================================

See notes to financial statements.

12 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of OPERATIONS | FOR THE SIX MONTHS ENDED FEBRUARY 29, 2008 (unaudited)

INVESTMENT INCOME
   Dividends (net of return of capital distributions received of $470,715)      $    922,528
   Interest                                                                            8,031
---------------------------------------------------------------------------------------------------------------
      Total income                                                                                $    930,559
---------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                      955,840
   Professional fees                                                                  67,389
   Printing expenses                                                                  36,371
   Fund accounting                                                                    33,436
   Trustees' fees and expenses                                                        30,491
   Administration fee                                                                 29,915
   Custodian fee                                                                      24,413
   NYSE listing                                                                       10,556
   Insurance                                                                          10,003
   Transfer agent fee                                                                  9,328
   Miscellaneous                                                                       4,361
---------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 1,212,103
---------------------------------------------------------------------------------------------------------------
      Net investment loss                                                                             (281,544)
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                                                                 (1,131,186)
   Net change in unrealized depreciation on investments                                            (24,149,529)
---------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                 (25,280,715)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $(25,562,259)
===============================================================================================================

See notes to financial statements.

                                        SemiAnnual Report | February 29, 2008 13

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of CHANGES IN NET ASSETS |

                                                                                      FOR THE
                                                                             SIX MONTHS ENDED            FOR THE
                                                                            FEBRUARY 29, 2008         YEAR ENDED
                                                                                  (UNAUDITED)    AUGUST 31, 2007
----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment loss                                                          $   (281,544)      $   (567,519)
   Net realized gain (loss) on investments                                        (1,131,186)        14,886,062
   Net change in unrealized appreciation (depreciation) on investments           (24,149,529)        14,920,272
----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations               (25,562,259)        29,238,815
----------------------------------------------------------------------------------------------------------------
Distributions to Common Shareholders
   From and in excess of net realized gain                                       (20,465,993)        (1,223,510)
----------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets                                    (46,028,252)        28,015,305
NET ASSETS
   Beginning of period                                                           240,997,550        212,982,245
----------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net investment
   income (loss) of ($145,319) and $136,225, respectively)                      $194,969,298       $240,997,550
================================================================================================================

See notes to financial statements.

14 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund

Statement of FINANCIAL HIGHLIGHTS |

                                                                                  FOR THE                        FOR THE PERIOD
                                                                         SIX MONTHS ENDED           FOR THE       MAY 19, 2006*
PER SHARE OPERATING PERFORMANCE                                         FEBRUARY 29, 2008        YEAR ENDED             THROUGH
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD                         (UNAUDITED)   AUGUST 31, 2007     AUGUST 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $   21.67        $    19.15         $   19.10(b)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment loss(a)                                                          (0.03)            (0.05)            (0.00)(c)
   Net realized and unrealized gain (loss) on investments                          (2.27)             2.68              0.09
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                             (2.30)             2.63              0.09
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM AND IN EXCESS OF NET REALIZED GAIN       (1.84)            (0.11)             -
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $   17.53        $    21.67         $   19.15
------------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                                    $   15.82        $    19.27         $   17.50
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(d)
   Net asset value                                                                (11.45)%           13.78%             0.26%
   Market value                                                                    (9.28)%           10.77%           (12.50)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                           $194,969          $240,998          $212,982
Ratio of net expenses to average net assets                                         1.08%(e)          1.09%             1.12%(e)
Ratio of net investment loss to average net assets                                 (0.25)%(e)        (0.06)%           (0.06)%(e)
Portfolio turnover rate                                                               68%              166%               41%

*    Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b)  Before deduction of offering expenses charged to capital.

(c)  Amount is less than $0.01.

(d) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)  Annualized.

See notes to financial statements.

                                        SemiAnnual Report | February 29, 2008 15

RYJ | Claymore/Raymond James SB-1 Equity Fund

Notes to FINANCIAL STATEMENTS | FEBRUARY 29, 2008 (unaudited)



Note 1 - ORGANIZATION:

Claymore/Raymond James SB-1 Equity Fund (the "Fund") was organized as a Delaware statutory trust on March 7, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act").

The Fund's investment objective is to provide capital appreciation. There can be no assurance that the Fund will achieve its investment objective. Under normal market conditions, the Fund will invest substantially all of its net assets in equity securities that are rated, at the time of purchase, Strong Buy 1 ("SB-1") by analysts employed by Raymond James & Associates, Inc. ("Raymond James"). For purposes of the Fund's investment policies, in the event a security is downgraded by Raymond James and is no longer rated SB-1 subsequent to the purchase of such security by the Fund, such security will be considered by the Fund to be rated SB-1 until the next semi-monthly rebalancing and reconstitution date following such downgrade. For as long as the word "SB-1" is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities rated SB-1. The Fund's investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The Fund's Declaration of Trust provides that (beginning after 18 months from the date of the Prospectus) if the Fund's Common Shares close on the New York Stock Exchange ("NYSE") for 75 consecutive trading days at a price that is a 10% or greater discount from the net asset value of the Fund's Common Shares, the Fund will commence promptly the process necessary to convert the Fund into an open-end investment company. The Fund's Declaration of Trust provides that in such event a special meeting of shareholders of the Fund would be convened and that the Fund would automatically be converted to an open-end fund unless a majority of the outstanding voting securities of the Fund affirmatively vote to maintain the Fund's status as a closed-end fund.

Note 2 - ACCOUNTING POLICIES:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in goodfaith by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

(c) Distributions

The Fund intends to pay substantially all of its net investment income to Common Shareholders at least annually. In addition, the Fund intends to distribute any capital gains to Common Shareholders at least annually. To the extent that the Fund realizes net investment income, including short-term capital gains, on a more frequent basis, the Fund may make more frequent distributions to its Common Shareholders.

Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND OTHER AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser provides a continuous investment program for the Fund's portfolio; executes recommendations for the purchase and sale of securities; furnishes offices, necessary facilities and equipment; provides administrative services to the Fund; oversees the activities of Raymond James (the Fund's "Sub-Adviser"); provides personnel, including certain officers required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

As compensation for its services, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 0.85% of the Fund's average daily Managed Assets. "Managed Assets" of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

Pursuant to a Sub-Advisory Agreement between the Fund, the Adviser, and the Sub-Adviser, the Sub-Adviser, under the supervision of the Adviser and Fund's Board of Trustees, provides investment research, including the determination and dissemination of the securities rated SB-1 by Raymond James; may provide certain facilities and personnel, including certain officers required for its administrative management; and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.35% of the Fund's average daily Managed Assets.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the fund. For the six months ended February 29, 2008, the Fund recognized expenses of approximately $29,900 for these services.


l6 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund | NOTES TO FINANCIAL STATEMENTS (unaudited) continued


NET ASSETS                                                  RATE
----------------------------------------------------------------
First $200,000,000                                       0.0275%
Next $300,000,000                                        0.0200%
Next $500,000,000                                        0.0150%
Over $1,000,000,000                                      0.0100%
----------------------------------------------------------------

The Bank of New York Mellon ("BNY") acts as the Fund's accounting agent, custodian and transfer agent. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As custodian, BNY is responsible for the custody of the Fund's assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser. The Fund does not compensate its officers or trustees who are officers or directors of the Adviser.

Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments as of February 29, 2008 is as follows:

                                                            NET TAX
     COST OF                                             UNREALIZED
 INVESTMENTS        GROSS TAX        GROSS TAX         DEPRECIATION
         FOR       UNREALIZED       UNREALIZED                   ON
TAX PURPOSES     APPRECIATION     DEPRECIATION          INVESTMENTS
-------------------------------------------------------------------
$206,009,431      $11,476,354    ($22,585,848)        ($11,109,494)

The differences between book basis and tax basis unrealized appreciation/ (depreciation) is attributable to the tax deferral of losses on wash sales and tax adjustments related to master limited partnerships and real estate investment trusts.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of February 29, 2008.

The 2006 and 2007 tax years are still subject to examination by major jurisdictions.

The tax character of distributions paid during the period ended August 31, 2007 was $1,223,510 of ordinary income.

Note 5 - INVESTMENTS IN SECURITIES:

For the six months ended February 29, 2008, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $152,962,960 and $172,445,999, respectively.


Note 6 - CAPITAL:

COMMON SHARES

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 11,122,822 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund did not issue any shares during the years ended August 31, 2007 and 2006.

Note 7 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 - ACCOUNTING PRONOUNCEMENTS:

In September, 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of February 29, 2008, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.


                                        SemiAnnual Report | February 29, 2008 17

Supplemental INFORMATION | (unaudited)


TRUSTEES
The Trustees of the Claymore/Raymond James SB-1 Equity Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR      TERM OF OFFICE**  PRINCIPAL OCCUPATION DURING                 NUMBER OF PORTFOLIOS
OF BIRTH AND POSITION(S)  AND LENGTH OF     THE PAST FIVE YEARS AND                     IN FUND COMPLEX***       OTHER DIRECTORSHIPS
HELD WITH REGISTRANT      TIME SERVED       OTHER AFFILIATIONS                          OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes         Since 2006        Investor (2001-present). Formerly, Senior          40                None.
Year of Birth: 1951                         Vice President and Treasurer (1993-1997),
Trustee                                     President, Pizza Hut International
                                            (1991-1993) and Senior Vice President,
                                            Strategic Planning and New Business
                                            Development (1987-1990) of PepsiCo, Inc.
                                            (1987-1997).

------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg          Since 2006        Partner of Nyberg & Cassioppi, LLC, a law          43                None.
Year of birth: 1953                         firm specializing in corporate law, estate
Trustee                                     planning and business transactions
                                            (2000-present). Formerly, Executive Vice
                                            President, General Counsel and Corporate
                                            Secretary of Van Kampen Investments
                                            (1982-1999).

------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.     Since 2006        Formerly, Vice President, Manager and              40                None.
Year of birth: 1958                         Portfolio Manager of Nuveen Asset Management
Trustee                                     (1998-1999), Vice President of Nuveen
                                            Investment Advisory Corp. (1992-1999), Vice
                                            President and Manager of Nuveen Unit
                                            Investment Trusts (1991-1999), and Assistant
                                            Vice President and Portfolio Manager of
                                            Nuveen Unit Investment Trusts (1988-1999),
                                            each of John Nuveen & Co., Inc. (1982-1999).

INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------

Nicholas Dalmaso+         Since 2006        Senior Managing Director and Chief                 43                None.
Year of birth: 1965                         Administrative Officer of Claymore Advisors,
Trustee and Chief Legal                     LLC and Claymore Securities, Inc.
and Executive Officer                       (2007-present). Formerly, Senior Managing
                                            Director and General Counsel of Claymore
                                            Group Inc., Claymore Advisors, LLC and
                                            Claymore Securities, Inc. (2001-2007).
                                            Assistant General Counsel, John Nuveen and
                                            Co., Inc. (1999-2001). Former Vice President
                                            and Associate General Counsel of Van Kampen
                                            Investments, Inc. (1992-1999).

------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee's initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:
     -Messrs. Nyberg and Toupin, as Class II Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.
     -Messrs. Barnes and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund's Investment Adviser.


18 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund | SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS
The officers of the Claymore/Raymond James SB-1 Equity Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND    TERM OF OFFICE** AND    PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT     LENGTH OF TIME SERVED   AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                       Since 2006              Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of birth: 1964                                          Securities, Inc. (2005-present); Formerly, Chief Financial Officer of
Chief Financial Officer,                                     Claymore Group, Inc. (2005-2006); Managing Director of Claymore
Chief Accounting Officer                                     Advisors, LLC and Claymore Securities, Inc. (2003-2005); Treasurer of
and Treasurer                                                Henderson Global Funds and Operations Manager for Henderson Global
                                                             Investors (NA) Inc., (2002-2003); Managing Director, FrontPoint
                                                             Partners LLC (2001-2002.

------------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                    Since 2006              Vice President and Assistant General Counsel of Claymore Group, Inc.
Year of birth: 1978                                          (2005-present). Secretary of certain funds in the Fund Complex;
Secretary                                                    Formerly, Associate, Vedder, Price, Kaufman & Kammholz, P.C.
                                                             (2003-2005).

------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                          Since 2006              Vice President, Fund Compliance Officer of Claymore Group, Inc.
Year of birth: 1957                                          (2006-present). Formerly, Chief Compliance Officer/Assistant Secretary
Chief Compliance                                             of Harris Investment Management, Inc. (2003-2006). Director-Compliance
Officer                                                      of Harrisdirect LLC (1999-2003).

------------------------------------------------------------------------------------------------------------------------------------
James Howley                         Since 2006              Vice President, Fund Administration of Claymore Advisors, LLC
Year of birth: 1972                                          (2004-present). Formerly, Manager, Mutual Fund Administration of Van
Assistant Treasurer                                          Kampen Investments, Inc. (1996-2004).
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


                                        SemiAnnual Report | February 29, 2008 19

RYJ | Claymore/Raymond James SB-1 Equity Fund

Dividend Reinvestment Plan | (unaudited)



Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone Number:
(866) 488-3559.


20 SemiAnnual Report | February 29, 2008

RYJ | Claymore/Raymond James SB-1 Equity Fund

Fund Information |

BOARD OF TRUSTEES

Randall C. Barnes

Nicholas Dalmaso*

Ronald A. Nyberg

Ronald E. Toupin, Jr.


* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.


OFFICERS

Steven M. Hill
Chief Financial Officer,
Chief Accounting Officer and Treasurer

Melissa J. Nguyen
Secretary

Bruce Saxon
Chief Compliance Officer

James Howley
Assistant Treasurer


INVESTMENT ADVISER
AND ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

INVESTMENT SUB-ADVISER
Raymond James & Associates, Inc.
St. Petersburg, Florida

ACCOUNTING AGENT,
CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois



PRIVACY PRINCIPLES OF CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND FOR SHAREHOLDERS The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Custodian and Transfer Agent:

          The Bank of New York Mellon, 111 Sanders Creek Parkway, East Syracuse, New York 13057 (800) 701-8178

This report is sent to shareholders of Claymore/Raymond James SB-1 Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 889-3830 or on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 889-3830 or by accessing the Fund's Form N-PX on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be viewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or by visiting the SEC website at http://www.sec.gov.

In August 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.



                                        SemiAnnual Report | February 29, 2008 21

RYJ | Claymore/Raymond James SB-1 Equity Fund


ABOUT THE FUND'S SUB-ADVISER AND PORTFOLIO MANAGER

Claymore/Raymond James SB-1 Equity Fund is sub-advised by Raymond James & Associates, Inc. ("Raymond James") and managed by Claymore Advisors, LLC ("Claymore"). The Fund invests substantially all of its net assets in the equity securities that are rated, at the time of purchase, "Strong Buy 1" by Raymond James analysts.

RAYMOND JAMES & ASSOCIATES, INC.

Raymond James & Associates, Inc. is a wholly-owned subsidiary of Raymond James Financial, Inc., a Florida-based holding company whose subsidiaries are engaged in various financial services businesses including brokerage, trading, investment banking, asset management and financial planning services. The firm provides investment research, including the determination and dissemination of securities rated SB-1 by Raymond James analysts. The firm's research department supports the company's institutional and retail sales efforts and publishes research on approximately 600 companies.

OVERVIEW OF RAYMOND JAMES EQUITY RESEARCH

A variety of factors go into the research process used by Raymond James analysts including an assessment of industry dynamics, interviews of company executives, analysis of competition and information as available from suppliers, distributors, major customers and other independent sources. Each stock in the Raymond James coverage universe is assigned a rating of Strong Buy, Outperform, Market Perform or Underperform.

Raymond James prizes analyst independence, objectivity, thorough analysis and integrity, believing that value-added analysis and independent judgment are critical elements in the quest for superior investment performance. Raymond James equity analysts strive to anticipate both positive and negative information and to respond accordingly with timely changes in ratings, earnings estimates and price targets.

CLAYMORE ADVISORS, LLC

The Fund is managed by Chuck Craig, who serves as Portfolio Manager of the Fund. Claymore provides a continuous investment program for the Fund's portfolio and executes the purchase and sale of securities on behalf of the Fund. Chuck Craig, CFA, joined Claymore in May 2003. In addition to his role as Portfolio Manager of the Fund and other funds managed by Claymore, Mr. Craig is involved in the research, selection and development of new products for Claymore.


22 SemiAnnual Report | February 29, 2008

                       This Page Intentionally Left Blank

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC


             NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE



                                                                     RYJ
                                                                    LISTED
                                                                     NYSE

                                                                    RYJ-SAR-0208

                                     PART C:

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

         Pursuant to Article VI of the Registrant's Agreement and Declaration of Trust, the Trust has agreed to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth therein by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in the Declaration of Trust shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of the Declaration of Trust or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

         Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940
Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder.

ITEM 16. EXHIBITS

(1)    (a)  Certificate of Trust.*

       (b)  Amended and Restated Agreement and Declaration of Trust.**

(2)    Bylaws of the Trust.**

(3)    Not applicable.

(4) Form of Agreement and Plan of Reorganization (included as Appendix A to the Reorganization SAI).+

(5)    Not applicable.

(6)    (a)  Investment Advisory Agreement between the Trust and Claymore
            Advisors, LLC.**

       (b) Expense Reimbursement Agreement between the Trust and Claymore Advisors, LLC,****

       (c) Investment Sub-Advisory Agreement between Claymore Advisors, LLC and Mellon Capital Management Corporation.*****

(7)    (a)  Distribution Agreement between the Trust and Claymore Securities,
            Inc.**

       (b)  Form of Participant Agreement.**

(8)    Not applicable

(9)    Form of Custody Agreement between the Trust and The Bank of New York.**

(10)   Distribution and Service Plan.****

(11)   (a)  Opinion and consent of Clifford Chance US LLP.++

       (b)  Consent of Skadden, Arps, Slate, Meagher & Flom LLP.++

(12) Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the Reorganization.++

(13)   (a)  Administration Agreement between the Trust and Claymore Advisors,
            LLC.**

       (b) Form of Transfer Agency Services Agreement between the Trust and The Bank of New York.**

       (c) Form of Fund Accounting Agreement between the Trust and the Bank of New York.***

       (d) Form of Sub-License Agreement between the Trust and Claymore Advisors, LLC.***

(14)   Consent of independent registered public accounting firm.+

(15)   Not applicable.

(16)   Power of Attorney.+

(17)   Form of Proxy Card for Claymore/Raymond James SB-1 Equity Fund.+

--------------------------
+        Filed herewith.

++       To be filed by further amendment.

* Incorporated by reference to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551; 811-21906), filed with the Securities and Exchange Commission on May 26, 2006.

** Incorporated by reference to Pre-Effective Amendment No. 3 to the Trust's Registration Statement on Form N-1A (file Nos. 333-134551; 811-21906), filed with the Securities and Exchange Commission on September 15, 2006.

*** Incorporated by reference to Post-Effective Amendment No. 2 to the Trust's Registration Statement on Form N-1A (file Nos. 333-134551; 811-21906), filed with the Securities and Exchange Commission on December 12, 2006.


**** Incorporated by reference to Post-Effective Amendment No. 41 to the Trust's Registration Statement on Form N-1A (File Nos. 333-134551; 811-21906), filed with the Securities and Exchange Commission on December 31, 2007.

***** Incorporated by reference to Post-Effective Amendment No. 47 to the Trust's Registration Statement on Form N-1A (File Nos. 333-1345561; 811-21406) filed with the Securities and Exchange Commission on February 7, 2008.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees that, if the Reorganization discussed in the registration statement closes, the Registrant shall file with the Securities and Exchange Commission by post-effective amendment an opinion of counsel supporting the tax matters discussed in the registration statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lisle and State of Illinois on the 3rd day of June 2008.

                                 CLAYMORE EXCHANGE-TRADED FUND TRUST


                                 By:      /s/ J. Thomas Futrell
                                 ------------------------------
                                 J. Thomas Futrell
                                 Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

              SIGNATURES                                 TITLE                                  DATE

*
---------------------------              Trustee                                June 3, 2008
Randall C. Barnes

*                                        Trustee                                June 3, 2008
---------------------------
Ronald A. Nyberg

*                                        Trustee                                June 3, 2008
---------------------------
Ronald E. Toupin, Jr.

*                                        Trustee                                June 3, 2008
---------------------------
Nicholas Dalmaso

*                                        Treasurer, Chief Financial Officer     June 3, 2008
---------------------------              and Chief Accounting Officer
Steven M. Hill


*/s/ Kevin M. Robinson                                           June 3, 2008
------------------------------
Kevin M. Robinson
Attorney-In-Fact, pursuant to power of attorney

                                  EXHIBIT INDEX

(14)   Consent of independent registered public accounting firm

(16)   Power of Attorney

(17)   Form of Proxy Card for Claymore/Raymond James SB-1 Equity Fund